Exhibit 10.67

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[***]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

AMENDED AND RESTATED

CONTRACT

FOR TERRESTAR-2

Between

TerreStar Networks Inc.

And

Space Systems/Loral, Inc.

for the

TerreStar Satellite Program

(Acceptance In-Orbit)

December 12, 2007

The attached Contract and the information contained therein are confidential and proprietary to TerreStar Networks Inc. and Space Systems/Loral, Inc. and shall not be published or disclosed to any third party except as permitted by the Terms and Conditions of this Contract.

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Attachment A	Form of Invoice

Attachment B	Key Personnel

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PREAMBLE

This Amended and Restated Contract (the “Contract”) is executed as of December 12, 2007 (“Revised Effective Date of Contract”) by and between TerreStar Networks Inc., a corporation organized and existing under the laws of the state of Delaware, having an office and place of business at 12010 Sunset Hills Road, Reston, Virginia 20190 (hereinafter referred to as “Purchaser”) and Space Systems/Loral, Inc., a corporation organized and existing under the laws of the state of Delaware, having an office and place of business at 3825 Fabian Way, Palo Alto, California 94303-4604 (hereinafter referred to as “Contractor”, and Purchaser and Contractor are hereinafter referred to collectively as the “Parties” or individually as a “Party”) regarding the TerreStar Satellite program, and amends and restates and supersedes the Original Contract (as defined herein), only as to the TS-2 Satellite (defined below) and those Deliverable Items as set-forth herein, as the Original Contract with respect to the TS-1 Satellite and associated Deliverable Items has been amended, restated and superseded by the Amended and Restated Contract for TerreStar-1, dated of even date hereof (the “TS-1 Contract”). The TS-1 Contract together with this Contract, completely restate and supersede the Original Contract and all the rights and obligations contained in such Original Contract have been completely apportioned and allocated between the TS-1 Contract and this Contract.

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RECITALS

WHEREAS, TerreStar Networks (Canada) Inc. (“TerreStar Canada”) has been licensed by the U.S. Federal Communications Commission (“FCC”) and by Industry Canada to construct, launch and operate a communications system consisting of one geostationary satellite in the 2 GHz band, a communications network and user terminals to enable affordable access to advance communications services across North America, including all of Canada (the “TerreStar Canada Licenses”),

WHEREAS, TerreStar Canada is subject to FCC and Industry Canada milestones, relating to construction, launch and operational date of its system,

WHEREAS, Purchaser has agreed to purchase, and Contractor has agreed to furnish, one (1) communications satellite to be accepted in-orbit under the TS-1 Contract (“TS-1”), Launch Support Services, Mission Operations Support Services, risk management insurance procurement support, Training services and other items and services to the extent and subject to the terms and conditions set forth therein,

WHEREAS, Purchaser desires to procure a second communications Satellite to be accepted in-orbit under this Contract (“TS-2,” as further described in this Contract), Launch Support Services, Mission Operations Support Services, risk management insurance procurement support, Training services and other items and services to the extent and subject to the terms and conditions set forth herein,

WHEREAS, Contractor is willing to furnish such Satellite, Launch Support Services, Mission Operations Support Services, risk management insurance procurement support, Training services and other items and services to the extent of and subject to the terms and conditions set forth herein, in consideration of the price and other valid consideration,

WHEREAS, the Parties desire to enter into this Amended and Restated Contract for TS-2 for the TerreStar Satellite Program to replace and supersede the Original Contract with respect to TS-2 and certain Deliverable Items associated therewith,

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and intending to be legally bound, the Parties agree as follows:

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ARTICLE 1 – DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the following meanings:

1.1	“Acceptance” (i) with respect to the Satellite shall be as provided in Article 10, and (ii) with respect to any Deliverable Item other than the Satellite shall be as provided in Article 11.

1.2	“Affiliate” means, with respect to an entity, any other entity Controlling or Controlled by or under common Control with such entity and shall also include TerreStar Networks (Canada), Inc., as an “Affiliate” of Purchaser.

1.3	“Article” means any article or numbered paragraph thereof in the Contract terms and conditions.

1.4	“ATC IP” means any Intellectual Property covering a system, method, base station and/or wireless terminal (including any associated end user device) that uses or reuses a satellite band frequency for terrestrial (aeronautical, maritime or land-based) wireless communications, but excluding any satellite-related technology.

1.5	“Attachment(s)” means any and all attachment(s) that are attached hereto and incorporated herein (or are attached to any Exhibit and incorporated therein), as amended from time to time in accordance with the terms hereof.

1.6	“Background Intellectual Property” means Intellectual Property first made, developed, or created prior to the negotiation or performance of the Original Contract or otherwise first made, developed or created other than in performance of or pursuant to this Contract, the TS 1 Contract or the Original Contract and necessary to the use of any Deliverable Item.

1.7	“Business Day” means any day other than the following: a Saturday, Sunday, and any other day on which national banks are authorized to be closed in New York City, New York.

1.8	“Collateral” has the meaning set forth in Article 38.1.

1.9	“Component” means every unit, system and subsystem of the Satellite and all other hardware and software required to be provided by Contractor hereunder.

1.10	“Contract” means the terms and conditions (“Preamble”, “Recitals” and the Articles) of this executed Amended and Restated Contract, its Exhibits and its Attachment(s) as set forth in Articles 2.1 and 36, as amended from time to time in accordance with the terms hereof.

1.11	“Contractor” has the meaning set forth in the “Preamble” of this Contract and any successor or assignee permitted hereunder.

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1.12	“Control” and its derivatives mean, with respect to an entity, the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest if not a corporation) of such entity ordinarily having voting rights or the power to direct the management policies of such entity, whether through the ownership of voting stock, by contract, or otherwise.

1.13	“Daily Rate” has the meaning set forth in Article 13.2.1.

1.14	“Deliverable Data” means the data and documentation required to be delivered to Purchaser as specified in Exhibit A, Statement of Work.

1.15	“Deliverable Item” means any of the items or services listed in Article 3.1, as may be amended from time to time in accordance with the terms hereof or any optional items or services elected by Purchaser, and, collectively, the “Deliverable Items”.

1.16	“Delivery” has the meaning set forth it in Article 3.2.

1.17	“Dispute(s)” has the meaning set forth in Article 25.

1.18	“Effective Date of Contract” or “EDC” means July 14, 2002.

1.19	“Exhibit(s)” means the exhibit(s) identified in Article 2.1 and attached hereto and incorporated herein.

1.20	“FCC” means the Federal Communications Commission or any successor agency or governmental authority.

1.21	“Financing Agreements” means any and all documents and agreements evidencing and/or securing monies provided on a full or partial debt basis by any Financing Entity to Purchaser to fund the design, development, construction, procurement, maintenance, or operation of all or any material part of Purchaser’s Satellite program.

1.22	“Financing Entity” means any entity (other than Contractor, or parties related to Contractor, or competitors of Contractor), e.g., commercial bank, merchant bank, investment bank, commercial finance organization, corporation, or partnership, which has been specifically identified in a written notification to Contractor providing money on a full or partial debt basis to Purchaser to fund the design, development, construction, procurement, maintenance, or operation of all or any material part of Purchaser’s Satellite program.

1.23	“Firm Fixed Price” or “FFP” means the firm fixed price applicable to the Deliverable Items as set forth in Article 4.1.

1.24	“Force Majeure” has the meaning set forth in Article 17.

1.25	“Foreground Intellectual Property” means Intellectual Property first made, developed or created in performance of the Original Contract, the TS-1 Contract or this Contract that is incorporated into or employed in, or required for the use of, any Deliverable Item.

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1.26	“Forward Transmission Path” has the meaning set forth in Article 13.2.3.

1.27	“HNS” shall mean Hughes Network Services LLC.

1.28	“In-Orbit Testing” or “IOT” means the testing of the Satellite in-orbit in accordance with Exhibit D, Satellite Program Test Plan.

1.29	“Intellectual Property” means all designs, methods, concepts, layouts, software, inventions (whether or not patented or patentable), processes, technical data and documentation, technical information and drawings, and similar matter in which an Intellectual Property Right may subsist.

1.30	“Intellectual Property Claim” has the meaning set forth in Article 19.

1.31	“Intellectual Property Right(s)” means all common law and statutory proprietary rights, including patent, patent application, patent registration, copyright, trademark, service mark, trade secret, mask work rights, data rights and similar rights existing from time to time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime.

1.32	“Intentional Ignition” means, with respect to any Satellite, the ignition for the purposes of Launch of the first stage Vulcain engine of the Launch Vehicle that has been integrated with the Satellite; provided that if a Launch Vehicle is used that does not have such a Vulcain engine, this definition shall be modified to reflect the Launch Vehicle that is employed.

1.33	“Junior Liens” has the meaning set forth in Article 38.5.

1.34	“Launch” means, with respect to the Satellite, the ignition of solid propellant booster(s) if such event follows Intentional Ignition of the Launch Vehicle that has been integrated with the Satellite. If a Launch Vehicle is used that does not have a Vulcain engine, this definition shall be modified to reflect the Launch Vehicle that is employed.

1.35	“Launch and In-Orbit Insurance Policy” has the meaning set forth in Article 35.1.

1.36	“Launch Agency” means the provider of Launch Services responsible for conducting the Launch Services for the Satellite.

1.37	“Launch Services” means those services provided by the Launch Agency for the Launch of the Satellite pursuant to the Launch Services Agreement.

1.38	“Launch Services Agreement” or “LSA” means the contract between Purchaser and the Launch Agency that provides for Launch Services for the Satellite, as such contract may be amended from time to time in accordance with its terms.

1.39	“Launch Site” means the location that will be used by the Launch Agency for purposes of launching the Satellite, except in the case of Sea Launch it shall mean the homeport located in Long Beach, CA.

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1.40	“Launch Support” or “Launch Support Services” means those services specified in Exhibit A, Statement of Work, to be provided by Contractor in support of Launch Services.

1.41	“Launch Vehicle” means the launch vehicle used to provide Launch Services for the Satellite.

1.42	“License” has the meaning set forth in the “Recitals” of this Contract.

1.43	“London Inter-Bank Offer Rate” or “LIBOR” means the rate per annum shown, on the third (3rd) London business day preceding the day of commencement of an interest calculation period, on page 3750 of the Dow Jones & Company Telerate screen or any successor page as the composite offered rate for London interbank deposits in an amount approximately equal to the amount on which the interest is to be applied for a three-month period (the “Rate Base”), as shown under the heading “USD” as of 11:00 a.m. (London Time); provided that in the event no such rate is shown, LIBOR shall be the rate per annum (rounded to the nearest 1/100th of one percent) based on the rates at which U.S. dollar deposits approximately equal in principal amount to the Rate Base and for a three-month period are displayed on page “LIBO” of the Reuters Monitor Money Rates Service or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks as of 11:00 a.m. (London time) (it being understood that if at least two such rates appear on such page, the rate will be the arithmetic mean of such displayed rates); provided that in the event fewer than two such rates are displayed, or if no such rate is relevant, LIBOR shall be the rate per annum equal to the rate offered by Credit Suisse, New York Branch, at approximately 11:00 a.m. (London Time) to prime banks in the London interbank market on deposits in U.S. dollars in an amount approximately equal in principal amount to the aggregate principal balance of the Rate Base for a three-month period.

1.44	“Loral Space” has the meaning set forth in Article 5.8.

1.45	“Major Subcontract” means a subcontract related to the performance of this Contract and valued at Two Million Five Hundred Thousand U.S. dollars (U.S.$2,500,000) or more.

1.46	“Milestone” means a portion of the Work upon completion of which a payment is to be made in accordance with Exhibit E, TerreStar 2 Payment Plan and Termination Liability Amounts.

1.47	“Mission Operations Support Services” means the orbit-raising, IOT and related services specified in Exhibit A, Statement of Work, to be performed by Contractor for the Satellite.

1.48	“MRP System” means Contractor’s then current internal material requirements processing system used by Contractor in connection with the performance of satellite construction contracts for its customers generally.

1.49	“Notice of Election” has the meaning set forth in Article 20.3.1.

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1.50	[***]

1.51	[***]

1.52	“NSP” means not separately priced and included in the Firm Fixed Price.

1.53	“Orbital Performance Incentive Period” means the period commencing on the day following Acceptance of the Satellite and ending on the last day of the Satellite Stated Life.

1.54	“Orbital Performance Incentives” means an amount specified in Exhibit F that may be earned by Contractor based on in-orbit performance of the Satellite as set forth in Article 13.

1.55	“Orbital Storage” means any period of time of intentional non-use by Purchaser of the Satellite provided that the Satellite has been placed into orbit and is capable of performing in accordance with Exhibit B, Satellite Performance Specification.

1.56	“Original Contract” means the contract entered into between the Parties, dated July 14, 2002, as amended by the Parties from time to time prior to REDC (including all Contract change notices thereto).

1.57	“Partial Loss” means that, based on data available after Intentional Ignition, the Satellite does not meet all applicable requirements of Exhibit B, Satellite Performance Specification, and is not a Total Loss.

1.58	“Party” or “Parties” means Purchaser, Contractor or both, as the context requires.

1.59	“Payment Plan” means the payment plan for the applicable Deliverable Item, as set forth in Exhibit E, TerreStar 2 Payment Plan and Termination Liability Amounts , as may be amended from time to time in accordance with the terms hereof.

1.60	“Percentage of Performance Earned” has the meaning set forth in Article 13.2.1.

1.61	“Performance Specification” means the applicable performance specification for the Satellite or other Deliverable Item, as appropriate, in the context of the applicable clause, as such specification may be amended from time to time in accordance with the terms hereof.

1.62	“Permitted Debt” has the meaning set forth in Article 38.5.

1.63	“PMO” means the Purchaser’s program management office to be designated by Purchaser.

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1.64	“Product Assurance Program Plan” means the product assurance program plan attached as Exhibit C hereto, as may be amended from time to time in accordance with the terms hereof.

1.65	“Proprietary Information” has the meaning set forth in Article 31.

1.66	“Purchaser” has the meaning set forth in the “Preamble” and any successor or assignee permitted hereunder.

1.67	“Purchaser Delay” has the meaning set forth in Article 18.

1.68	“Purchaser Parent Company” has the meaning set forth in Article 13.2.11.

1.69	“Quarterly Orbital Performance Incentive” means the amount specified in Exhibit F as “Quarterly Orbital Performance Incentives,” which may be earned by Contractor based on in-orbit performance of the Satellite as set forth in Article 13.2.1.

1.70	“Raw Materials, Work-in-Process and Finished Goods” means (i) all Deliverable Items (including the Satellite(s)); (ii) all Components; and (iii) all rights in Intellectual Property, Proprietary Information, and other data and information that are to be and/or actually are delivered to Purchaser under this Contract. The foregoing shall constitute “Raw Materials, Work-in-Process and Finished Goods” as the same shall be in the process of performance, manufacture, assembly, integration, testing, delivery or completion at any given point in time, whether raw materials, work in process or finished goods, whether now owned or after-acquired and whether now existing or hereafter coming into existence; but, in each case, only to the extent identified to this Contract, which shall be deemed to occur only when such goods have been installed on the Satellite or designated for the Satellite under the MRP System.

1.71	“Return Transmission Path” has the meaning set forth in Article 13.2.3.

1.72	“Revised Effective Date of Contract” or “REDC” means the date that this Amended and Restated Contract is signed by the authorized representatives of each Party.

1.73	“Satellite” means the communications satellite that is to be manufactured by Contractor and to be delivered to Purchaser pursuant to this Contract.

1.74	“Satellite Anomaly” means, with respect to the Satellite in-orbit, a condition or occurrence that has a material adverse impact on the Satellite Stated Life or performance of the Satellite.

1.75	“Satellite Performance Specification” means the satellite performance specification for the Satellite attached as Exhibit B hereto, as may be amended from time to time in accordance with the terms hereof.

1.76	“Satellite Pre-Shipment Review” or “SPSR” has the meaning set forth in Article 9.

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1.77	“Satellite Program Test Plan” means the Satellite program test plan attached as Exhibit D hereto, as may be amended from time to time in accordance with the terms hereof.

1.78	“Satellite Stated Life” or “Satellite Mission Life” means the contracted for life of fifteen (15) years for the Satellite as set forth in Section 2.7 of Exhibit B, Satellite Performance Specification, commencing upon Acceptance of the Satellite.

1.79	“SBN/SBAS Contract” means that certain Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Space-Based Network, dated January 25, 2007, as may be amended from time to time in accordance with the terms thereof.

1.80	“SCF” means satellite control facility.

1.81	“Scheduled Orbital Performance Incentive” means, the amount specified in Exhibit E as the “Scheduled Orbital Performance Incentive,” which may be earned by Contractor based on in-orbit performance of the Satellite as set forth in Article 13.2.2.

1.82	“Secured Obligations” means, collectively, all monetary obligations of Contractor to Purchaser under this Contract (including without limitation Contractor’s obligations to (i) pay liquidated damages under Article 22 hereof, (ii) indemnify Purchaser under Articles 4.2 (solely with respect to Contractor’s indemnification obligations), 19, 20 and 26.2 hereof; and (iii) make termination payments under Article 21 and Article 23) and all damages payable to Purchaser and its Affiliates by Contractor arising out of or relating to this Contract and all reasonable costs and expenses incurred by Purchaser to recover such damages (including reasonable attorney fees).

1.83	“Security Interest” has the meaning set forth in Article 38.1.

1.84	“Spacecraft Launch Readiness Review” or “SLRR” has the meaning set forth in Article 9.2.

1.85	“Statement of Work” or “SOW” means the statement of work attached as Exhibit A hereto, as may be amended from time to time in accordance with the terms hereof.

1.86	“Summary In-Orbit Test Report” or “Summary IOT Report” has the meaning set forth in Exhibit A, Statement of Work.

1.87	“Taxes” has the meaning set forth in Article 4.2.

1.88	“Terminated Ignition” means that, following Intentional Ignition, the first stage engines of the Launch Vehicle are shut down for any reason before the Launch occurs and the launch pad is declared safe by the Launch Agency. If a Launch Vehicle is used that does not have a Vulcain engine, this definition shall be modified to reflect the Launch Vehicle that is employed.

1.89	“Termination Default” has the meaning set forth in Article 38.7.

1.90	“TerreStar 1” or “TS-1” means the satellite procured under the TS-1 Contract.

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1.91	“TerreStar 2” or “TS-2” means the Satellite.

1.92	“Total Loss” means with respect to the Satellite after Intentional Ignition: (i) the complete loss, destruction or operational failure of the Satellite, or (ii) a constructive total loss as defined in the Launch and In-Orbit Insurance Policy, if any, for the Satellite, but in no event shall a Total Loss be deemed to occur for purposes of Orbital Performance Incentives as long as Contractor is entitled to earn such incentives based on the applicable criteria set forth in Article 13.2.1, Article 13.2.2 and/or Article 13.2.3.

1.93	“Training” means the training specified in Exhibit A, Statement of Work, to be provided by Contractor hereunder.

1.94	“Transmission Path” has the meaning set forth in Article 13.2.

1.95	“TS-1 Contract” has the meaning set forth in the Preamble.

1.96	“UCC” means the Uniform Commercial Code of the State of New York or, with respect to the perfection and the effect of perfection or non-perfection of the Security Interest in the Collateral as provided in Article 38.4, the state of Delaware, in either case as in effect from time to time.

1.97	“Work” means all design, development, construction, manufacturing, labor, and services, including tests to be performed, and any and all Deliverable Items, including the Satellite, Deliverable Data, Mission Operations Support Services, Launch Support Services, [***], Training, and equipment, materials, articles, matters, services, and things to be furnished and rights to be transferred to Purchaser under this Contract, or any subcontract entered into hereunder by Contractor.

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ARTICLE 2 – SCOPE OF WORK

2.1	Provision of Services and Materials

Contractor shall provide the necessary qualified personnel, material, services, facilities and know-how to: design, manufacture, test, provide Mission Operations Support Services, Launch Support Services, and deliver for Purchaser’s Acceptance (1) S-Band Satellite (in-orbit), with [***], together with all other Deliverable Items referred to in Article 3.1, all in accordance with this Contract, including the following Exhibits (as applicable), which are attached hereto (or incorporated by reference) and made a part hereof:

2.1.1	Exhibit A, Statement of Work, Revision 4 dated November 16, 2007

2.1.2	Exhibit B, Satellite Performance Specification, Revision 6 dated October 18, 2007

2.1.3	Exhibit C, Commercial Programs Product Assurance Plan, Document No. E038152, Revision 6 dated April 5, 2004

2.1.4	Exhibit D, Satellite Program Test Plan, Revision 2 dated November 16, 2007

2.1.5	Exhibit E, TerreStar 2 Satellite Program Payment Plan and Termination Liability Amounts (not including Orbital Performance Incentive Payments), dated November 9, 2007 (“TerreStar 2 Payment Plan and Termination Liability Amounts” or “TerreStar 2 Payment Plan”)

2.1.6	Exhibit F, TerreStar Satellite Orbital Performance Incentives Payment Plan, dated November 16, 2007

2.1.7	Attachments

A.	Form of Invoice (including the Annex 1 thereto, “Form of Contractor Certificate” and “Schedule 1 to Annex I to Attachment A”)

B.	Key Personnel

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ARTICLE 3 – DELIVERABLE ITEMS AND DELIVERY SCHEDULE

3.1	Deliverable Items

Subject to the other terms and conditions of this Contract, the items to be delivered under this Contract are specified in the table below and Contractor shall deliver such items on or before the corresponding Delivery dates and at locations specified in the table below.

Item	Description	Delivery Date	Delivery Location
1.	Satellite with [***]	For TerreStar 2: [***]- Successful completion of SPSR	[***]
2.	Deliverable Data	Per SOW, Exhibit A	PMO
3.	Training	Per SOW, Exhibit A	Per SOW, Exhibit A
4.	Launch Support Services	Per SOW, Exhibit A	Per SOW, Exhibit A
5.	Mission Operations Support Services	Per SOW, Exhibit A	Per SOW, Exhibit A

3.2	Delivery

Delivery of each Deliverable Item shall occur upon Acceptance of such item in accordance with Articles 10 or 11 as applicable, except in the case of the Satellite, Delivery shall occur upon successful completion of Satellite Pre-Shipment Review pursuant to Article 9.

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ARTICLE 4 – PRICE

4.1	Firm Fixed Price

4.1.1	FFP. The Firm Fixed Price for each Deliverable Item is set forth in the table below.

Item	Description	TerreStar 2Amount
1.	Satellite (TS-2)	US$[***]
2.	Deliverable Data	[***]
3.	Training	[***]
4.	Launch Support Services	[***]
5.	Mission Operations Support Services	[***]
6.	a) [***]	[***]
	TOTAL	US$191,697,000

4.1.2	Firm Fixed Price.

A.	FFP for TerreStar 2. Subject to Article 4.2 hereof, the price to be paid by Purchaser to Contractor for the Deliverable Items 1 through 5 set forth in Article 3.1 hereof, within the scope of Work as detailed in Exhibit A, Statement of Work, shall be a firm fixed price of [***] U.S. dollars (US$[***]) (the “TS-2 Firm Fixed Price”).

4.1.3

Elements of FFP. Except as otherwise expressly provided in this Contract, the Firm Fixed Price are not subject to any escalation or to any adjustment or revision. The item price for the Satellite includes on-going design, manufacturing, tests, Deliverable Data, Training, In-Orbit Testing, preparation for shipment to Launch Site, Launch Support Services (including launch base operations), Mission Operations Support Services and insurance support services as required by Article 35, packing and transport of the Satellite to the Launch Site, transit insurance and such other insurance as is required by Article 28 (but does not include: (i) Launch Services; or (ii) any insurance coverage for loss or damage to the Satellite or Launch Vehicle from and after Intentional

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Ignition, the responsibility for both of which shall reside exclusively with Purchaser), all in accordance with the terms and conditions of this Contract, as specified herein.

4.2	Taxes

The Firm Fixed Price includes all applicable taxes, duties and similar liabilities (including interest, fines, penalties, or additions attributable or imposed on or with respect to, any such taxes, duties and similar liabilities) imposed by any United States federal, state, or local government in connection with Contractor’s performance under this Contract and the taxing authority having jurisdiction over Launch Support Services (“Taxes”). Contractor has made or will make all the necessary filings in order to deliver the Work free and clear of any Contractor incurred liens or encumbrances for Taxes. Subject to the indemnification procedures set forth in Article 20.3, in the event any governmental or taxing authority imposes or assesses Taxes against Purchaser in connection with any Deliverable Item, Contractor shall indemnify Purchaser for any Taxes paid by Purchaser and shall reimburse Purchaser for related costs of defense (whether or not Purchaser actually pays such Taxes).

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ARTICLE 5 – PAYMENTS

5.1	Payment Plan

Payments by Purchaser to Contractor of the Firm Fixed Price set forth in Article 4 shall be in accordance with Exhibit E, TerreStar 2 Payment Plan and Termination Liability Amounts.

5.2	Payment Conditions

5.2.1	Time Payments. Subject to Article 5.2.5, all time payments due from Purchaser shall be paid no later than thirty (30) days after the date specified for invoice therefor as set forth in the applicable Payment Plan in Exhibit E. Contractor shall give to Purchaser an invoice and certification in the form attached hereto as Attachment A with respect to each such time payment. Subject to Article 5.2.5, the failure of Contractor to deliver any invoice required hereunder shall not affect Purchaser’s obligation hereunder to make any time payments to Contractor.

5.2.2	Milestone Payments. All payments due from Purchaser upon the completion of a Milestone described in the Payment Plan shall be paid no later than thirty (30) days after receipt by Purchaser of an invoice and certification in the form attached hereto as Attachment A that the Milestone has been completed in accordance with the requirements of this Contract, together with the necessary or appropriate supporting data and documentation as required hereunder, if any, or as Purchaser may reasonably request within ten (10) days of receipt of invoice. Notwithstanding the foregoing, and without prejudice to Contractor’s rights under Article 5.6, Purchaser, in its sole discretion, may agree to make a partial payment to Contractor for partial completion of a Milestone event. In the event of early completion by Contractor of a Milestone in advance of such Milestone completion date as set forth in Exhibit E, TerreStar 2 Payment Plan and Termination Liability Amounts, Purchaser shall not be obligated to make the corresponding Milestone payment to Contractor in advance of the payment due date that would apply under this Article 5.2 to the applicable invoice date therefor set forth in Exhibit E, TerreStar 2 Payment Plan and Termination Liability Amounts.

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5.2.3	Cumulative Payments. In no event shall Contractor submit an invoice whose amount, when paid, would exceed the aggregate, cumulative sum of payments (time payments plus Milestone payments) scheduled to be paid to Contractor up to such point of time of payment under Exhibit E, TerreStar 2 Payment Plan and Termination Liability Amounts.

5.2.4	Non-Warranty Payments. All amounts payable to Contractor with respect to non-warranty work performed pursuant to Article 15.3 shall be paid no later than thirty (30) days after receipt of an invoice and certification in the form attached hereto as Attachment A that such non-warranty work has been completed and documented in accordance with the requirements of this Contract together with the necessary or appropriate supporting data and documentation as requested under this Contract, if any.

5.2.5	Obligation to Pay. If Contractor shall not have delivered any invoice or certification required hereunder within the time specified therefor, the relevant payment due from Purchaser shall be payable on or before thirty (30) days after receipt of such invoice or certification.

5.3	Late Payment

5.3.1	Interest. In the event that any payment due under this Contract is not made when due hereunder, without prejudice to the other rights and remedies under this Contract of the Party entitled to such payment, such Party shall also be entitled to interest at the rate of LIBOR (90 day rate) + 300 basis points per annum on the unpaid balance thereof from the date such payment is due hereunder until such time as payment is made.

5.3.2

Suspension of Performance. If any payment (other than a disputed payment as set forth immediately below) is not made by Purchaser by the date thirty (30) days after the date due in accordance with Article 5.2, or if a payment that is disputed by Purchaser pursuant to Article 5.6 is not paid into an escrow account as specified in such Article, then without prejudice to Contractor’s other rights and remedies under this Contract or at law or in equity, Contractor may elect to

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suspend performance of its obligations under this Contract, without prejudice or penalty, until the affected payment is made. If Contractor subsequently resumes performance, the schedule and affected terms of this Contract shall be equitably adjusted due to such work stoppage and the price shall be equitably adjusted to compensate Contractor for actual costs reasonably incurred by Contractor associated with such work stoppage, plus a markup of ten percent (10%) on those costs, such costs and markup to be invoiced and paid pursuant to the provisions of Article 5.

5.4	Invoices

Invoices required to be delivered by Contractor hereunder shall be submitted by facsimile and airmail to Purchaser (original plus one (1) copy, including supporting documentation and data) at the following address:

TerreStar Networks Inc.PP

Attn.:	[***]
[***]
12010 Sunset Hills Road, Suite 900
Reston, VA 20190

With a copy to:

TerreStar Networks Inc.

Attn.:	[***]
[***]
12010 Sunset Hills Road, Suite 900
Reston, VA 20190

or to such other address as Purchaser may specify in writing to Contractor.

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5.5	Payment Bank

All payments made to Contractor hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

SPACE SYSTEMS/LORAL, INC.

ACCOUNT NO.[***]

BANK OF AMERICA NT&SA

CHICAGO, ILLINOIS

[***]

or such other account or accounts as Contractor may specify in writing to Purchaser.

5.6	Disputed Amounts

In the event Purchaser determines in good faith that the event covered by a Contractor Milestone payment invoice has not been substantially completed in accordance with the requirements of this Contract, Purchaser shall so notify Contractor in writing within thirty (30) days of receipt of the invoice. Such notification shall state in reasonable detail the area(s) Purchaser considers not to be in accordance with the requirements of this Contract. Within five (5) Business Days of receipt of Purchaser’s notification, Contractor shall notify Purchaser in writing if it disagrees with Purchaser’s determination, stating its good faith basis for such disagreement. Within ten (10) Business Days thereafter, the Parties’ respective senior executives shall meet and use good faith efforts to resolve such disagreement. If the senior executives are unable to resolve the disagreement within ten (10) Business Days, Purchaser shall immediately place the payment amount in dispute into an escrow account (which the Parties shall establish with a mutually acceptable escrow agent) pending resolution pursuant to Article 25, Dispute Resolution. Should Contractor agree with Purchaser’s notification, Contractor shall proceed to correct the discrepancy(ies), and, upon correction, the invoice shall be reinstated for payment. The Parties shall equally share in the third party escrow fees incurred in connection with this Article 5.6.

5.7	Set Off

In the event one Party has not paid the second Party any amount that is due and payable to the second Party under this Contract, such second Party shall have the right to set off such amount against payments due to the first Party under this Contract, provided any amount in dispute pursuant to Article 5.6 shall not be considered eligible for setoff while the Dispute is being resolved.

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5.8	Special Financial Terms

Prior to Intentional Ignition, in the event that: (a) [***]; or (b) [***]. Nothing in this Article 5.8 shall obligate [***].

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ARTICLE 6 – PURCHASER-FURNISHED ITEMS

6.1	Purchaser-Furnished Support

To enable Contractor to perform Launch Support Services and Mission Operations Support Services, Purchaser shall timely make available to Contractor the Purchaser-furnished equipment, facilities and services described in Section 2.6 of Exhibit A, Statement of Work. At all times, such Purchaser-furnished equipment and facilities shall remain Purchaser’s property. Such equipment, facilities and services shall be in good working condition and adequate for the required purposes and, for the Launch of the Satellite hereunder, shall be made available free of charge for Contractor’s use during the period commencing on the date established therefor at the technical interchange meeting described in Section 2.6 of Exhibit A, Statement of Work, and continuing through completion of Acceptance for the Satellite. Contractor shall provide Purchaser with reasonable prior written notice of its need (including the need of any of its subcontractors, consultant and/or agent) to access any of the Purchaser-furnished sites. Contractor shall not provide access to or use of the Purchaser-furnished sites, equipment or other items to any third party other than a subcontractor, consultant and/or agent of Contractor for purposes of performing subcontracted Work hereunder. Contractor shall comply with the terms of the lease for each site, as provided in writing to Contractor. Contractor shall ensure that no lien, encumbrance, pledge or other interest whatsoever attaches to the Purchaser-furnished equipment, sites and other items as the result of acts or omissions of Contractor or its subcontractors. Purchaser and Contractor will conduct an interface meeting on the date established therefor at the technical interchange meeting described in Section 2.6 of Exhibit A, Statement of Work, to confirm the availability and adequacy of such Purchaser-furnished equipment, facilities and services.

6.2	Communications Authorizations

Purchaser shall be responsible, at its cost and expense, for preparing, coordinating and filing all applications, registrations, reports, licenses, permits and authorizations with the FCC, if required to do so, and with any other national governmental agencies having jurisdiction over Purchaser, for the construction, Launch and operation of the Satellite. Contractor shall provide such reasonable cooperation and support as Purchaser may

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reasonably request in support of Purchaser’s preparation, coordination and filing of such applications, registrations, reports, licenses, permits and authorizations. From and after Acceptance of the Satellite, for any support provided by Contractor under this Article 6.2, Contractor shall be entitled to reimbursement of actual costs reasonably incurred in connection with the provision of such support plus a markup of ten percent (10%), with such costs and associated markup to be invoiced and paid in accordance with Article 5.

6.3	Radio Frequency Coordination

Purchaser shall be responsible for the timely preparation and submission of all filings required by the International Telecommunication Union (or any successor agency thereto) and all relevant domestic communications regulatory authorities regarding radio frequency and orbital position coordination. Such filings shall be made in accordance with the Radio Regulations of the International Telecommunication Union (or any successor agency) and the laws and regulations of all domestic communications regulatory authorities having jurisdiction over Purchaser. Contractor shall provide such reasonable cooperation and support as Purchaser may reasonably request in support of Purchaser’s efforts in the preparation and submission of such filings. From and after Acceptance of the Satellite, for any support provided by Contractor under this Article 6.3, Contractor shall be entitled to reimbursement of actual costs reasonably incurred in connection with the provision of such support plus a markup of ten percent (10%), with such costs and markup to be invoiced and paid in accordance with Article 5.

6.4	Satellite Performance Data

Commencing with the first full calendar month following Acceptance of the Satellite, Purchaser shall provide a report to Contractor describing the general health and operating status of the Satellite. Such report shall be provided to Contractor on a monthly basis thereafter, delivered to Contractor promptly after the end of each month during the Satellite Stated Life of the Satellite. In the event of a Satellite Anomaly that occurs during the Satellite Stated Life, Purchaser shall timely provide Contractor with, or give Contractor access to, any data Contractor may reasonably require to investigate and correct (if Contractor is able to do so) such Satellite Anomaly and/or support Purchaser in making and perfecting claims for insurance recovery relating to such Satellite Anomaly as set forth in Article 35.2.

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6.5	Late Delivery of Purchaser-Furnished Items or Services

The late delivery of Purchaser-furnished items or services, individually or combined, shall not be considered a default by Purchaser, but shall be considered an event beyond the reasonable control of Contractor, and Contractor shall be entitled to adjustments in price, schedule, performance requirements and other terms of this Contract in accordance with Article 18.

6.6	Launch Services

Purchaser shall be responsible for furnishing Launch Services for the Satellite; provided, however, Purchaser shall not be obligated to Launch the Satellite and may elect to store the Satellite pursuant to Article 39 or make other arrangements per Article 16. Purchaser shall, no later than twelve (12) months prior to the expected Launch date for an Arianespace 5 Launch Vehicle or, for any other Launch Vehicle, the lesser of (i) eighteen (18) months prior to the expected Launch date or (ii) the notification period that is required to meet the requirements of the alternative Launch Agency, notify Contractor of its selection of the Launch Vehicle for Launch of the Satellite. The Launch Vehicle shall be one of the candidate Launch Vehicles identified in paragraph 2.1 of Exhibit B, Satellite Performance Specification.

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ARTICLE 7 – COMPLIANCE WITH U.S. LAWS AND DIRECTIVES

7.1	General

Each Party shall, at its expense, perform its respective obligations hereunder in accordance with all applicable laws, regulations, and policies of the United States and the conditions of all applicable United States Government approvals, permits, or licenses.

7.2	Compliance with U.S. Export Control Laws

7.2.1	Performance in Accordance with Law. Contractor shall, at its expense, perform the Work in accordance with all applicable export control laws, regulations, and policies of the United States and the conditions of all applicable United States Government approvals, permits, and licenses. Without limiting the generality of the foregoing, Contractor shall timely apply for and use reasonable and diligent efforts to obtain U.S. and non-U.S. Government approvals, permits and licenses necessary for export or import of the Deliverable Items and services and other technical data and equipment related to the SBAS or SBN and SBN Work being furnished by Contractor, pursuant to or to be utilized in connection with this Contract. Purchaser agrees to cooperate with Contractor in Contractor’s efforts to obtain any such approvals, permits and licenses, including providing Contractor with requirement information in Purchaser’s possession.

7.2.2	Cooperation. Any obligation of Contractor hereunder to provide hardware, software, Deliverable Data, other technical information or technical services to Purchaser and its personnel and/or its representatives shall be subject to applicable U.S. Government export control and security laws, regulations, policies and license conditions, as construed by Contractor in good faith. The Parties shall work cooperatively and in good faith to implement this Contract in compliance with such laws, regulations, policies and license conditions. If and to the extent required by U.S. law, Purchaser and its personnel and/or representatives shall enter into U.S. Government-approved agreement(s), separate from this Contract, governing Contractor’s provision of hardware, software, Deliverable Data, other technical information or technical services in connection with this Contract.

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7.3	Licenses and Other Approvals

Contractor shall timely apply for and, once issued, maintain U.S. Government export licenses, agreements and other approvals that are required for “foreign person” personnel and/or representatives of Purchaser (including, but not limited to, foreign subsidiaries and related entities of Purchaser involved with the procurement) as well as Purchaser’s insurance providers and Canadian authorities (as may be required under Canadian law) to have access to Contractor facilities, hardware, software, Deliverable Data, other technical information or technical services in connection with the performance of this Contract. A “foreign person” shall be as defined in the International Traffic in Arms Regulations, 22 C.F.R. §120.16. As early as practicable, and in no event later than fifteen (15) days after REDC, Purchaser shall provide Contractor with a list of countries (if other than the U.S.) of which “foreign person” personnel and/or representatives of Purchaser (including, but not limited to foreign subsidiaries and related entities of Purchaser involved with the procurement) as well as Purchaser’s insurance providers and Canadian authorities (as may be required under Canadian law) are citizens, if such personnel, representatives, insurance providers and Canadian authorities will or may have access to U.S. export-controlled items under this Contract. Purchaser shall provide the reasonable cooperation and support necessary for Contractor to apply for and maintain such required U.S. export licenses, agreements and other approvals, and shall promptly notify Contractor of any occurrence or change in circumstances of which it becomes aware that is relevant to or affects such export licenses, agreements and approvals. At Purchaser’s request, Contractor shall include Purchaser (and related entities involved with the procurement, including any foreign companies necessarily required to be part of the development, procurement or integration) as a named party in any application to the U.S. Government for approval of such export licenses, agreements and other approvals so as to permit Purchaser to be present during any discussion or meetings where Purchaser’s foreign subsidiaries/related entities, insurance providers and/or Canadian authorities may receive from or discuss with Contractor export-controlled technical data. Contractor shall provide the parties to such export licenses and agreements copies of the export licenses and agreements, including any U.S. Government provisos related to same.

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NOTWITHSTANDING ANY PROVISION IN THIS CONTRACT, IN NO EVENT SHALL CONTRACTOR BE OBLIGATED UNDER THIS CONTRACT TO PROVIDE ACCESS TO CONTRACTOR OR SUBCONTRACTOR FACILITIES; PROVIDE ACCESS TO OR FURNISH HARDWARE, SOFTWARE, DELIVERABLE DATA OR OTHER TECHNICAL INFORMATION; OR PROVIDE TECHNICAL/DEFENSE SERVICES, TO ANY PERSON EXCEPT IN COMPLIANCE WITH APPLICABLE U.S. EXPORT CONTROL LAWS, REGULATIONS, POLICIES AND LICENSE CONDITIONS, AS CONSTRUED BY CONTRACTOR IN GOOD FAITH.

7.4	No Unauthorized Exports or Retransfers

PURCHASER SHALL NOT EXPORT OR TRANSFER TO ANY “FOREIGN PERSON” ANY HARDWARE, SOFTWARE, DELIVERABLE DATA, OTHER TECHNICAL INFORMATION OR TECHNICAL/DEFENSE SERVICES FURNISHED HEREUNDER, EXCEPT AS EXPRESSLY AUTHORIZED BY THE U.S. GOVERNMENT IN ACCORDANCE WITH THE EXPORT LICENSES, AGREEMENTS AND OTHER APPROVALS REFERENCED IN ARTICLES 7.1 AND 7.2 OR AS OTHERWISE EXPRESSLY AUTHORIZED UNDER U.S. EXPORT CONTROL LAWS.

IF PURCHASER IS A “FOREIGN PERSON”, PURCHASER SHALL NOT RE-EXPORT, RE-TRANSFER OR DIVERT TO ANY THIRD PARTY ANY ITEM EXPORTED TO PURCHASER UNDER OR IN CONNECTION WITH THIS CONTRACT, EXCEPT AS EXPRESSLY AUTHORIZED BY THE U.S. GOVERNMENT IN ACCORDANCE WITH THE EXPORT LICENSES, AGREEMENTS OR OTHER APPROVALS REFERENCED IN ARTICLES 7.1 AND 7.2 OR AS OTHERWISE EXPRESSLY AUTHORIZED UNDER U.S. EXPORT CONTROL LAWS.

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ARTICLE 8 – ACCESS TO WORK IN PROGRESS

8.1	General

Contractor represents and warrants that, subject to Article 7, the access to the Work and Work-in-progress to be provided Purchaser personnel (and Purchaser’s duly appointed consultants and agents) under this Contract is or shall be substantially similar to the access to the Work and Work-in-progress Contractor provides to its other major commercial customers. In the event Contractor becomes aware that the access to the Work and Work-in-progress provided under this Contract is otherwise, Contractor shall promptly remedy that situation.

8.2	Work-in- Progress at Contractor’s Facility

Subject to Article 7 and compliance with Contractor’s normal and customary safety and security regulations, policies, procedures and practices of which Purchaser has received prior written notice, Purchaser personnel (and Purchaser’s duly appointed consultants and agents) shall be allowed unescorted access to all Work being performed at Contractor’s facility for the Satellite and other Deliverable Items, for the purpose of observing the progress of such Work during normal program business hours and at such other hours as Contractor may agree. Subject to Article 7, Purchaser shall be provided ten (10) non-escort permanent badges and ten (10) escort badges to agreed work areas where the Work is being performed.

8.3	Work in Progress at Subcontractors’ Facilities

In the case of Contractor’s Major Subcontracts, and such other non-major subcontracts under which the effort in support hereunder involves significant design or qualification or the subcontractor is experiencing performance difficulties which may have a material adverse effect on the Delivery schedule or performance or provision of a Deliverable Item, Contractor shall use commercially reasonable efforts to require that each such subcontract contain a provision substantially similar to this Article 8 with respect to access to the applicable subcontractor’s facilities and performance of the Work. Such access shall be subject to Article 7 and (i) each such subcontractor’s safety and security regulations of which Purchaser is advised in writing prior to any visit, and (ii) right of Contractor to accompany Purchaser on any such visit to a subcontractor’s facility. Purchaser Personnel shall be allowed to attend all the Major Subcontractor’s design and technical reviews.

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8.4	On-Site Facilities for Purchaser’s Personnel

For the purpose of monitoring the progress of the Work being performed by Contractor hereunder, Contractor shall provide office facilities at or proximate to Contractor’s plant for up to five (5) resident Purchaser personnel (and/or Purchaser’s duly appointed consultants and agents) through Acceptance of the Satellite. The office facilities to be provided shall include a reasonable amount of office space, office furniture, local telephone service, reasonable long-distance telephone usage, internet access (at the same speed and quality available to Contractor personnel), access to Contractor’s exchange network specific to this Contract, access to copy machines, facsimile machines, meeting rooms, and to the extent available, videoconference rooms, and car parking facilities, to the extent necessary to enable Purchaser personnel to monitor the progress of Work under this Contract. In the case of Contractor’s Major Subcontracts related to the payload, Contractor shall use commercially reasonable efforts to ensure that reasonable office facilities for up to three (3) Purchaser personnel (and/or Purchaser’s duly appointed consultants and agents) are provided on a temporary basis to attend meetings or witness tests.

8.5	Purchaser Representatives as Competitors/Foreign Persons

Contractor may, in its reasonable discretion, deny access to Contractor’s facilities, products or information to any and all Purchaser consultants and agents who are in direct competition with and/or currently employed by companies or entities that are in direct competition with Contractor for the sale of commercial telecommunications satellites. Purchaser shall notify Contractor in writing of the name, title or function, business relationship, employer, citizenship status under U.S. export laws and such other information as may be reasonably requested by Contractor, with respect to each of its intended consultants and agents, and cause each such consultant and agent to: (i) execute a confidentiality agreement directly with Contractor in form and substance reasonably satisfactory to Contractor and containing terms substantially the same as those set forth in Article 31 and Article 32; and (ii) pursuant to Article 7, execute a

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Technical Assistance Agreement or other agreement to ensure compliance with applicable U.S. export control laws and regulations to the extent required by applicable U.S. export laws or regulations as interpreted by Contractor in good faith. Where Purchaser has not complied with this Section 8.5, Contractor may, in its discretion, deny any consultant or agent of Purchaser access to Contractor facilities, products or information.

8.6	Interference with Operations

Purchaser shall exercise its rights under this Article 8 in a manner that does not unreasonably interfere with Contractor’s or its subcontractors’ normal business operations or Contractor’s performance of its obligations under this Contract or any agreement between Contractor and its subcontractors.

8.7	Financing Entities

Subject to the provisions of Article 7, each Financing Entity shall have access to the Work in the same manner and to the same extent as Purchaser consultants and agents under this Article 8.

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ARTICLE 9 – SATELLITE PRE-SHIPMENT REVIEW (SPSR) AND SPACECRAFT LAUNCH

AND SPACECRAFT LAUNCH READINESS REVIEW (LRR)

9.1	Satellite Pre-Shipment Review (SPSR)

9.1.1	Contractor to Review the Satellite Prior to Shipment. Contractor shall conduct a review of the Satellite prior to Contractor’s shipment of the Satellite to the Launch Site. This review shall be in accordance with the terms of this Article 9 and Section 2.4.9 of Exhibit A, Statement of Work (a “Satellite Pre-Shipment Review” or “SPSR”).

9.1.2	Time, Place and Notice of SPSR; Failure to Conduct. The SPSR shall take place at Contractor’s facility. Contractor shall notify Purchaser in writing on or before thirty (30) days prior to the date that the Satellite shall be available for SPSR, which shall be the scheduled date for commencement of such SPSR. If Purchaser cannot commence such SPSR on such scheduled date, Contractor shall make reasonable efforts to accommodate Purchaser’s scheduling requirements. If Purchaser shall fail to commence or complete the SPSR, Purchaser shall be deemed to have notified Contractor pursuant to Article 9.1.6 hereof that SPSR for the Satellite has been successfully completed.

9.1.3	Conduct and Purpose of SPSR. The SPSR shall be conducted in accordance with the terms of this Article 9 and Section 2.4.9 of Exhibit A, Statement of Work. The purpose of the SPSR with respect to the Satellite shall be to: (i) review test data and analyses for the Satellite; (ii) demonstrate all testing has been completed in accordance with Exhibit D, Satellite Program Test Plan; and (iii) determine whether the Satellite meets applicable Exhibit B, Satellite Performance Specification, requirements (except those that have been waived pursuant to Article 9.1.4 below) and is ready for shipment to the Launch Site.

9.1.4

Waivers and Deviations. Contractor shall submit to Purchaser any request for a waiver of, or deviation from, provisions(s) of the Performance Specification applicable to the Satellite or Deliverable Item. A request for waiver or deviation shall be deemed granted only if it has been approved in writing by a duly authorized representative of Purchaser. Each such waiver or deviation approved

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by Purchaser shall be deemed an amendment to the Performance Specification for the Satellite or Deliverable Item, permitting such waiver thereof, or deviation therefrom, effective on or after the date of such approval for the Satellite or Deliverable Item. Purchaser shall consider each waiver or deviation request in good faith and shall not unreasonably withhold its consent to any such request.

9.1.5	Purchaser’s Inspection Agents. Purchaser may, subject to prior written notice to Contractor, cause any Purchaser personnel, consultant or agent designated by Purchaser to observe the SPSR pursuant to this Article 9; provided, however, that the provisions of Article 7 and Article 8.5 shall apply to any such agent.

9.1.6

SPSR Results. Within seventy-two (72) hours after completion of the SPSR, Purchaser shall notify Contractor in writing of: (i) its concurrence with the results of the SPSR including any waiver of its right to compel correction of those non-conformances to the requirements of Exhibit B, Satellite Performance Specification, specified by Purchaser in such notice; or (ii) specific non-conformances of the Satellite to the requirements of Exhibit B, Satellite Performance Specification, which require correction. In the event that such SPSR demonstrates: (i) all testing has been performed in accordance with Exhibit D, Satellite Program Test Plan; and (ii) conformity of the Satellite to the applicable requirements of Exhibit B, Satellite Performance Specification (including any waivers or deviations approved by Purchaser pursuant to Article 9.1.4), the Satellite shall be prepared and shipped to the Launch Site for Launch. In the event that such SPSR discloses: (i) any failure to conduct testing in accordance with Exhibit D, Satellite Program Test Plan; or (ii) any non-conformance of the Satellite to the requirements of Exhibit B, Satellite Performance Specification, either of which is not the subject of any waivers or deviations approved by Purchaser pursuant to Article 9.1.4, Purchaser’s notice shall state each such non-conformance (with reference to the applicable requirement of Exhibit D, Satellite Program Test Plan, or Exhibit B, Satellite Performance Specification, deemed not met) it requires to be corrected or repaired, and Contractor shall correct or repair each such non-conformance and resubmit the Satellite for additional testing in accordance with applicable

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requirements of Exhibit D, and a second SPSR. Such additional testing and second SPSR shall be conducted to the extent relevant and necessary to demonstrate the Satellite conforms to the requirements of Exhibit B, Satellite Performance Specification. If Purchaser fails to provide such notice within the time specified, the SPSR shall be deemed to have been successfully completed. In the event that the Satellite has successfully completed SPSR, whether pursuant to the original SPSR or a subsequent SPSR, the Satellite shall be prepared and shipped to the Launch Site for Launch. Contractor shall have no obligation to ship the Satellite to the Launch Site until all non-conformances are corrected, repaired or have an approved waiver or deviation. Following successful completion of the SPSR for the Satellite in accordance with this Article 9, Contractor shall transport the Satellite, in accordance with Contractor’s standard commercial practices, to the Launch Site and proceed with the Launch Readiness Review for the Satellite or, if directed by Purchaser, transport the Satellite to the storage facility for storage pursuant to Article 39 and Exhibit D.

9.1.7	Inspection Costs Borne by Purchaser. All costs and expenses incurred by Purchaser and its agents in the exercise of its inspection rights under this Article 9, including travel and living expenses, shall be borne solely by Purchaser.

9.1.8	Correction of Deficiencies after SPSR. If at any time following the SPSR and prior to Intentional Ignition (or in the event of a Terminated Ignition, prior to any subsequent Intentional Ignition), the Satellite fails to meet Exhibit B, Satellite Performance Specification, as may be modified as of such time pursuant to Article 9.1.4, Contractor shall promptly undertake to correct such deficiencies prior to Intentional Ignition (or in the case of a Terminated Ignition, prior to any subsequent Intentional Ignition) and the Contract Delivery schedule set forth in Article 3 shall be extended as necessary to accommodate such corrective actions, and, in the event of a Terminated Ignition, Contractor shall be entitled to such other compensation for such corrections, if any, to the extent and as provided in Article 12.1.

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9.2	Spacecraft Launch Readiness Review (SLRR)

After shipment of the Satellite to its intended Launch Site and prior to Launch, Contractor shall conduct a Spacecraft Launch Readiness Review in accordance with the requirements of Section 2.4.11 of Exhibit A, Statement of Work. Contractor shall give Purchaser personnel reasonable advance notice of such Spacecraft Launch Readiness Review. The purpose of the Spacecraft Launch Readiness Review is to verify that all testing required under Exhibit D, Satellite Program Test Plan, has been successfully completed and the Satellite meets all the parameters required to be tested thereunder (including any waivers or deviations approved by Purchaser). The SLRR will be deemed successfully completed when the Parties agree the above-stated purposes of the SLRR have been met and the Satellite is ready to be integrated with the Launch Vehicle. Within twenty-four (24) hours after completion of the SLRR, Purchaser shall notify Contractor of its: (i) concurrence with the results of the SLRR, including any waiver of its right to compel correction of those non-conformances to the applicable provisions of Exhibit A or Exhibit D; or (ii) specific non-conformances of the Satellite to the requirements of Exhibit A or Exhibit D which are not the subject of any waivers or deviations approved by Purchaser. Purchaser’s notice shall state each such non-conformance (with reference to the applicable requirements of Exhibit A or Exhibit D deemed not met) it requires to be corrected or repaired, and Contractor shall correct or repair each such non-conformance and resubmit the Satellite for Purchaser’s concurrence. Failure to provide such notice within the time specified shall be deemed notice of Purchaser’s concurrence.

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ARTICLE 10 – SATELLITE ACCEPTANCE

10.1	In-Orbit Testing (IOT)

Thirty (30) days prior to the scheduled Launch of the Satellite, Contractor shall notify Purchaser in writing of the IOT schedule with respect to the Satellite. Purchaser may observe such IOT at Purchaser’s or Contractor’s location, at Purchaser’s election, subject to Article 7 and Article 8.5 and applicable U.S. Government and Contractor security restrictions.

Contractor shall: (i) conduct IOT in accordance with Exhibit D, Satellite Program Test Plan; (ii) conduct the IOT review within three (3) days of completing IOT, and submit the Summary In-Orbit Test Report at least 24 hours prior to conducting the IOT review; and (iii) present the Satellite Acceptance Certificate at the IOT review, all (i) – (iii) in accordance with Exhibit A, Statement of Work, and Exhibit D, Satellite Program Test Plan and this Article 10. If, within 24 hours after completion of the IOT review, Purchaser notifies Contractor, in good faith, that the conduct of the IOT or IOT review or the contents of the Summary In-Orbit Test Report do not comply in all material respects with the requirements of Exhibit A or Exhibit D, as applicable, Contractor shall work with Purchaser in good faith to resolve such material deficiencies. The “IOT Completion Date” shall occur: (i) 24 hours after completion of the IOT review if Purchaser does not notify Contractor of any such deficiencies within such 24 hour period; or (ii) upon correction of any material deficiencies in the conduct of the IOT or IOT review or the contents of the Summary In-Orbit Test Report.

10.2	Acceptance

Acceptance of the Satellite shall be deemed irrevocably to occur upon the earlier of: (i) the IOT Complete Date (which shall occur as set forth above unless there is a Total Loss of the Satellite); or (ii) the instant immediately prior to an event on or after Intentional Ignition resulting in the Total Loss of the Satellite (or the Satellite being reasonably determined to be a Total Loss) (“Acceptance” for the Satellite).

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10.2.1	Orbital Performance Incentives. After Acceptance of the Satellite, Contractor shall have the right to earn Orbital Performance Incentives in accordance with Article 13 hereof.

10.2.2	No Further Liability. After Acceptance of the Satellite, Contractor shall have no further obligation with respect to the Satellite, except as otherwise provided in Articles 10.4, 15.2, 19 and 35.2; moreover, except as otherwise provided in Articles 15.2, 19 and 35.2, Contractor’s loss of Orbital Performance Incentives pursuant to Article 13 shall be Purchaser’s sole and exclusive remedy with respect to the Satellite’s performance after Intentional Ignition.

10.3	Reserved

10.4	Post-Eclipse Report

In the event no solar eclipse occurs during IOT, Contractor shall, at Purchaser’s request, and subject to making the Satellite and necessary Purchaser facilities available to Contractor, for the first solar eclipse following completion of IOT, conduct eclipse testing in accordance with Exhibit D, Satellite Program Test Plan, and prepare and provide Purchaser an eclipse test report demonstrating the Satellite meets the applicable performance requirements during an eclipse in accordance with Exhibit A, Statement of Work. In the event the report shows non-compliance with the applicable performance requirements during an eclipse, then the Parties shall agree to an equitable adjustment to the amounts Contractor may earn under Article 13.

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ARTICLE 11 – ACCEPTANCE INSPECTION FOR DELIVERABLE ITEMS OTHER THAN SATELLITE

11.1	Deliverable Items of Hardware Other Than the Satellite

11.1.1	Inspection. With respect to each Deliverable Item of hardware (including software integrated in such hardware), other than the Satellite, Purchaser shall perform acceptance inspection within ten (10) days after such Deliverable Item arrives at the location designated for Delivery thereof in Article 3.1. The purpose of the acceptance inspection shall be to determine whether each such Deliverable Item meets applicable Performance Specification requirements as of the date of such Delivery, as such requirements may have been modified pursuant to Article 11.6.

11.1.2	Acceptance Inspection Results. Within fifteen (15) days after completion of acceptance inspection pursuant to this Article 11 for any Deliverable Item, Purchaser shall notify Contractor in writing of the results of such acceptance inspection. In the event that such acceptance inspection demonstrates conformity of such Deliverable Item to the requirements of the applicable Performance Specification, such Deliverable Item shall be accepted by Purchaser for all purposes hereunder (“Acceptance” with respect to each such Deliverable Item other than the Satellite), and Purchaser’s notice shall so state. In the event that such acceptance inspection discloses any non-conformance of such Deliverable Item to the applicable Performance Specification, Purchaser’s notice shall identify each such non-conformance (with reference to the applicable requirement of the Performance Specification deemed not met), and Contractor shall correct or repair such non-conformance and resubmit such Deliverable Item for a second acceptance inspection in accordance with this Article 11. Such second acceptance inspection shall be conducted by Purchaser to the extent the Purchaser deems relevant and necessary to verify the hardware (including integrated software) conforms to the requirements of the applicable Performance Specification. If Purchaser fails to provide notice within the time specified, Acceptance shall be deemed to have occurred with respect to such Deliverable Item.

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11.2	Deliverable Data

Purchaser shall, within fifteen (15) Business Days of Delivery by Contractor to the location designated in Article 3.1 of Deliverable Data requiring Purchaser approval pursuant to Exhibit A, Statement of Work, notify Contractor in writing that such Deliverable Data has been accepted in accordance with Exhibit A, Statement of Work (“Acceptance” with respect to each such item of Deliverable Data), or that such Deliverable Data does not comply with the applicable requirements of Exhibit A, Statement of Work, identifying each such non-conformance (with reference to the applicable requirement of Exhibit A, Statement of Work deemed not met). Contractor shall promptly correct any non-compliant aspect of such Deliverable Data identified in such notice from Purchaser, and re-submit it to Purchaser for a second acceptance inspection pursuant to this Article 11.2. The provisions of this Article 11.3 shall thereafter apply to the corrected Deliverable Data. If Purchaser fails to provide notice within the time specified, Acceptance shall be deemed to have occurred with respect to such Deliverable Data. Deliverable Data that does not require Purchaser approval pursuant to Exhibit A, Statement of Work, shall be deemed accepted upon Delivery of such Deliverable Data unless within fifteen (15) Business Days of Delivery, Purchaser notifies Contractor in writing that such Deliverable Data does not comply with the applicable requirements of the Statement of Work, identifying each such non-conformance (with reference to the applicable requirement of the Statement of Work deemed not met). Contractor shall promptly correct any non-compliant aspect of such Deliverable Data identified in such notice from Purchaser and re-submit it to Purchaser for a second acceptance inspection. Failure to provide notice within the time specified shall be deemed to be Acceptance for such item of Deliverable Data.

11.3	Training

Acceptance of Training, or any part thereof, required by Exhibit A, Statement of Work, shall occur upon Contractor furnishing Training, or such part thereof, to Purchaser in accordance with the Delivery schedule and in a condition conforming to Exhibit A, Statement of Work. Any Training furnished to Purchaser shall be accompanied by written notice from Contractor specifying that portion of the Training being furnished. If such Training or part thereof is unacceptable, Purchaser shall notify Contractor in writing

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within fifteen (15) Business Days of completion of such Training or portion thereof, that the Training, or part thereof, does not conform to the requirements of the Exhibit A, Statement of Work, identifying each such non-conformance (with reference to the applicable requirement of Exhibit A, Statement of Work, deemed not met). Contractor shall, at its expense, promptly correct such non-conformance and shall notify Purchaser that the corrections have been made. The provisions of this Article 11.3 shall thereafter apply to the corrected Training. If Purchaser fails to provide notice within fifteen (15) Business Days of completion of Training or any part thereof, Acceptance shall be deemed to have occurred with respect to such Training or part thereof.

11.4	Other Services

Acceptance of other services provided hereunder (e.g., Launch Support Services and Mission Operations Support Services), or any part thereof, shall occur upon Contractor furnishing such services, or such part thereof, to Purchaser in accordance with the Delivery schedule set forth in Article 3.1 and in a condition conforming to the requirements of this Contract. To the extent feasible, any such services furnished to Purchaser shall be accompanied by written notice from Contractor specifying that portion of the services being furnished. If such services or part thereof are unacceptable, Purchaser shall notify Contractor that the services, or part thereof, do not conform to the requirements of Exhibit A, Statement of Work, identifying each such non-conformance (with reference to the applicable requirement of Exhibit A, Statement of Work, deemed not met). Contractor shall promptly correct such non-conformance to the extent feasible and shall notify Purchaser that the corrections have been made. The provisions of this Article 11.4 shall thereafter apply to the corrected services.

11.5	Purchaser’s Inspection Agents

Purchaser may, upon giving prior written notice to Contractor, cause any Purchaser personnel, consultant or agent designated by Purchaser to observe or conduct the acceptance inspection pursuant to this Article 11 in whole or in part; provided, however, that the provisions of Article 7 and Article 8.5 shall apply to any such agent and such agent shall comply with Contractor’s normal and customary safety and security regulations provided to Purchaser in writing in advance of such inspection.

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11.6	Waivers and Deviations

Waivers of or deviations from the Performance Specification applicable to any Deliverable Item subject to acceptance inspection pursuant to this Article 11 shall be addressed as set forth in Article 9.1.4.

11.7	Inspection Costs Borne by Purchaser

All costs and expenses incurred by Purchaser or its agents in the performance of its inspection rights under this Article 11, including travel and living expenses, shall be borne solely by Purchaser.

11.8	Warranty Obligations

In no event shall Contractor be released from any of its warranty obligations applicable to any Deliverable Item other than the Satellite as set forth in Article 15 as a result of such Deliverable Item having been Accepted as set forth in this Article 11.

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ARTICLE 12 – TRANSFER OF TITLE AND RISK OF LOSS

12.1	Satellite

Title (free and clear of all Contractor-incurred liens and encumbrances of any kind) and risk of loss or damage to the Satellite shall pass from Contractor to Purchaser at the time of Intentional Ignition of the Launch Vehicle used for the Launch of the Satellite; provided, however, in the event of a Terminated Ignition for the Satellite, title and risk of loss or damage to the Satellite shall revert to Contractor upon such Terminated Ignition and shall again pass to Purchaser upon the subsequent Intentional Ignition of the Launch Vehicle used for Launch of the Satellite. Notwithstanding the foregoing, in no event shall Purchaser be entitled to Launch or take title to the Satellite unless and until all amounts then-currently due to Contractor from Purchaser under this Contract have been paid to Contractor in full (unless such amounts are in dispute pursuant to Article 5.6). In addition, Purchaser’s right to take possession and/or title to Work-in-Process, Raw Materials and Finished Goods shall be subject to the terms and conditions as set forth in the applicable Articles hereto.

UPON AND AFTER INTENTIONAL IGNITION OF THE LAUNCH VEHICLE FOR THE SATELLITE, UNLESS AND TO THE EXTENT OF A TERMINATED IGNITION AS PROVIDED HEREIN, CONTRACTOR’S SOLE FINANCIAL RISK, AND THE SOLE AND EXCLUSIVE REMEDIES OF PURCHASER OR ANY PARTY ASSOCIATED WITH PURCHASER, WITH RESPECT TO THE USE OR PERFORMANCE OF THE SATELLITE (INCLUDING WITH RESPECT TO ANY ACTUAL OR CLAIMED DEFECT CAUSED OR ALLEGED TO BE CAUSED AT ANY TIME BY CONTRACTOR’S OR ANY OF ITS SUBCONTRACTORS’ NEGLIGENCE OF ANY DEGREE) SHALL BE AS SET FORTH IN ARTICLES 13, 15.2, 19, AND 35.2, IN ALL CASES SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 30.

In the event of a Terminated Ignition, Contractor shall inspect the Satellite and provide Purchaser with a report on the condition of the Satellite along with a recommendation for repair or replacement, if any is required. Thereafter, Purchaser shall direct Contractor pursuant to Article 16.1 as to how to proceed with any required or desired repairs or storage.

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In the event of a Terminated Ignition, after Contractor re-acquires title and risk of loss to the Satellite pursuant to this Article 12.1, the provisions of Article 9.1.8 shall apply except as to any damage to the Satellite that may have occurred as a result of the Intentional Ignition followed by Terminated Ignition, the costs of which shall be the responsibility of Purchaser.

12.2	Deliverable Items Other Than the Satellite

Title (free and clear of all Contractor-incurred liens and encumbrances of any kind) and risk of loss of or damage to each Deliverable Item of hardware other than the Satellite shall pass from Contractor to Purchaser upon Acceptance of such Deliverable Item pursuant to Article 11.1. Purchaser’s rights in Deliverable Data are as set forth in Article 32.

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ARTICLE 13 – ORBITAL PERFORMANCE INCENTIVES

13.1	General

In addition to the Firm Fixed Price, as set forth in Article 4.1, Contractor shall have the opportunity to earn, and Purchaser shall pay to the extent earned, the Orbital Performance Incentives for the Satellite in amounts as set forth in Exhibit F, TerreStar Satellite Orbital Performance Incentives Payment Plan, all in accordance with this Article 13. Orbital Performance Incentives are comprised of two types: (i) the Quarterly Orbital Performance Incentives (based on the initial quarter commencing at Acceptance), further described in Article 13.2.1, and (ii) the Scheduled Orbital Performance Incentive, payable in two (2) payments as further described in Article 13.2.2. Both types of Orbital Performance Incentives are payable on the dates determined in accordance with Article 13.3. All measurements, computations and analyses made pursuant to this Article 13 shall be made in accordance with good engineering practice applying standards generally applicable in the aerospace industry.

13.2	Earning Orbital Performance Incentives

13.2.1	Daily Rate of Quarterly Orbital Performance Incentives. Subject to Article 13.2.7, for the Satellite Accepted pursuant to Article 10.2 hereof, Contractor shall earn Quarterly Orbital Performance Incentives over the Orbital Performance Incentive Period at the daily rate based on the formula below (the “Daily Rate”), plus interest as provided in Article 13.3.

Daily Rate =	Quarterly OPI Amount	x Percentage of Performance Earned
No. of Days in Quarter

The “Quarterly OPI Amount” is set forth in Exhibit F under the column titled “Quarterly Incentive Payment,” and the Percentage of Performance Earned shall be the smaller of the following ratios: (i) (the number of operational Forward Transmission Paths) ÷ 64 and (ii) (the number of operational Return Transmission Paths) ÷ 160 where the number of operational Transmission Paths is defined in Article 13.2.3; provided, however, the Daily Rate of Quarterly Orbital Performance Incentives shall not be paid if the Percentage of Performance

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Earned, as calculated above, is less than seventy-two and one-half percent (72.5%). The Quarterly Orbital Performance Incentive amount to be paid is illustrated in Exhibit F under the column titled “Quarterly Incentive Payment” for the Satellite assuming that the Percentage of Performance Earned equals one hundred percent (100%). The first day of the applicable Orbital Performance Incentive Period shall be deemed to commence at 12:01 a.m. Greenwich Mean Time on the first day after Acceptance of the Satellite.

13.2.2	Scheduled Orbital Performance Incentives. Purchaser shall, promptly after receipt of the Summary In-Orbit Test Report, assess the condition of the Satellite based on the Summary In-Orbit Test Report and early operations experience to determine whether, and to the extent that, Contractor has earned the Scheduled Orbital Performance Incentive. Subject to Article 13.2.7, Contractor shall have earned the Scheduled Orbital Performance Incentive (or portion thereof as set forth below) as of the date that is ninety (90) days after Launch (or thirty (30) days after receipt by Purchaser of the Summary In-Orbit Test Report, whichever occurs later) (the “Scheduled OPI Commencement Date”) according to the following formula:

Scheduled Orbital Performance Incentive amount earned =

Scheduled OPI Amount × Percentage of Performance Earned ×

Percentage of Satellite Stated Life

where the “Scheduled OPI Amount” is identified in Exhibit F under the column titled “Scheduled Orbital Performance Payments,” “Percentage of Performance Earned” is calculated in accordance with Articles 13.2.1 and 13.2.3, and the “Percentage of Satellite Stated Life” is the smaller of one hundred percent (100%) of the Satellite Stated Life or the actual predicted Satellite life divided by fifteen (15) years; provided, however, that the Scheduled Orbital Performance Incentive shall not be paid if the Percentage of Performance Earned multiplied by the Percentage of Satellite Stated Life as calculated above is less than ninety percent (90%).

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13.2.3	Basis of Measuring Satellite In-Orbit Performance. “Transmission Paths” consist of two types of transmission paths on the Satellite. The “Forward Transmission Paths” are individually those sets of equipment within the communications subsystem of the Satellite that provide a discrete path to receive communications signals from Earth at Ku band, translate and amplify such signals through a hybrid matrix and transmit them to Earth at S band. The “Return Transmission Paths” are individually those sets of equipment within the communications subsystem of the Satellite that provide a discrete path to receive communications signals from Earth at S-band (the service link), translate and amplify such signals and transmit them to Earth at Ku-band (the feeder link). The total number of Transmission Paths on the Satellite is 224 (64 Forward and 160 Return Transmission Paths). A Transmission Path shall be deemed “operational” if the Satellite can provide full performance as required in Exhibit B, Satellite Performance Specification through such Transmission Path, after measurement and analysis uncertainty has been taken into consideration. Specific test methods and precise criteria for “operational” shall be mutually agreed by the Parties, applying reasonable engineering judgment and criteria, on or before Satellite Technical Review Meeting 3.

For the purpose of determining an operational Forward Transmission Path only, the N×N hybrids shall be viewed as individually connecting N separate inputs to N separate outputs. For example, the failure on one input path into an 8×8 hybrid shall be considered the failure of only one Forward Transmission Path.

13.2.4	On-Board Redundancy; Spares. In determining Orbital Performance Incentives, on-board redundancy and/or spare components shall be taken into consideration to maintain service on the Satellite, and such use shall be deemed normal operating procedure for purposes of this Article 13 so long as the applicable criteria for earning Orbital Performance Incentives are met by the Satellite.

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13.2.5	Storage

A.	Orbital Storage. If Purchaser places the Satellite in Orbital Storage (other than due to the inability to operate for causes attributable to Contractor), Contractor shall earn the Orbital Performance Incentives at the same rate as Contractor would be earning such incentives if the Satellite were in service.

B.	On-Ground Storage. If after Satellite Pre-Shipment Review of the Satellite, Purchaser places the Satellite in on-ground storage, Contractor shall not be entitled to any Scheduled Orbital Performance Incentives or any Quarterly Orbital Performance Incentives during the initial nine (9) months of such on-ground storage. If Purchaser places the Satellite in on-ground storage (other than due to causes substantially attributable to Contractor and to the extent not otherwise excused under Articles 17 or 18; for clarification, Contractor shall not be liable hereunder for any delay in delivery of the SBAS Operational Component (as defined in the SBN/SBAS Contract)) for more than nine (9) months, Contractor shall be paid the Scheduled Orbital Performance Incentive and the Quarterly Orbital Performance Incentives at the same rate as Contractor would be earning such incentives if the Satellite were in service, commencing at the end of such nine (9) month period (with the initial Scheduled Orbital Performance Incentive payment to be made at the end of month ten (10) and the initial Quarterly Orbital Performance Incentives payment to be made at the end of month twelve (12)); provided, however, such amounts shall be subject to a refund as described below. During each month of the initial nine (9) month storage period, unless Purchaser’s placement of the Satellite in storage is due to causes substantially attributable to Contractor and not otherwise excused under Articles 17 or 18; for clarification, Contractor shall not be liable hereunder for any delay in the delivery of the SBAS Operational Component), in addition to other customary storage charges to be agreed, Purchaser shall pay Contractor the non-refundable sum of [***]

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[***] U.S. Dollars (US$[***]) per month of storage, representing interest on the unpaid Orbital Performance Incentives. Once the Satellite is taken out of on-ground storage, (i) Purchaser’s obligation to pay interest pursuant to this Article 13.2.5.B shall terminate, and (ii) Purchaser shall not be obligated to pay any Orbital Performance Incentives, unless or until (i) the Satellite is subsequently placed into on-ground storage (other than due to causes substantially attributable to Contractor), in which case this clause shall apply as if the Satellite had remained in storage and/or (ii) Contractor has earned such Orbital Performance Incentives following the actual Acceptance of the Satellite. If the Satellite is Launched after Purchaser has paid any Orbital Performance Incentives under this Article 13.2.5.B, such amounts shall be deemed a pre-payment of the corresponding Orbital Performance Incentives due after actual Acceptance in accordance with Article 10.2. To the extent that, after actual Acceptance, Contractor does not earn the Orbital Performance Incentives pre-paid by Purchaser under this Article 13.2.5.B, Contractor shall refund all or a portion of the pre-paid Orbital Performance Incentives, as applicable, plus interest on such refund, calculated at a rate of eight percent (8%) per annum, compounded annually, from the time such corresponding Orbital Performance Incentives were pre-paid by Purchaser. Contractor shall pay such refund and interest on the earliest date upon which the invoices for such Orbital Performance Incentive would have been issued.

13.2.6	Temporary Outages. A Transmission Path shall not be considered non-operational during a day if it is not operational during such day less than two (2) minutes per day for such Transmission Path. Contractor shall forfeit the Daily Rate of Quarterly Orbital Performance Incentives for any Transmission Path that is not operational for a period of two (2) minutes or more; provided that such outage is not attributable to the operation, directly or indirectly, of the Satellite by Purchaser.

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13.2.7	Total Loss of the Satellite. Without limiting the provisions of this Article 13, and subject to Article 13.2.8, Contractor shall not be entitled to unearned Orbital Performance Incentives for the Satellite from and after the occurrence of a Total Loss of the Satellite; provided that any Orbital Performance Incentives paid under Article 13.2.5.B shall not be considered “earned” (until actually earned after Acceptance), and shall be refunded to Purchaser in the event of a Total Loss.

13.2.8

Losses Attributable to Purchaser. If, as a result of any act or omission on the part of Purchaser or Purchaser’s representatives, consultants or subcontractors (including the Launch Agency, but excluding Contractor and any of its subcontractors at any tier) in the Launch, orbit-raising, operation of, testing of, or communication with, the Satellite, or if due solely to causes not attributable to Contractor or its subcontractors (other than extraordinary events customarily listed as “Exclusions” under launch and in-orbit insurance policies), the Satellite operates in a manner that is not in accordance with any requirements for earning Orbital Performance Incentives (including the Satellite being a Total Loss), Contractor shall earn or continue to earn Orbital Performance Incentives with respect to the Satellite at the rate that applied (or would have applied) prior to the act or omission resulting in degraded performance or Total Loss (subject to later adjustments pursuant to Articles 13.2.6 and 13.2.7, with respect to failures to meet the requirements for earning Orbital Performance Incentives, not resulting from any such act or omission). In the event of a Total Loss attributable to Purchaser or its representatives, consultants or subcontractors (including the Launch Agency), or due solely to causes not attributable to Contractor or its subcontractors as provided above, occurring in connection with an Acceptance based on an Acceptance in accordance with Article 10.2(ii), so long as this Contract has not been terminated (and continuing so long as TerreStar orders a replacement Satellite), the Orbital Performance Incentives shall be paid at the same rate as Contractor would be earning such incentives if the Satellite were in service. If this Contract is terminated for other than Contractor’s default, or TerreStar 2 is a Total Loss and TerreStar does not order a replacement satellite therefor, Contractor shall be deemed to have earned the corresponding amount

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of Orbital Performance Incentives, to be paid promptly upon the later of (i) Purchaser’s receipt of the proceeds from Launch and in-orbit insurance or (ii) such termination or determination of a Total Loss of TerreStar 2 where no replacement is ordered.

13.2.9	Access to In-Orbit Data and Measurements. During the life of the Satellite, Contractor shall have access to the data records of the Satellite.

13.2.10	Incentive for Extended Life of the Satellite. Should Purchaser elect to continue the use of the Satellite operating beyond its Satellite Stated Life, Purchaser shall pay to Contractor the amount of the Daily Rate for each day during such period(s) of continued use by Purchaser, provided the Satellite is not a Total Loss.

13.2.11	Orbital Performance Incentive Payment Assurance. Within one (1) month prior to SPSR, unless Purchaser or any company that Controls Purchaser (“Purchaser Parent Company”) is filing periodic reports with the Securities and Exchange Commission, Purchaser shall provide Contractor with a consolidated balance sheet of Purchaser and Purchaser Parent Company, as of the end of the prior fiscal year, and the related consolidated statements of income, changes in equity and cash flows for such fiscal year. Such information shall be considered “Proprietary Information” of Purchaser and shall be subject to Article 31. In the event that such information indicates that payment of the Orbital Performance Incentives in accordance with Article 13 is at high risk due to Purchaser’s and Purchaser Parent Company’s financial condition, then the Parties shall promptly meet to negotiate, in good faith, commercially reasonable steps to reduce such risk and provide reasonable assurance that Purchaser will be able to pay the Orbital Performance Incentives when they become due.

13.3	Payment and Interest

13.3.1

Payment of Quarterly Orbital Performance Incentives. Quarterly Orbital Performance Incentive amounts due Contractor pursuant to Article 13.2.1 shall be invoiced on a Quarterly basis in arrears in an amount equal to the sum of the

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Daily Rate earned each day of such quarter. Each invoice shall include data and documentation reasonably required by Purchaser to substantiate the amount invoiced. Such invoice shall be paid thirty (30) days after Purchaser’s receipt of invoice.

13.3.2	Payment of Scheduled Orbital Performance Incentives. Fifty percent (50%) of the Scheduled Orbital Performance Incentive amount earned by Contractor pursuant to Article 13.2.2 shall be invoiced thirty (30) days after the date that is the later of (i) ninety (90) days after the Launch of the Satellite, or (ii) thirty (30) days after delivery of the Summary In-Orbit Test Report to Purchaser. Such invoice shall include data and documentation reasonably required by Purchaser to substantiate the amount invoiced. Such invoice shall be paid five (5) days after Purchaser’s receipt of invoice. Provided the first fifty percent (50%) has been earned as set forth herein, the remaining fifty percent (50%) of the Scheduled Orbital Performance Incentive amount earned by Contractor pursuant to Article 13.2.2 shall be invoiced thirty (30) days prior to the end of the date that is twelve (12) months after the Launch of the Satellite, and shall be paid thirty (30) days after Purchaser’s receipt of such invoice.

13.3.3

Interest on Quarterly Orbital Performance Incentives. Interest shall be paid on any Quarterly Orbital Performance Incentive payment amount, where such interest is to be calculated over the period commencing upon Acceptance of the Satellite by Purchaser (“Quarterly Orbital Performance Incentive Commencement Date”) and ending on the last day of the quarter when the Quarterly Orbital Performance Incentive payment amount is invoiced, at a rate equal to eight percent (8%) compounded annually, as calculated in accordance with the following formula: In =(Quarterly Orbital Performance Incentive payment amount earned during a quarter) * [(1+8%)n*0.25-1], where “n” = the quarter number (i.e., 1 to 60). See Exhibit F for schedule of interest payments associated with the Quarterly Orbital Performance Incentives to be made by Purchaser to Contractor.

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13.4	Effect of Termination for Convenience on Orbital Performance Incentives

In addition to the Termination Liability Amount payable pursuant to Article 21.1.2 and Exhibit E, TerreStar 2 Payment Plan and Termination Liability Amounts, in the event Purchaser terminates this Contract pursuant to Article 21 with respect to the Satellite, or in the event Contractor terminates this Contract pursuant to Article 23.2 with respect to the Satellite, Contractor shall be deemed to have earned its Orbital Performance Incentives, prorated as follows: total Orbital Performance Incentives x (payments made or due at time of termination divided by the Firm Fixed Price). Such amount shall be paid in accordance with the applicable termination article. If Purchaser is unable to pay the full amounts required hereunder, then Contractor may retain such Work in progress as needed to cover the unpaid sums.

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ARTICLE 14 – CORRECTIVE MEASURES IN SATELLITES AND OTHER DELIVERABLE ITEMS

If the data available from any satellite manufactured by Contractor (whether in-orbit or on the ground) shows that the performance of such satellite deviates materially during the life thereof from that specified in the applicable performance specification for such satellite, Contractor shall, (i) provide Purchaser prompt written notice thereof, provided Contractor shall not be required to disclose to Purchaser information that is confidential to a customer of Contractor other than Purchaser and (ii) at Contractor’s sole cost, take appropriate corrective measures, if any, in the unlaunched Satellite and other Deliverable Items so as to eliminate therefrom the causes of such material deviation. If required, Contractor shall be entitled to a reasonable extension in the Delivery schedule for the unlaunched Satellite to effect the required corrective measures.

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ARTICLE 15 – WARRANTY

15.1	Terms and Period of Warranty

15.1.1	Satellite. Contractor warrants that the Satellite shall be manufactured and will perform in conformity with Exhibit B, Satellite Performance Specification (as may be waived pursuant to Article 9.4). Except as otherwise set forth in the next paragraph of this Article 15.1.1, after completion of the SPSR, Contractor’s only liability under the preceding sentence shall be as and to the extent set forth in Article 9.1.8) hereof.

AFTER INTENTIONAL IGNITION OF THE LAUNCH VEHICLE FOR THE SATELLITE, UNLESS AND TO THE EXTENT OF A TERMINATED IGNITION AS PROVIDED IN ARTICLE 12.1, NEITHER CONTRACTOR NOR ITS SUPPLIERS OR AGENTS AT ANY TIER SHALL INCUR ANY LIABILITY WHATSOEVER WITH RESPECT TO THE SATELLITE’S DESIGN, WORKMANSHIP, CONFORMITY TO SPECIFICATION OR IN-ORBIT PERFORMANCE, INCLUDING ANY ASSISTANCE OR ADVICE (ACTUAL OR ATTEMPTED) PROVIDED OR OMITTED AS CONTEMPLATED BY ARTICLES 15.2 AND 35.2 HEREOF, ARISING FROM ANY CAUSE OR LEGAL THEORY WHATSOEVER, INCLUDING NEGLIGENCE OF ANY DEGREE, WHETHER ARISING BEFORE OR AFTER INTENTIONAL IGNITION, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN ARTICLES 13 AND 19 HEREIN AND EXCEPT TO PROVIDE THE SERVICES SET FORTH IN ARTICLES 15.2 AND 35.2.

15.1.2	Deliverable Items of Hardware Other Than The Satellite

A.	Contractor warrants that each Deliverable Item of hardware other than the Satellite shall be manufactured in conformity with the Performance Specification applicable to such Deliverable Item (as may be waived pursuant to Article 11.6) and will be free from defects in materials and workmanship during the period commencing on the date of Acceptance of such Deliverable Item pursuant to Article 11 and ending on the first anniversary thereof (the “Warranty Period”).

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B.	During the period specified in Article 15.1.2 (A) for any Deliverable Item of hardware other than the Satellite, any non-conformance or defect discovered in such Deliverable Item and notified to Contractor shall be remedied by Contractor at Contractor’s expense by repair or replacement of the defective component (at Contractor’s election). For any such Deliverable Item, Contractor shall determine if repair or replacement is required to be performed at Contractor’s plant. If required, Purchaser shall ship to Contractor’s designated facility any such Deliverable Item. Contractor shall be responsible for the cost of shipment (including transportation and transit insurance) to such facility in accordance with its standard commercial practice (including any taxes and/or duties) of any such Deliverable Item, and the cost of packing and return shipment (including transportation and transit insurance) in accordance with its standard commercial practice of any such Deliverable Item once repaired or replaced to Purchaser at the location designated in Article 3.1. Risk of loss for such Deliverable Item shall transfer to Contractor upon delivery of such Deliverable Item to the shipping carrier by Purchaser, and risk of loss shall transfer to Purchaser for any such Deliverable Item once repaired or replaced pursuant to this Article 15.1.2 (B) upon receipt thereof by Purchaser at the location designated therefor in Article 3.1. If Contractor fails or is unable to repair or replace such non-conforming or defective component within a reasonable period of time after notification from Purchaser, Purchaser may, by contract or otherwise, repair or replace such non-conforming or defective component and Contractor shall be liable for the reasonable cost thereof.

15.1.3

Training and Services. Contractor warrants that the Training and other services it provides to Purchaser pursuant to this Contract will conform to reasonable industry standards of the commercial aerospace and satellite communications industry practice for work similar in type, scope, and complexity to the Work at the time such Training or other services are provided. In the event Contractor breaches this warranty, as Purchaser’s sole remedy, Contractor shall apply

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reasonable efforts to correct the deficiencies in the provision of such Training and other services where it is practicable to do so (e.g., cannot correct deficiencies in or redo Launch Support Services from and after Launch).

15.1.4	Deliverable Data. All Deliverable Data shall conform with the requirements of this Contract. In the event Contractor breaches this warranty, as Purchaser’s sole and exclusive remedy, Contractor shall promptly correct the deficiencies in the Deliverable Data and re-submit such Deliverable Data to Purchaser.

15.1.5	Disclaimer. EXCEPT AND TO THE EXTENT EXPRESSLY PROVIDED IN ARTICLES 15.1.1, 15.1.2, 15.1.3, AND 15.1.4 CONTRACTOR HAS NOT MADE NOR DOES IT HEREBY MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH REGARD TO ANY SATELLITE OR ANY OTHER DELIVERABLE ITEM. CONTRACTOR MAKES NO WARRANTY WITH RESPECT TO THE PERFORMANCE OF ANY LAUNCH VEHICLE.

15.2	Satellite Anomalies

Contractor shall investigate any Satellite Anomaly in the Satellite arising during the in-orbit life of the Satellite and known to it or as notified in writing by Purchaser and shall undertake Satellite Anomaly resolution support services in accordance with Section 2.5.8.1 of Exhibit A, Statement of Work. If for any reason any such Satellite Anomaly cannot be or is not corrected (after reasonable efforts to effect a correction) as set forth in the immediately preceding sentence and, as a result thereof, the Satellite suffers any loss or becomes a Total Loss, Purchaser’s sole and exclusive remedies with respect to such loss and any consequences therefrom shall be those set forth in Articles 13 and 35.2.2 as applicable, subject to the conditions and limitations of such Articles and in all cases subject to the limitation of liability stated in Article 15.1 above and Article 30. In the event that the occurrence of a Satellite Anomaly is due to causes not attributable solely

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or substantially to Contractor (including any of its subcontractors), Purchaser shall pay Contractor the actual costs reasonably incurred for all services provided by Contractor associated with such Satellite Anomaly services, plus a markup of ten percent (10%) of such costs, which costs and markup shall be invoiced and paid pursuant to the provisions of Article 5.

15.3	Use Conditions Not Covered by Warranty

With respect to Deliverable Items of hardware other than the Satellite, the warranty under this Article 15 shall not apply if adjustment, repair or parts replacement is required as a result, directly or indirectly, of accident, unusual physical or electrical stress, negligence, misuse, failure of environmental control prescribed in operations and maintenance manuals, repair or alterations by any party other than Contractor, or by causes other than normal and ordinary use. The warranty provided pursuant to this Article 15 is conditioned upon Contractor being given access, if required, to Deliverable Items delivered at Purchaser’s facility in order to effect any repair or replacement thereof. If the defect repaired or remedied by Contractor is not covered by the warranty provided pursuant to this Article 15 (or is outside the Warranty Period), Purchaser shall pay Contractor the actual costs reasonably incurred of such repair or replacement plus a markup of ten percent (10%) of such costs, which costs and markup shall be invoiced and paid pursuant to the provisions of Article 5.

15.4	Notice

Subject to the provisions of Article 18, if applicable, failure of TerreStar to provide notice of anomalies or other failures, or other data and information regarding the use and performance of Deliverable Items, as required by the Contract, shall not be deemed a breach by TerreStar; however, TerreStar acknowledges that such failure may limit Contractor’s ability to perform its anomaly resolution activities under the Contract.

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ARTICLE 16 – CHANGES

16.1	Changes Requested by Purchaser

16.1.1	Scope. Purchaser may, in writing, request a change in the Work within the general scope of this Contract to:

A.	Order work in addition to the Work provided for herein; or

B.	Modify the whole or any part of the Work provided for herein; or

C.	Direct stop Work, by one or more orders, up to an aggregate of eighteen (18) months; provided, however, to the extent Purchaser issues a stop Work order on or after Milestone 24 (Complete Thermal Vacuum Testing) of Exhibit E, TerreStar 2 Payment Plan and Termination Liability Amount, directing Contractor to stop Work on the Satellite, such stop Work will not exceed cumulative twelve (12) months (or the balance of 18 months, whichever is less).

16.1.2

Response to Change Request. Contractor shall respond to any such requested change in writing to Purchaser within thirty (30) days after receipt of such requested change; provided, however, in the case of a stop Work direction, Contractor shall stop Work immediately to the extent specified by Purchaser. Contractor shall use commercially reasonable efforts to require its subcontractors with Major Subcontracts to agree to a stop Work provision that minimizes Contractor’s costs and is consistent with the terms of this Article 16.1.2. In the event of a stop Work, Contractor shall use commercially reasonable efforts to mitigate costs and shall cooperate in good faith with Purchaser in connection with actions taken by Contractor with respect to its subcontractors. If such change request causes an increase or decrease in the cost or the time required for completion of the Work to be provided herein, or otherwise affects any other provision of this Contract, such response shall provide a non-binding preliminary estimate of the impact of the change request on the Firm Fixed Price (including costs associated with processing of the change request), Delivery schedules and other provisions of this Contract. Any proposed increase to the price or extension of the Delivery schedule shall not exceed the expected actual cost to

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be incurred by Contractor, plus ten percent (10%) and the actual time required by Contractor to implement the change. Any price or Delivery schedule adjustment shall be reasonable and proposed in good faith. If Purchaser desires to proceed with the change after receipt of Contractor’s preliminary estimate, Purchaser and Contractor shall cooperate and negotiate in good faith and agree in a timely manner to equitable adjustments in the Firm Fixed Price, Delivery schedules and other affected provisions of this Contract, and this Contract shall be amended in writing accordingly in accordance with Article 37.5. In the event the Parties fail to agree on an adjustment (upward or downward) to the Firm Fixed Price, Delivery schedule or other affected provisions of this Contract with respect to a requested change, then Purchaser may direct Contractor to proceed with the requested change, Contractor shall proceed with the directed change, the Parties shall continue to negotiate the adjustments to the Contract, and pending completion of such negotiations and as a condition for Contractor being obligated to proceed with the directed change, the Parties in good faith shall agree upon and establish a reasonable payment schedule adjustment to compensate Contractor for the Work performed pursuant to the directed change, which payment schedule shall be adjusted as part of the negotiated settlement for the directed change.

16.1.3

Tolling of Payments. Notwithstanding the foregoing, in the event Purchaser directs a stop Work, all payments due Contractor (except for payments due and payable prior to the date of the stop Work order) shall be tolled and shall not accrue for the duration of the stop Work order (up to the cumulative maximum period provided in Article 16.1.1 above), except that Contractor shall be entitled in the event of a termination under (ii) below to payment of actual direct costs incurred as a result of the stop Work order (e.g., reasonable termination liabilities with subcontractors and suppliers but not overhead or G&A costs). In the event Purchaser directs a stop Work, within twelve (12) or eighteen (18) months thereafter, as the case may be (or within such portion of the maximum stop Work period remaining as provided in Article 16.1.1), Purchaser shall either: (i) direct Contractor to resume Work hereunder, and the schedule and affected terms of this Contract shall be equitably adjusted due to such Work stoppage and

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the price shall be equitably adjusted to compensate Contractor for actual costs reasonably incurred by Contractor associated with such Work stoppage plus a markup of ten percent (10%), such costs and markup to be invoiced and paid pursuant to Article 5 or (ii) terminate this Contract for convenience pursuant to Article 21. In addition, if Purchaser issues a stop Work order after thermal vacuum testing for the Satellite and subsequently re-starts the program as provided herein, Purchaser shall, until Work has resumed, pay Contractor interest on a pro rata share of the Orbital Performance Incentives on a quarterly basis, calculated as follows: 0.67% per month of Work stoppage multiplied by the pro rata Orbital Performance Incentives calculated as of the date of the stop Work order in accordance with Article 13.4. In the event Purchaser fails to elect either (i) or (ii) above, Purchaser shall be deemed to have elected to terminate this Contract for convenience under Article 21. For Purposes of Article 21, Purchaser’s termination liability (as may be adjusted pursuant to the foregoing) will be based on the effective date of the stop Work order being deemed the date upon which Contractor was given written notice of Termination for purposes of Article 21.1.1.

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ARTICLE 17 – FORCE MAJEURE

17.1	Force Majeure Defined

17.1.1	Definition. Contractor shall not be responsible for late Delivery, delay of the final completion date or nonperformance of its contractual obligations due to Force Majeure. Force Majeure shall be any event beyond the reasonable control of Contractor or its suppliers and subcontractors and shall include, but not be limited to: (1) acts of God; (2) acts of a public enemy; (3) acts of a government in its sovereign or contractual capacity (including any action or inaction affecting the import or export of items); (4) war and warlike events; (5) catastrophic weather conditions such as hurricanes, tornadoes and typhoons; (6) fire, earthquakes, floods, epidemics, quarantine restrictions, (7) strikes, lockouts and other industrial disputes (other than at the facilities of Contractor); (8) sabotage, riot and embargoes; (9) reserved; (10) technical problems generally affecting the commercial telecommunications industry; and (11) other unforeseen and extraordinary events (“Force Majeure”); provided written notice is given to Purchaser, in writing, within ten (10) Business Days after Contractor’s performance has been impacted by the occurrence of such Force Majeure and further provided such Force Majeure is not caused by the failure of Contractor or its suppliers or subcontractor to perform their obligations under this Contract. Notwithstanding the foregoing, in no event will financial hardship or insolvency of Contractor or any of its respective affiliates constitute Force Majeure. Such notice to be provided by Contractor, as required by the preceding provisions, shall include a detailed description of the portion of the Work known to be affected by such delay. In coordination with Purchaser and subject to Purchaser’s prior written approval (not to be unreasonably withheld, delayed or conditioned) where reasonably appropriate under the circumstances, Contractor shall use best reasonable efforts to avoid or minimize and/or work around such delay through the implementation of any work-around plans, alternate sources, or other means Contractor may reasonably utilize to minimize a delay in performance of the Work. Contractor shall also provide Purchaser prompt written notice when the event constituting Force Majeure appears to have ended.

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17.1.2	Force Majeure Dispute. In the event Purchaser disputes any Force Majeure, Purchaser shall inform Contractor in writing within ten (10) Business Days from the date of receipt of written notice of the event purportedly constituting the Force Majeure and, if the Parties have not resolved the Dispute within ten (10) Business Days of Contractor’s receipt of such written notice from Purchaser, the Dispute shall be resolved pursuant to Article 25.

17.2	Equitable Adjustments

17.2.1	Equitable Adjustment. Upon the occurrence of Force Majeure that causes a delay in Contractor’s performance of its obligations hereunder, an equitable adjustment shall be negotiated in the Delivery schedules and other portions of this Contract affected by Force Majeure; provided, however, Contractor acknowledges and agrees, there shall be no adjustment to the Firm Fixed Price due to Force Majeure.

17.2.2	Amendment. Any adjustment made pursuant to this Article 17.2 shall be formalized by the execution of an amendment to this Contract in accordance with Article 37.5 wherein such adjustments shall be recorded.

17.3	Maximum Force Majeure

If the total aggregate amount of Force Majeure for any reason causes a delay in Contractor’s performance of its obligations hereunder that exceeds one year or is reasonably certain to exceed one year or Contractor notifies Purchaser that such total aggregate is reasonably certain to exceed one year, then the provisions of Article 23.3 shall apply.

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ARTICLE 18 – PURCHASER DELAY OF WORK

If the performance of all or any part of the Work required of Contractor under this Contract is delayed or interrupted by Purchaser’s failure to perform its contractual obligations hereunder within the time specified in this Contract or within a reasonable time if no time is specified, or by an act or failure to act of Purchaser that unreasonably interferes with and delays Contractor’s performance of its obligations under this Contract (“Purchaser Delay”), Contractor shall be entitled to an equitable adjustment in the Firm Fixed Price, performance requirements, Delivery schedule, and any other terms of this Contract affected by such act or failure to act of Purchaser, provided, however, there shall be an adjustment to the Firm Fixed Price only for actual costs reasonably incurred by Contractor as a result of such Purchaser Delay, plus a markup of ten percent (10%) of such costs, such costs and markup to be invoiced and paid pursuant to the provisions of Article 5. Contractor shall provide Purchaser written notice as soon as reasonably practicable after Contractor’s performance has been impacted by a Purchaser Delay. Any adjustment made pursuant to this Article 18 shall be formalized by the execution of an amendment to this Contract in accordance with Articles 16 and 37.5 wherein such adjustments shall be recorded. At Purchaser’s written request pursuant to Article 16, Contractor shall use best reasonable efforts to avoid or minimize and/or work around any delay resulting from such Purchaser Delay through the implementation of any work-around plans, alternate sources, or other means Contractor may utilize or expect to utilize to minimize a delay in performance of the Work.

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ARTICLE 19 – INTELLECTUAL PROPERTY INDEMNITY

19.1	Indemnification

Contractor, at its own expense, hereby agrees to defend or, at Contractor’s sole option, to settle, and to indemnify and hold harmless Purchaser and its Affiliates, and their respective officers, directors, employees, shareholders, and agents from and against any claim or suit based on, arising from, or in connection with any allegation that the manufacture of any Deliverable Item or any part thereof or the normal intended use, lease or sale of any Deliverable Item or any part thereof infringes any third party Intellectual Property Right (“Intellectual Property Claim”), and shall pay any royalties and other liabilities adjudicated (or provided in settlement of the matter) to be owing to the third party claimant as well as costs and expenses incurred in defending or settling (including court costs and reasonable attorneys’ fees and disbursements, costs of investigation, expert fees, litigation, settlement, judgment, interest and penalties) such Intellectual Property Claim. Contractor’s obligations under this Article 19.1 shall be subject to the conditions to indemnification set forth in Article 20.3.

19.2	Infringing Equipment

If the manufacture of any Deliverable Item or the normal intended use, lease or sale of any Deliverable Item under this Contract is enjoined as a result of an Intellectual Property Claim or is otherwise prohibited, Contractor shall at its option and expense: (i) resolve the matter so that the injunction or prohibition no longer pertains; (ii) procure for Purchaser the right to use the infringing item; and/or (iii) modify the infringing item so that it becomes non-infringing while remaining in compliance with the Performance Specification (as may be modified or waived pursuant to Article 9.4). Purchaser shall reasonably cooperate with Contractor to mitigate or remove any infringement. If Contractor is unable to accomplish (i), (ii) or (iii) as stated above, Purchaser shall have the right to terminate this Contract in whole or in part, with respect to such Deliverable Item (and any other Deliverable Item whose utility has been adversely impacted by Purchaser’s loss of use of the infringing Deliverable Item), return such Deliverable Item(s) to Contractor (in space, with respect to an in-orbit Satellite), and receive a refund of the price paid for such terminated Deliverable Item(s) less: (a) amounts unpaid for such item; and (b) a reasonable allowance for use and depreciation.

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19.3	Combinations and Modifications

Contractor shall have no liability under this Article 19 for any Intellectual Property Claim arising solely from: (i) use of any Deliverable Item in combination with other items not provided, recommended, or approved by Contractor or its suppliers or subcontractors; or (ii) modifications of any Deliverable Item after Delivery by a person or entity other than Contractor (or its suppliers or subcontractors acting through Contractor) unless, (A) in the case of a Deliverable Item other than the Satellite, such modification was made by such other person or entity due to Contractor’s failure to perform a contractual obligation hereunder (except where Contractor believes such modification would result in an infringement of a third party’s rights), or (B) is authorized by written directive or instructions furnished by Contractor to Purchaser under this Contract; or (iii) the manufacture, Delivery or use of any Deliverable Item in compliance with the design, specification or instructions of Purchaser.

19.4	Sole Remedies

The remedies set forth in this Article 19 are Purchaser’s sole and exclusive remedies for or related to any Intellectual Property Claim.

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ARTICLE 20 – INDEMNITY FOR PERSONAL INJURY AND PROPERTY DAMAGE

20.1	Contractor’s Indemnity

Contractor, at its own expense, shall defend, indemnify and hold harmless Purchaser and its Affiliates and their respective directors, officers, employees, shareholders, and agents, from and against any losses, damages, and other liabilities, adjudicated (or provided for in settlement of the matter) to be owing to the claimant as well as costs and expenses (including court costs, and reasonable attorneys’ fees and disbursements, costs of investigation, expert fees, litigation, settlement, judgment, interest and penalties) (collectively, “Losses”) based on, arising from or in connection with any allegations by third parties regarding any of the following: (i) claims for injury to persons or property damage, but only if such Losses were caused by, or resulted from, a negligent act or omission or willful misconduct of Contractor or its employees or representatives and (ii) Contractor’s breach of its obligations under Article 7. For the avoidance of doubt, Contractor shall have no indemnity obligations pursuant to this Article 20 for any Losses with respect to the Satellite after Intentional Ignition of the Launch Vehicle for the Satellite, unless and to the extent of a Terminated Ignition as provided in Article 12.1, even if such Losses are attributable, in whole or in part, to an act or omission of Contractor or its employees, representatives, contractors or subcontractors at any tier (including suppliers of any kind) prior to Intentional Ignition.

20.2	Purchaser’s Indemnity

Purchaser, at its own expense, shall defend, indemnify and hold harmless Contractor and its Affiliates, and their respective directors, officers, employees, shareholders and agents, from and against any Losses based on, arising from or in connection with any allegations by third parties regarding any of the following: (i) for claims for injury to persons or property damage, but only if such Losses were caused by, or resulted from, negligent acts or omissions or willful misconduct of Purchaser or its employees or representatives and (ii) Purchaser’s breach of its obligations under Article 7.

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20.3	Conditions to Indemnification

The right to any indemnity specified in Article 20.1 and Article 20.2 shall be subject to the following conditions:

20.3.1	Notice. The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit or of any written or oral claim for which it seeks indemnification upon receipt thereof and shall provide the other Party, at its written request, with copies of all documentation relevant to such suit or claim. Failure to so notify the indemnifying Party shall not relieve the indemnifying Party of its obligations under this Contract except to the extent it can demonstrate that it was prejudiced by such failure. Within fifteen (15) days following receipt of written notice from the Party seeking indemnification relating to any claim, but no later than a reasonable time before the date on which any response to a complaint or summons is due, the indemnifying Party shall notify the Party seeking indemnification in writing if the indemnifying Party elects to assume control of the defense or settlement of that claim (a “Notice of Election”) when not contrary to the governing rules of procedure.

20.3.2

Control of Action. If the indemnifying Party delivers a Notice of Election relating to any claim within the required notice period, so long as it is actively defending such claim, the indemnifying Party shall be entitled to have sole control over the defense and settlement of such claim; provided that (i) the Party seeking indemnification shall be entitled to participate in the defense of such claim and to employ counsel (reasonably acceptable to the indemnifying Party) at its own expense to assist in the handling of such claim provided there is no conflict of interest and that such participation would not adversely affect the conduct of the proceedings; (ii) where the Party seeking indemnification is so represented, the indemnifying Party shall keep counsel of the Party seeking indemnification informed of each step in the handling of any such claim; and (iii) the Party seeking indemnification shall provide, at the indemnifying Party’s request and expense, such assistance and information as is available to the Party seeking indemnification for the defense and settlement of such claim and (iv) the indemnifying Party shall notify the Party seeking indemnification before entering

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into any non-monetary settlement of such claim or ceasing to defend against such claim. After the indemnifying Party has delivered a Notice of Election relating to any claim in accordance with the preceding paragraph, the indemnifying Party shall not be liable to the Party seeking indemnification for any legal expenses incurred by the Party seeking indemnification in connection with the defense of that claim. In addition, the indemnifying Party shall not be required to indemnify the Party seeking indemnification for any amount paid or payable by the Party seeking indemnification in the settlement of any claim for which the indemnifying Party has delivered a timely Notice of Election if such amount was agreed to without the prior written consent of the indemnifying Party.

20.3.3	Right of Indemnified Party to Defend/Settle. If the indemnifying Party does not deliver a Notice of Election relating to any claim within the required notice period or fails actively to defend such claim, the Party seeking indemnification shall have the right to defend and/or settle the claim in such manner as it may deem appropriate, at the cost and expense of the indemnifying Party. Provided that the Party seeking indemnification acts in good faith, it may settle such claim on any terms it considers appropriate under the circumstances without in any way affecting its right to be indemnified hereunder. The indemnifying Party shall promptly reimburse the Party seeking indemnification for all such costs and expenses.

20.4	Waiver of Subrogation

Each Party shall use best reasonable efforts to obtain a waiver of subrogation and release of any right of recovery against the other Party and its Affiliates, contractors and subcontractors at any tier (including suppliers of any kind) and their respective directors, officers, employees, shareholders and agents, that are involved in the performance of this Contract from any insurer providing coverage for the risks such Party has agreed to indemnify against under this Article 20.

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ARTICLE 21 – TERMINATION FOR CONVENIENCE

21.1	Reimbursement of Contractor

21.1.1	Right to Terminate. Purchaser may terminate this Contract without cause, in whole or in part, by giving Contractor written notice thirty (30) days prior to the date of such termination; provided, however, Purchaser may not terminate this Contract as to the Satellite after Intentional Ignition of the Launch Vehicle for the Satellite. In the event of such termination, Contractor will cease Work as directed in the termination notice.

21.1.2	Termination Liability

A.	Termination in Whole. If Purchaser terminates this Contract in whole pursuant to this Article 21, Contractor shall be entitled to payment of an amount equal to the termination liability amount, applicable as of the effective date of termination, as specified in Exhibit E, TerreStar 2 Payment Plan and Termination Liability Amount under the column entitled, “Termination Liability Amount,” and interest at the rate specified in Article 5 on any payment not made when required to be made hereunder less all amounts previously paid under this Contract.

B.	Partial Termination. In the event Purchaser terminates this Contract in part pursuant to this Article 21, Purchaser shall pay to Contractor the sum of (1) through (5) below less any amounts previously paid with respect to completed and/or terminated Deliverable Items:

1.	The price set forth in Article 4 for Deliverable items completed prior to such termination therefor whether or not Delivery has occurred with respect to such Deliverable Item; and

2.	Actual costs incurred by Contractor in performance of Work on Deliverable Items for which this Contract has been terminated pursuant to this Article 21.1.2, that have not been completed prior to such termination; and

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3.	Actual costs incurred by Contractor in completing the termination process; and

4.	Actual costs incurred by Contractor in settling claims of subcontractors and other suppliers and vendors in connection with such termination; provided that Contractor shall use reasonable efforts to minimize such costs; and

5.	A fifteen percent (15%) profit on items (1) – (4) above.

If the termination by Purchaser is partial and as a result thereof Contractor will incur additional costs for the portion of the Work not terminated, then Contractor shall be entitled to an equitable adjustment in accordance with Article 16.1.2.

C.	Termination Settlement Meeting. In the event of a termination pursuant to this Article 21, a termination settlement meeting shall be held at a mutually agreed time and place no later than sixty (60) days after submission of a claim by Contractor pursuant to Article 21.1. At or prior to the date of such termination settlement meeting, Contractor shall provide Purchaser with such documentation of the termination liability amounts permitted above as Purchaser may reasonably request. Upon completion of the termination settlement meeting, Contractor may submit an invoice to Purchaser for payment in accordance with the terms of Article 5.

D.	Maximum Liability. In no event shall the amounts payable pursuant to this Article 21.1 exceed the combined termination liability amount applicable on the effective date of termination as set forth in Exhibit E, TerreStar 2 Payment Plan under the column entitled “Termination Liability Amounts.”

E.	Limitation on Right to Terminate. Notwithstanding the foregoing, Purchaser shall have no right to terminate for convenience as to any Deliverable Item hereunder from and after such time as such Deliverable Item has been completed and is ready for Delivery.

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21.2	Disposition of Work

Upon payment by Purchaser to Contractor of the termination liability amounts due under Article 21.2, subject to applicable U.S. Government export laws and license conditions, Purchaser may require Contractor to transfer title and risk of loss to Purchaser to any part of the Deliverable Items terminated (including any associated Raw Materials, Work-in-Process and Finished Goods) and Contractor shall, upon direction of Purchaser, protect and preserve property at Purchaser’s expense in the possession of Contractor or its subcontractors in which Purchaser has an interest and shall facilitate access to and possession by Purchaser of items comprising all or part of the Work terminated. Alternatively, Purchaser may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to Purchaser less a deduction for actual costs of disposition reasonably incurred, and any Security Interest or other right or interest that Purchaser has in such items shall be released and extinguished, and Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest.

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ARTICLE 22 – LIQUIDATED DAMAGES FOR LATE SATELLITE DELIVERY

22.1	Liquidated Damages

22.1.1	Late Delivery of Satellite. The Parties acknowledge and agree that failure to meet the Satellite Delivery schedule specified therefor in Article 3.1 will cause substantial financial loss or damage being sustained by Purchaser. The Parties further acknowledge and agree that the following liquidated damages are believed to represent a genuine and reasonable estimate of all losses (including non-productive time and increased cost of money) that would be suffered by Purchaser by reason of any such delay (which losses would be difficult or impossible to calculate with certainty).

22.1.2	Liquidated Damages. If Delivery of the Satellite does not occur on or before the date specified therefor in Article 3.1 (as such date may be adjusted pursuant to Articles 16, 17 or 18), then Contractor shall pay Purchaser an amount not to exceed [***] U.S. dollars (U.S.$[***]) for the Satellite, as specified below, as liquidated damages and not a penalty for Contractor’s late Delivery:

Number of Days	Per Day Charge	Period Maximum Liquidated Damages	Cumulative Liquidated Damages

[***]	$ [***]	$ [***]	$ [***]

[***]	$[***]	$[***]	$[***]

[***]	$[***]	$[***]	$[***]

[***]	$[***]	$[***]	$[***]

[***]	$[***]	$[***]	$[***]

[***]	$[***]	$[***]	$[***]

[***]	$[***]	$[***]	$[***]

[***]	$[***]	$[***]	$[***]

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22.1.3	Offset. Any amounts due in accordance with this Article 22 shall be, at Purchaser’s election, either (i) credited to Purchaser against any outstanding or future invoices hereunder or (ii) paid by Contractor to Purchaser within thirty (30) days of issuance of an invoice from Purchaser.

22.2	Remedy

Such damages shall be Purchaser’s sole remedy and compensation for Contractor delays with respect to late Delivery of the Satellite during the time period set forth above; provided, however, Purchaser retains all rights and remedies under Article 21 regarding termination for convenience and Article 23.3 regarding termination for excessive force majeure.

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ARTICLE 23 – TERMINATION FOR DEFAULT AND EXCESSIVE FORCE MAJEURE

23.1	Purchaser Right of Termination

23.1.1	Right to Terminate

A.

Subject to extensions of time due to Article 17 and Article 18 and, in addition, subject to Article 23.1.4 below, Purchaser may terminate this Contract in whole or in part by written notice to Contractor if (i) Contractor fails to deliver the Satellite within the time specified therefor plus the maximum number of days for liquidated damages specified in Article 22 (or such longer time as may be agreed to in writing by Purchaser); (ii) Contractor commits a material breach of this Contract (other than failure to meet any scheduled Delivery due hereunder, except as set forth in Article 23.1.1A(i)) and fails, within ninety (90) days (or such longer period as may be agreed to in writing by Purchaser) after receipt from Purchaser of written notice thereof, to cure such material breach; (iii) it becomes reasonably certain from and after March 1, 2008, that Contractor will fail to Deliver the Satellite within the time specified therefor plus the maximum number of days for liquidated damages specified in Article 22 (or such longer time as may be agreed to in writing by Purchaser) and, in the case of (ii) or (iii), Contractor fails, within ninety (90) days (or such longer period as may be agreed to in writing by Purchaser) after receipt from Purchaser of written notice thereof, to cure such material breach, (iv) an order is entered rejecting the Contract in any case or proceeding pursuant to an Insolvency Law (as defined below), or (v) following REDC, Contractor commences a voluntary proceeding under the Bankruptcy Code or any other applicable bankruptcy, insolvency, reorganization, adjustment of debt, relief of debtors or similar laws (each an “Insolvency Law”); or an involuntary proceeding against Contractor under an Insolvency Law has been commenced and the petition has not been dismissed within ninety (90) days after the commencement of the proceeding; or a receiver or custodian is appointed for or takes charge of all or a substantial portion of property of the Contractor and such custodian or receiver has not been

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dismissed or discharged within ninety (90) days; or Contractor has taken action toward the winding-up, dissolution or liquidation of the Contractor; or, other than the Bankruptcy Case, Contractor has been adjudicated insolvent or bankrupt or an order for relief or any other order approving a case or proceeding under any Insolvency Law has been entered; or Contractor has made a general assignment for the benefit of creditors or becomes unable to pay its debts generally as they become due.

23.1.2	Termination Liability. In the event of termination pursuant to this Article 23.1, subject to Article 23.1.3, Purchaser shall be entitled to refund by Contractor of all payments made by Purchaser for the terminated Work plus interest thereon at the interest rate stipulated in Article 5.3.1 hereof from the date payment was received to the date the refund is received (provided, however, in the case of termination in part, the Parties shall negotiate an equitable refund amount to be paid by Contractor to Purchaser for the portion of the Work so terminated). In addition, Purchaser shall be entitled to payment of any liquidated damages for delay accrued prior to the effective date of termination pursuant to Article 22. Contractor shall pay the foregoing amounts no later than thirty (30) days after Contractor’s receipt of Purchaser’s written notice requesting such amounts. Payment of such amounts shall be Purchaser’s sole remedy in case of a termination pursuant to this Article 23.1. Upon payment in full of all amounts due in accordance with the preceding sentences of this Article 23.1.2, any Security Interest or other right or interest that Purchaser has in the terminated Deliverable Items, Raw Materials, Work-in-Process and Finished Goods (except with respect to Deliverable Items retained by Purchaser pursuant to Article 23.1.3) hereunder or otherwise shall be released and extinguished and Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest.

23.1.3

Contractor’s Reimbursement for Terminated Work. In the event of termination pursuant to this Article 23.1, Contractor shall refund all amounts paid by Purchaser under this Contract, except Contractor shall not be required to refund

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any amounts, and Purchaser shall remain liable for payment of all amounts with respect to Deliverable Items for which Acceptance has occurred pursuant to the terms of Article 10 or Article 11 (unless the utility to Purchaser of such Deliverable Item has been materially adversely impacted by the terminated Work), or with respect to Raw Materials, Work-in-Process and Finished Goods (including Deliverable Items for which Acceptance has not occurred) which Purchaser has requested to retain, as follows: (i) at the price set forth in this Contract for such items for which an itemized price is set forth herein and (ii) at the actual cost incurred by Contractor, plus a markup of ten percent (10%) of such cost, for (a) such items for which no itemized price is set forth herein and (b) partially completed items and Work-in-process. Subject to Purchaser making payment to Contractor of any unpaid balance of amounts due in accordance with the immediately preceding sentence, Contractor shall transfer to Purchaser in the manner and to the extent directed by Purchaser title and risk of loss to such Deliverable Items, Raw Materials, Work-in-Process and Finished Goods. In addition, in the event that this Contract is terminated pursuant to Article 23.1.1 A(v), and Purchaser elects to retain the Deliverable Items, Raw Materials, Work-in-Process and Finished Goods as provided above, in addition to the foregoing, Contractor shall: (i) grant to Purchaser a right and license to Contractor Intellectual Property necessary to have a third party complete the manufacture of any undelivered Deliverable Item; and (ii) assign to Purchaser rights and obligations in any affected subcontract issued hereunder, subject to any condition on assignment in any such subcontract. In lieu of taking immediate possession of Deliverable Items, Raw Materials, Work-in-Process and Finished Goods retained by Purchaser as provided above, upon direction of Purchaser, Contractor shall protect and preserve Deliverable Items, Raw Materials, Work-in-Process and Finished Goods at Purchaser’s expense and shall facilitate access to and possession by Purchaser to such Deliverable Items, Raw Materials, Work-in-Process and Finished Goods.

23.1.4	Special Provision Limiting Purchaser’s Remedies. Purchaser shall have no right to terminate this Contract pursuant to this Article 23.1 above with respect to the

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Satellite after successful completion of SPSR of the Satellite. Purchaser’s sole remedy with respect to delays in Delivery shall be as specified in Article 22 and this Article 23.1. Purchaser’s sole right to terminate this Contract for Contractor’s default shall be as specified in this Article 23.1.

23.1.5	Disposition of the Work. Unless and to the extent that Purchaser retains Deliverable Items or portions thereof pursuant to Article 23.1.3 hereof, upon payment in full of all amounts due in accordance with Article 23.1.2, any Security Interest or other right or interest that Purchaser has in such items (except with respect to Deliverable Items retained by Purchaser pursuant to Article 23.1.3) hereunder or otherwise shall be released and extinguished and Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest.

23.1.6	Invalid Default Termination. If, after termination pursuant to this Article 23.1, it is finally determined pursuant to Article 25 or written agreement of Purchaser that Contractor was not in default under Article 23.1.1, or that the default was excusable under Articles 17 or 18, the rights and obligations of the Parties shall be the same as if the termination had occurred under Article 21; except that Contractor shall also be entitled to recover its additional actual costs reasonably incurred due to such invalid default termination plus a markup of ten percent (10%) of such costs.

23.2	Contractor Right of Termination

23.2.1

Right to Terminate. Contractor may terminate this Contract only upon written notice to Purchaser if Purchaser fails to cure any default in the payment of any amount that has become due and payable hereunder within sixty (60) days after receiving written notice of such default (or such longer period as may be agreed to in writing by Contractor), subject to Purchaser’s right to issue a stop Work in accordance with Section 16.1. Purchaser’s issuance of a stop Work shall have the effect of extending the cure period set forth herein during the term of the Stop Work. Notwithstanding Article 23.2, Purchaser will not be considered in default

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with respect to any amount that it is disputing in good faith pursuant to Article 5.6 (and that has been deposited in an escrow account pursuant to such Article) and will have thirty (30) Business Days after the final resolution (by agreement or arbitration) of such dispute to satisfy any payment required by such resolution. Contractor may not terminate this Contract under any circumstance, including for Purchaser’s breach of any obligation, except as set forth in this Article 23.1.

23.2.2	Termination Liability. In the event of termination pursuant to this Article 23.2, Contractor shall be paid as if such termination were for convenience pursuant to Article 21. Further, if Purchaser’s failure to perform is a failure to pay Contractor invoiced amounts when due, Contractor shall be entitled to late payment interest pursuant to Article 5.3. Payment of any amount by any Financing Entity on behalf of Purchaser shall relieve Purchaser from its obligation to make such payment in the corresponding amount. Payment of the total amounts (termination for convenience amounts plus interest on outstanding invoices) payable by Purchaser pursuant to this Article 23.2.2 shall constitute a total discharge of Purchaser’s liabilities to Contractor for termination pursuant to this Article 23.2.

23.2.3

Disposition of the Work. Contractor may elect immediately upon termination to take over all Deliverable Items and Raw Materials, Work-in-Process and Finished Goods and use or dispose of the same in any manner Contractor may elect, and any Security Interest or other right or interest that Purchaser has in such items hereunder or otherwise shall be released and extinguished and Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest. In such case, the fair market value of any Deliverable Items or Deliverable Items, Raw Materials, Work-in-Process and Finished Goods used or disposed of by Contractor shall be set-off against Purchaser’s termination liability under Article 23.2.2. Upon completion of all payments to Contractor in accordance with Article 23.2.2, Purchaser may require Contractor to transfer title and risk of loss to Purchaser to such Deliverable Items, Raw Materials, Work-in-Process and Finished Goods. In lieu of taking immediate

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possession of Deliverable Items, Raw Materials, Work-in-Process and Finished Goods as provided in the preceding sentence, upon direction of Purchaser, Contractor shall protect and preserve Deliverable Items, Raw Materials, Work-in-Process and Finished Goods at Purchaser’s expense and shall facilitate access to and possession by Purchaser to such Deliverable Items, Raw Materials, Work-in-Process and Finished Goods.

Alternatively, Purchaser may request Contractor to make a reasonable, good faith effort to sell such items and to remit any sales proceeds to Purchaser less a deduction for actual costs of disposition reasonably incurred by Contractor for such efforts, and, if not previously released and extinguished, any Security Interest or other right or interest that Purchaser has in such items hereunder or otherwise shall be released and extinguished and Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest. Purchaser shall take all action reasonably requested by Contractor to terminate any document or instrument filed of record (including without limitation UCC financing statements) to perfect any such Security Interest.

23.2.4	Invalid Default Termination. If, after termination pursuant to this Article 23.2, it is finally determined by arbitration pursuant to Article 25 or written agreement of Contractor that Purchaser was not in default under Article 23.2.1, Contractor shall be liable to Purchaser for direct damages resulting from such termination of this Contract (in no event exceeding amounts payable to Purchaser pursuant to Article 23.1, and subject to the limitation of liability set forth in Article 30).

23.3	Excessive Force Majeure

Purchaser may, upon written notice to Contractor, immediately terminate this Contract, in whole or in part, if and when: (i) delay in Contractor’s performance of its obligations hereunder exceeds one year due to Force Majeure events under Article 17.3 or (ii) it becomes reasonably certain that the aggregate delay due to Force Majeure events under Article 17.3 will exceed one year; or (iii) Contractor notifies Purchaser that it is

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reasonably certain that delay in Contractor’s performance of its obligations hereunder due to Force Majeure events under Article 17.3 will exceed one year. Upon the occurrence of any of these events, Purchaser will provide Contractor written notice of its intent to terminate and the rights and obligations of the Parties shall be the same as if such termination had occurred under Article 23.1. Within a reasonable period of time not to exceed thirty (30) days after the occurrence of either (i) or (iii) above, Purchaser will notify Contractor as to its decision to either terminate this Contract or to waive its rights to terminate for such Force Majeure events. Failure to provide such notice in the thirty-day period specified above shall be deemed to be a waiver of Purchaser’s rights to terminate for such Force Majeure events under this Article 23.3.

23.4	Limitation on Right to Terminate

Except as specified in this Contract, neither Party shall have any right to terminate or suspend this Contract.

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ARTICLE 24 – RESERVED

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ARTICLE 25 – DISPUTE RESOLUTION

Any dispute, claim, or controversy between the Parties arising out of or relating to this Contract (“Dispute”), including any Dispute with respect to the interpretation, performance, termination, or breach of this Contract or any provision thereof shall be resolved as provided in this Article 25.

25.1	Informal Dispute Resolution

Prior to the initiation of formal Dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

A.	If, during the course of the Work, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will describe the Dispute and may recommend corrective action to be taken by the other Party. Contractor Program Manager shall promptly consult with Purchaser Contract Manager in an effort to reach an agreement to resolve the Dispute.

B.	In the event agreement cannot be reached within ten (10) days of receipt of written notice, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to an executive level higher than that under (A) above for resolution of the Dispute.

C.	In the event agreement cannot be reached within twenty (20) days of receipt of written notice, either Party may request the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the Chief Executive Officer (CEO) of each Party for resolution of the Dispute.

D.	In the event (i) agreement cannot be reached under paragraphs A – C of this Article 25.1 within a total of thirty (30) days after receipt of the written notice described in Article 25.1 (A) or (ii) a Party determines in good faith that amicable resolution through continued negotiation of the Dispute does not appear likely, either Party may proceed with arbitration in accordance with Article 25.2.

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25.2	Arbitration

25.2.1	Arbitration. Subject to Article 25.1 and 25.3, any Dispute arising between the Parties shall be submitted for settlement by arbitration in accordance with the rules of conciliation and arbitration of the Center for Public Resources, as may be amended from time to time, which are incorporated herein by reference (or if the Center for Public Resources no longer provides rules or services, then the rules of conciliation and arbitration of the American Arbitration Association). Notwithstanding the foregoing, to the extent any provision of this Article 25.2 modifies, adds to, or is inconsistent with any provision of such rules, the provisions of this Article 25.2 shall control. Any such arbitration shall be conducted in Washington, DC by a panel of three (3) arbitrators who shall be selected within forty-five (45) days of commencement of the arbitration: one selected by each Party and the third selected by the arbitrators chosen by the Parties. Should no agreement be reached on the third arbitrator within the time specified, the third arbitrator shall be appointed by the Center for Public Resources. Each arbitrator appointed by the Parties shall be knowledgeable and experienced in the aerospace and/or satellite telecommunications industries and shall have senior management and/or legal/judicial experience.

25.2.2	Discovery. Discovery shall be permitted as follows:

A.	The Parties shall be permitted to take discovery, if and as needed, by deposition upon oral examination, requests for production of documents and things, and requests for entry upon land for inspection and other purposes, as those discovery methods are described and defined in the Federal Rules of Civil Procedure; provided further that the Tribunal shall expand or limit discovery in accordance with paragraph (B) below.

B.

The scope of permissible discovery shall generally be as described in Federal Rules of Civil Procedure Rule 26(b)(1), but the Parties shall use their best reasonable efforts to focus and limit their discovery in accordance with the nature of the Dispute and the need for expedited resolution. The arbitral tribunal may expand or limit the scope of

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permissible discovery, establish the time period within which discovery responses must be served, and expand or limit the type and number of discovery methods and requests as it shall determine is appropriate in the circumstances, taking into account the needs of the Parties and the desirability of making discovery expeditious and cost-effective. The tribunal may issue orders to protect the confidentiality of proprietary information, trade secrets, and other similar information disclosed in discovery and may order that discovery not be had or that discovery may be had only on specific terms and conditions.

25.2.3	Choice of Laws. In resolving any Dispute, the arbitrators shall apply the laws of the State of New York without reference to its conflicts of laws rules and shall take into account usages, customs and practices in the performance of contracts for the purchase and sale of commercial communications satellites.

25.2.4	Language. Proceedings and documents provided and generated in connection with any arbitration hereunder shall be in the English language.

25.2.5	Costs and Expenses. Each Party shall bear its own costs and expenses (including the costs and expenses of the arbitrator it selected) and one-half of the costs and expenses of the third arbitrator, unless otherwise determined in the arbitral award.

25.2.6	Offer. At any time more than ten (10) days before the commencement of the arbitral hearing, any Party defending against any claim may serve upon the adverse Party an offer to allow an award to be entered against the defending Party on any claim for the money or property or to the effect specified in the offer. If within ten (10) days after the service of the offer, the adverse Party serves written notice that it accepts the offer, either Party may file the offer and acceptance with the tribunal, which will thereupon promptly enter an award on the claim as provided in the offer. An offer not accepted shall be deemed withdrawn and shall not be admissible into evidence.

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25.2.7	Expedited Arbitration. Time is of the essence in the initiation and completion of the arbitration. The arbitral hearing shall be commenced and conducted expeditiously. Unless the arbitral tribunal orders otherwise, the Dispute should be submitted to the tribunal for decision within six (6) months after the commencement of the arbitration, and the final award shall be rendered within one (1) month thereafter. The Parties and the tribunal shall use their best reasonable efforts to comply with this schedule, and the tribunal may impose any remedy it deems just for any Party’s effort to unnecessarily delay, complicate, or hinder the proceedings.

25.2.8	Final and Binding Decision. Any arbitration hereunder shall be governed by the United States Arbitration Act, 9 U.S.C. §§ 1 et seq. The arbitrators’ decision shall be final and binding on the Parties and enforceable in any court of competent jurisdiction.

25.2.9	Arbitration Award. The arbitral tribunal’s award may grant any remedy or relief the tribunal deems within the scope of this Contract, but may not make any award in any amount or on any theory of liability except as otherwise allowed or provided in this Contract. Notwithstanding the foregoing, the tribunal shall have no power or authority to amend or disregard any provision of this Article 25.2 or any other provision of this Contract; in particular, but without limiting the generality of the foregoing, the tribunal shall not have the power or authority to exclude the right of a Party to terminate this Contract when a Party would otherwise have such right. Any monetary award made by the arbitrators shall be subject to the limitation of liability set forth in Article 30.

25.3	Litigation

Notwithstanding the provisions of Article 25.1 and Article 25.2 above, if a Party makes a good faith determination that (i) a breach by the other Party is such that a temporary restraining order or other preliminary injunctive relief to enforce its rights or the other Party’s obligations under the provisions of this Contract and which is necessary or (ii) litigation is appropriate to avoid the expiration of an applicable limitations period or to preserve a superior position with respect to creditors, either Party shall have the right to bring suit at any time, but requests for permanent injunctive relief shall be arbitrated pursuant to Article 25.2.

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Any such suit shall be brought in the United States District Court for the Southern District of New York, and the Parties hereby waive any objection to that venue and that court’s exercise of personal jurisdiction over the case; provided further that if, for any reason, such court does not have or refuses to exercise subject matter jurisdiction over the Dispute, then litigation as permitted herein may be brought in the Supreme Court for New York County. The Parties hereby irrevocably consent to the exercise of personal jurisdiction by the state and federal courts in the State of New York concerning any Dispute between the Parties. If, for any reason, neither the state nor federal courts in New York will exercise jurisdiction over the Dispute, then litigation as permitted herein may be brought in any court of competent jurisdiction in the United States of America.

Nothing in this Contract precludes a Party prevailing on any claim, whether in arbitration or litigation, from initiating litigation in any appropriate forum to enter or enforce a judgment based on the Tribunal’s or court’s award on that claim.

25.4	Continued Performance

Unless the Dispute involves a termination of the Contract under Articles 21 or 23 hereof: (i) pending final resolution of any Dispute, each Party shall, unless directed otherwise by the other Party in writing, perform all its obligations under this Contract to the extent undisputed and practical to do so, including the obligation to take all steps necessary during the pendency of the Dispute to ensure the Work will be performed within the time stipulated or within such extended time as may be allowed under this Contract; and (ii) failure to pay disputed amounts shall not excuse failure to so perform the Work, provided that Purchaser has complied with its obligations set forth in Article 5.6.

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ARTICLE 26 – INTER-PARTY WAIVER OF LIABILITY FOR A LAUNCH

26.1	Launch Services Agreement Inter-Party Waiver of Liability

26.1.1	Inter-Party Waiver. Each Party hereby agrees to be bound by the no-fault, no-subrogation inter-party waiver of liability and related indemnity provisions required by the Launch Services Agreement with respect to each Launch and to cause their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in the Satellite (including customers of Purchaser) to accede to such waiver and indemnity, which in every case shall include claims against the Launch Agency, either Party and their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract. The Parties shall execute and deliver any instrument that may be reasonably required by the Launch Agency to evidence their respective agreements to be bound by such waivers.

26.1.2	Waiver of Subrogation. The Parties also shall use best reasonable efforts to obtain from their respective insurers, and shall require their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in the Satellite (including non-consumer customers of Purchaser) to use best reasonable efforts to obtain from their respective insurers, an express waiver of such insurers’ rights of subrogation with respect to any and all claims that have been waived pursuant to this Article 26.

26.2	Indemnity Related to the Inter-Party Waiver of Liability

Each Party shall indemnify against and hold harmless the other Party and its contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract, from and against any claim made by the indemnifying Party or any of its contractors and subcontractors (including suppliers of any kind) that are involved in the performance of the Contract, or by any person having an interest in the Satellite (including non-consumer customers of Purchaser), or by insurer(s) identified in Article 26.1, resulting from the failure of the indemnifying Party to waive any liability

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against, or to cause any other person the indemnifying Party is obligated to cause to waive any liability against, the Launch Agency, the other Party or either of their contractors and subcontractors at any tier (including suppliers of any kind) involved in the performance of this Contract. The Parties shall execute and deliver any instrument that may be reasonably required by the Launch Agency to evidence their respective agreements to be bound by such indemnifications.

26.3	Survival of Obligations

The waiver, indemnification and hold harmless obligations provided in this Article 26 shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

26.4	Additional Insured

Purchaser shall use reasonable efforts to cause the Launch Agency to name, as additional insured under any third-party liability insurance procured by the Launch Agency under the Launch Services Agreement for the Launch of the Satellite, Contractor and any other person identified by Contractor in writing to Purchaser no later than one-hundred eighty (180) days before such Launch.

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ARTICLE 27 – MAJOR SUBCONTRACTS

27.1	Selection of Major Subcontractors

Selection of any Major Subcontractor, whether as an initial selection or as a replacement selection, shall be subject to Purchaser’s prior written approval. Contractor shall provide Purchaser with a copy of the full text of any Major Subcontract (including technical content but excluding price and payment schedule) promptly upon execution thereof. Purchaser hereby approves the list of Major Subcontractors provided by Contractor to Purchaser by letter dated July 11, 2002.

Purchaser’s approval of any Major Subcontractor or subcontractor shall not relieve Contractor from any obligations or responsibilities under this Contract.

27.2	Step-In Payment Rights

Contractor shall notify Purchaser within five (5) business days of it becoming aware of the occurrence of an event that with or without the passage of time or the giving of notice, or both, would give rise to a right of termination or a right to receive damages or a payment of penalties under any of the Contractor’s Major Subcontracts that Contractor is not then disputing, in good faith, with such subcontractor (a “Default”). Purchaser shall have the right (but not the obligation) to cure any such Default, including by making any payment due thereunder. The Firm Fixed Price shall be reduced by the amount of the cost to cure such Default paid by Purchaser pursuant to the preceding sentence. Such reduction in the Firm Fixed Price shall be applied against and used to reduce the next payment due to Contractor under the Payment Plan (which shall be adjusted accordingly). No action on the part of Purchaser under this Section shall relieve Contractor from any obligations or responsibilities under this Contract or the Major Subcontract.

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ARTICLE 28 – CONTRACTOR INSURANCE REQUIREMENTS

28.1	Insurance Requirements

28.1.1	Coverages. Contractor represents that it has procured and will maintain at all times during its performance of this Contract the following insurance coverages:

A.	Ground insurance (“Property Insurance”) against all risks and loss or damage to the Deliverable Items, and to any and all component parts thereof and all materials of whatever nature used or to be used in completing the Work, in an amount not less than the greater of (i) the replacement value of or (ii) the amounts paid by Purchaser with respect to the Deliverable Items and component parts thereof and all materials of whatever nature used or to be used in completing the Work. Such insurance shall provide (i) coverage for removal of debris, and insuring the structures, machines, equipment, facilities, fixtures, and other properties constituting part of the Work, (ii) transit coverage, including ocean marine coverage (unless insured by the supplier), (iii) off-site coverage covering any key equipment, and (iv) off-site coverage covering any property or equipment not stored on the construction site. The deductible for Property Insurance is Two Million Five Hundred Thousand U.S. dollars (U.S.$2,500,000) for finished goods and inventory. For each Deliverable Item, such insurance shall cover the period beginning at EDC up to the moment risk of loss passes to Purchaser pursuant to Article 12.

B.	Public liability insurance until Launch of the Satellite covering Contractor and all its Subcontractors with respect to their performance under this Contract and their liabilities to third parties. Such insurance shall be for an amount not less than One Hundred Million U.S. dollars (U.S.$100,000,000) per occurrence and shall contain no deductible in excess of Two Hundred Fifty Thousand U.S. dollars (U.S.$250,000). Such insurance will be primary insurance with regard to any insurance maintained by Purchaser; Contractor shall maintain such insurance as to the Satellite until Launch of the Satellite.

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C.	Worker’s compensation insurance, including occupational illness or disease coverage, or other similar social insurance in accordance with the laws of any country, state, or territory exercising jurisdiction over the employee and employer’s liability insurance in an amount not less than One Million U.S. dollars (U.S. $1,000,000) per occurrence. Contractor shall maintain such insurance until Acceptance of all Work, including remedial work, has occurred.

D.	Comprehensive automobile liability insurance against liability claims for personal injury (including bodily injury and death) and property damage covering all owned, leased, non-owned, and hired vehicles used by Contractor in the performance of the Work. Such insurance shall be for an amount not less than One Million U.S. dollars (U.S.$1,000,000) per occurrence for combined bodily injury and property damage. Contractor shall maintain such insurance until Acceptance of all Deliverable Items has occurred

E.	Such other insurance in types and amounts as is adequate to cover Contractor’s potential liabilities under this Contract and applicable law.

28.1.2	Additional Insured. Purchaser and each Financing Entity shall be named as an additional insured under Contractor’s third-party liability coverages, provided that, with respect to each Financing Entity, such Financing Entity has an insurable interest recognized by the applicable insurance underwriters.

28.1.3	Insurers Rating. The insurers selected by Contractor to provide the insurance required by Article 28.1.1A shall have a rating at least as high as those insurers providing coverage on Contractor’s programs for its major commercial customers.

28.1.4

Evidence of Insurance. Prior to commencing the Work, and whenever requested by Purchaser, Contractor shall produce evidence that the insurance required by Article 28.1.1 has been effected and is being maintained. Contractor shall, at the written request of Purchaser, provide Purchaser with a certificate of insurance evidencing the procurement of all required insurance policies and thirty (30) days

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written notice prior to any modification that diminishes the insurance coverage required hereunder, cancellation, or non-renewal of such policies. If, after being requested in writing by Purchaser to do so, Contractor fails to produce evidence of compliance with Contractor’s insurance obligations within fourteen (14) days, Purchaser may effect and maintain the insurance and pay the premiums. The amount paid shall be a debt due from Contractor to Purchaser and may be offset against any payments due Contractor by Purchaser. Purchaser may, at reasonable times upon reasonable notice, inspect any insurance policy required hereunder at Contractor’s offices.

28.1.5	Claims. Contractor shall, as soon as practicable, inform Purchaser in writing of any occurrence with respect to the Work that may give rise to a claim under a policy of insurance required by Article 28.1.1A above. Contractor shall ensure that its Subcontractors similarly inform Purchaser of any such occurrences through Contractor.

28.1.6	Waiver of Subrogation. Contractor shall use best reasonable efforts to require its insurers to waive all rights of subrogation against Purchaser and Purchaser’s Affiliates and their respective associates.

28.1.7	Warranty. Contractor warrants and covenants that the insurance coverages and deductibles to be obtained pursuant to this Article 28 are substantially comparable to those provided to Contractor’s major commercial customers.

28.2	Preparation of Claims

Each Party shall provide to the other Party any information that may reasonably be required to prepare, present, and substantiate an insurance claim at the other Party’s written request.

Each Party warrants and covenants that it will not intentionally withhold from the other Party any material information it has or will have concerning anomalies, failures, or non-conformances with or deviations from the requirements of this Contract.

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Upon written request of a Party, subject to Article 7, the other Party will respond or permit the first Party to respond to any insurers in relation to all specific and reasonable questions relating to design, test, quality control, launch, and orbital information. In addition, in the event of a Launch and In-Orbit Insurance Policy claim, Contractor shall provide the support described in Article 35.2.

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ARTICLE 29 – PERSONNEL AND KEY PERSONNEL

29.1	Personnel Qualifications

Contractor shall assign properly qualified and experienced personnel to the program contemplated under this Contract, and Contractor shall use best reasonable efforts to retain such personnel on Purchaser’s program for the duration of such program.

29.2	Key Personnel Positions

Key personnel (“Key Personnel”) shall be the personnel filling the following or equivalent positions:

29.2.1 Contractor Program Manager;

29.2.2 System Engineering Manager;

29.2.3 Payload Program Manager;

29.2.4 Assembly, Integration and Testing Manager.

29.3	Assignment of Key Personnel

Contractor will assign individuals from within Contractor’s organization to the Key Personnel positions to carry out the Work.

Key Personnel will be familiar with programs similar to Purchaser’s program.

Before assigning an individual to any Key Personnel positions, whether as an initial assignment or a subsequent assignment, Contractor shall notify Purchaser of the proposed assignment, shall introduce the individual to appropriate Purchaser representatives and, upon request, provide such representatives with the opportunity to interview the individual and shall provide Purchaser with the individual’s resume. If Purchaser in good faith objects to the qualifications of the proposed individual within fifteen (15) Business Days after being notified thereof, then Contractor agrees to discuss such objections with Purchaser and attempt to resolve such concerns on a mutually agreeable basis; however, Contractor retains the unilateral right to make all decisions regarding the assignment of Contractor personnel to the program. Notwithstanding the

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foregoing, any change in the Contractor Program Manager shall be subject to Purchaser’s prior written approval. The Key Personnel that have been identified as of the REDC are listed in Attachment B (Key Personnel). Should the individuals filling the positions of Key Personnel leave such positions for whatever reason, Contractor shall follow the procedures set forth in this Article 29 to select replacement personnel.

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ARTICLE 30 – LIMITATION OF LIABILITY

30.1	Limitation of Liability

30.1.1	No Consequentials. NEITHER PARTY SHALL BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER, TO THEIR OFFICERS, DIRECTORS, EMPLOYEES, CONTRACTORS OR SUBCONTRACTORS AT ANY TIER (INCLUDING SUPPLIERS OF ANY KIND), AGENTS OR CUSTOMERS, TO ITS PERMITTED ASSIGNEES OR SUCCESSOR OWNERS OF ANY SATELLITE OR OTHER DELIVERABLE ITEM OR TO ANY OTHER PERSON CLAIMING BY OR THROUGH PURCHASER FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION COSTS OF EFFECTING COVER, LOST PROFITS, LOST REVENUES OR COSTS OF RECOVERING THE SATELLITE, ARISING FROM OR RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS DELIVERED OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF SUCH LIABILITY IS BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE OF ANY TYPE AND STRICT LIABILITY), STATUTE OR OTHER LEGAL OR EQUITABLE THEORY.

30.1.2	Indemnity. PURCHASER SHALL INDEMNIFY CONTRACTOR AND HOLD CONTRACTOR HARMLESS FOR AND AGAINST ANY CLAIM ASSERTED DIRECTLY OR INDIRECTLY AGAINST CONTRACTOR THAT IS WITHIN THE SCOPE OF THE FOREGOING LIMITATION OF LIABILITY AND DISCLAIMER.

30.2	Cap on Liability

IN NO EVENT SHALL CONTRACTOR’S TOTAL LIABILITY UNDER OR IN CONNECTION WITH THIS CONTRACT EXCEED AMOUNTS PAID TO CONTRACTOR HEREUNDER. IN NO EVENT SHALL PURCHASER’S TOTAL LIABILITY UNDER OR IN CONNECTION WITH THIS CONTRACT EXCEED THE APPLICABLE TERMINATION AMOUNT CALCULATED PURSUANT TO ARTICLE 21.1.2 PLUS ANY

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ORBITAL PERFORMANCE INCENTIVES THAT WOULD APPLY CALCULATED IN ACCORDANCE WITH ARTICLE 13.4. THIS ARTICLE 30 SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS CONTRACT FOR WHATEVER CAUSE.

30.3	Exceptions

NOTWITHSTANDING THE FOREGOING THE LIMITATIONS OF LIABILITY SET FORTH IN THE FOREGOING ARTICLES 30.1 AND 30.2 OR ANY OTHER PROVISION OF THIS CONTRACT SHALL NOT APPLY TO (i) CLAIMS SUBJECT TO INDEMNIFICATION UNDER ARTICLE 4.2 (AS TO TAXES AS DEFINED IN ARTICLE 4.2), ARTICLE 19, ARTICLE 20, OR ARTICLE 26 AND (ii) CLAIMS ARISING OUT OF WILLFUL MISCONDUCT BY SENIOR MANAGEMENT PERSONNEL (VICE PRESIDENT AND ABOVE).

30.4	Duty to Mitigate

Each Party shall have a duty to mitigate damages for which the other Party is responsible.

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ARTICLE 31 – DISCLOSURE AND HANDLING OF PROPRIETARY INFORMATION

31.1	Definition of Proprietary Information

31.1.1	Definition. For the purpose of this Contract, “Proprietary Information” means all confidential and proprietary information (other than the Exhibits and Attachments to this Contract and Deliverable Data, which are subject to the provisions of Article 32) in whatever form transmitted, that is disclosed or made available directly or indirectly by such Party (hereinafter referred to as the “disclosing party”) to the other Party hereto (hereinafter referred to as the “receiving party”) and: (i) is identified as proprietary by means of a written legend thereon, or (ii) if disclosed orally, is identified as proprietary at the time of initial disclosure and then summarized in a written document, with the Proprietary Information specifically identified, that is supplied to the receiving party within ten (10) days of initial disclosure. In the case of Purchaser, Proprietary Information also shall include, whether or not designated “Proprietary Information,” (i) correspondence under this Contract and (ii)) all information concerning Purchaser (and/or its Affiliates) regarding its operations, affairs and businesses, its financial affairs, and its relations with its customers, employees and service providers (including business plans, customer lists, customer information, account information and consumer markets).

31.1.2	Exceptions. Proprietary Information shall not include any information disclosed by a Party that (i) is already known to the receiving party at the time of its disclosure, as evidenced by written records of the receiving party, without an obligation of confidentiality at the time of disclosure; (ii) is or becomes publicly known through no wrongful act of the receiving party; (iii) is independently developed by the receiving party as evidenced by written records of the receiving party; or (iv) is rightfully obtained by the receiving party from any third party without restriction and without breach of any confidentiality obligation by such third party.

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31.2	Terms for Handling and Use of Proprietary Information

Subject to Article 31.1.2, for a period of ten (10) years after receipt of any Proprietary Information, the receiving party shall not disclose Proprietary Information that it obtains from the disclosing party to any person or entity except its employees, Affiliates, attorneys, agents and consultants (all of whom are not direct competitors of the disclosing party) who have a need to know, who have been informed of and have agreed in writing (or, in the case of employees or attorneys are otherwise subject to confidentiality obligations consistent with the obligations set forth herein) to abide by the receiving party’s obligations under this Article 31, and who are authorized pursuant to applicable U.S. export control laws and licenses or other approvals to receive such information. The receiving party shall use not less than the same degree of care to avoid disclosure of such Proprietary Information as it uses for its own Proprietary Information of like importance; but in no event less than a reasonable degree of care. Proprietary Information shall be used only for the purpose of performing the obligations under this Contract, or as the disclosing party otherwise authorizes in writing.

31.3	Disclaimer of Representations and Warranties

Contractor makes no representation or warranty regarding the accuracy or completeness of, or absence of defects in, the Proprietary Information disclosed hereunder, or with respect to infringement of any rights, including Intellectual Property Rights of others, arising from its disclosure of Proprietary Information hereunder. Contractor shall not be liable for damages of whatever kind as a result of Purchaser’s reliance on or use of the Proprietary Information provided under this Article 31.

31.4	Legally Required Disclosures

Notwithstanding the foregoing, in the event that the receiving party becomes legally compelled (including disclosures necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), to disclose Proprietary Information of the disclosing party, including this Contract or other supporting document(s), the receiving party shall, to the extent practicable under the circumstances, provide the disclosing party with written notice thereof so that the disclosing party may seek a protective order or other

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appropriate remedy, or to allow the disclosing party to redact such portions of the Proprietary Information as the disclosing party deems appropriate. In any such event, the receiving party will disclose only such information as is legally required, and will cooperate with the disclosing party (at the disclosing party’s expense) to obtain proprietary treatment for any Proprietary Information being disclosed.

31.5	Return of Confidential Information

Upon the request of the Party having proprietary rights to Proprietary Information, the other Party in possession of such Proprietary Information shall promptly return such Proprietary Information (and any copies, extracts, and summaries thereof) to the requesting Party, or, with the requesting Party’s written consent, shall promptly destroy such materials (and any copies, extracts, and summaries thereof), except for one (1) copy which may be retained for legal archive purposes, and shall further provide the requesting Party with written confirmation of same; provided, however, where both Parties have proprietary rights in the same Proprietary Information, a Party shall not be required to return such information to the other Party.

31.6	No License

Except as expressly provided in this Contract, nothing in this Contract shall be construed as granting the receiving party whether by implication, estoppel, or otherwise, any license or any right to use any Proprietary Information received from the disclosing party, or use any patent, trademark, or copyright now or hereafter owned or controlled by the disclosing party.

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ARTICLE 32 – INTELLECTUAL PROPERTY RIGHTS

32.1	Ownership of IP and IP Rights

32.1.1	Purchaser’s Intellectual Property

A.	Subject to the licenses granted in Article 32.2.2, all Background and Foreground Intellectual Property made, developed, or created by Purchaser (or by others, other than Contractor or any of its subcontractors, acting on behalf of Purchaser), and all Intellectual Property Rights therein, shall be the sole and exclusive property of Purchaser.

B.	Subject to the licenses granted in Article 32.2.2.B, Purchaser shall own all Intellectual Property developed or created by Contractor (or its subcontractors) that is ATC IP, and all Intellectual Property Rights therein, shall be the sole and exclusive property of Purchaser. To the extent ATC IP is developed or created by Contractor under this Contract, Contractor hereby assigns all right, title and interest in and to all such ATC IP and, at Purchaser’s request and expense, Contractor agrees to provide all reasonable cooperation to help Purchaser perfect those rights, including the filing of patents by Purchaser.

32.1.2	Contractor’s Intellectual Property

A.	Subject to the licenses granted in Article 32.2.1, all Background Intellectual Property, developed or created by Contractor (or its subcontractors), and all Intellectual Property Rights therein, shall be the sole and exclusive property of Contractor.

B.	Subject to the licenses granted in Article 32.2.1, all Foreground Intellectual Property excluding any ATC IP, developed or created by Contractor (or its subcontractors), and all Intellectual Property Rights therein, shall be the sole and exclusive property of Contractor.

C.	Contractor agrees that the obligations set forth in Article 31.2, subject to the exceptions set forth in Article 31.1.2, shall apply to Contractor with

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respect to the handling and use of Purchaser-specific information contained in any Deliverable Data, Contract Exhibits and Attachments thereto, without regard to the time limitation set forth therein.

32.2	License Rights

32.2.1	Grant by Contractor

A.	Subject to the terms and conditions stated herein, Contractor grants to Purchaser a fully paid-up, irrevocable, perpetual, worldwide, nonexclusive right and license to use and have used, reproduce, and modify and sublicense to an Affiliate for the sole and exclusive purpose of testing, operating, and/or maintaining any Deliverable Item (including Deliverable Data), all Contractor Background Intellectual Property and Foreground Intellectual Property (excluding ATC IP) incorporated into such Deliverable Items (for the purposes of this paragraph A, Deliverable Items includes Contract Exhibits and Attachments thereto), including, to the extent necessary for the limited purpose of this license, those associated Intellectual Property Rights therein, now or hereafter owned by Contractor (and/or its subcontractors) for which Contractor (and/or its subcontractors) has or may acquire the right to grant such a license. Purchaser shall have no rights in Deliverable Data other than as expressly stated in this Contract, except that, subject to compliance with the provisions of Article 7 hereof, Purchaser may provide portions of the Deliverable Data related to operation or performance of the Satellite’s payload as is commercially necessary and reasonable to market and sell the Satellite capacity to Purchaser’s customers and potential customers. Title to Deliverable Data shall not pass to Purchaser or any other entity pursuant to the terms hereof, except to the extent that such Deliverable Data includes ATC IP.

B.

Subject to the terms and conditions stated herein and in addition to the rights granted to Purchaser pursuant to Article 32.1.1.B and 32.2.1.A, Contractor grants to Purchaser a fully paid-up, irrevocable, perpetual,

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worldwide, nonexclusive right and license to use and have used, reproduce, and modify and sublicense to an Affiliate for the sole and exclusive purpose of running its satellite program (including procurement of additional satellites from vendors other than Contractor) Exhibit A, Statement of Work, and Exhibit B, Satellite Performance Specification, including to the extent necessary for the limited purpose of this license, all associated Intellectual Property Rights therein now or hereafter owned by Contractor (and/or its subcontractors) for which Contractor (and/or its subcontractors) has or may acquire the right to grant such a license. The foregoing licenses shall be transferable to the Financing Entities, any successor or permitted assign of Purchaser, and any third party pursuant to Articles 23.1.3 or 38.12 and, subject to Contractor’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed, any other entity.

C.	Right to Sublicense. The rights of Purchaser specified in this Article 32.2.1 to “have used” shall be construed, without limitation, so as to permit sublicensing by Purchaser to its Affiliates and/or providers of Telemetry, Tracking and Command (“TT&C”) services for the Satellite (and such service providers’ subcontractors), subject in all cases to all of the provisions of Article 32.2.1 and Article 7.

32.2.2	Grant by Purchaser

A.	Subject to the terms and conditions stated herein, Purchaser grants to Contractor a fully paid-up, irrevocable, perpetual, worldwide, non-exclusive right and license to use and have used for the sole and exclusive purpose of performing under this Contract, all Purchaser Background Intellectual Property, and Foreground Intellectual Property (other than ATC IP which is subject to Article 32.2.2.B), including, to the extent necessary for the limited purpose of this license, those associated Intellectual Property Rights therein, owned by Purchaser (or others acting on behalf of Purchaser) for which Purchaser has or may acquire the right to grant such a license.

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B.	Purchaser grants to Contractor a fully paid-up, irrevocable, perpetual, worldwide, non-exclusive right and license to use and have used all rights relating to the ATC IP developed or created by Contractor (or its subcontractors).

32.2.3	Subcontracts. Contractor shall, unless otherwise authorized or directed in writing by Purchaser, to the extent necessary to fulfill its obligations under this Article 32.2 hereof, use reasonable efforts as practical to include in each subcontract issued hereunder a license rights clause pursuant to which each such subcontractor will grant to Purchaser (through Contractor) license rights in Intellectual Property incorporated in Deliverable Items hereunder and which Intellectual Property is developed by such subcontractor, and all associated Intellectual Property Rights therein, to the same extent as the license rights granted by Contractor in this Article 32.2. Contractor’s failure to include such provision in any subcontract shall not limit Contractor’s obligation to provide Purchaser with the license rights granted in this Article 32

32.3	No Limitation on Deliverable Items

This Article 32 shall not be construed as limiting any right of Purchaser otherwise contained herein or at law (or any obligation of Contractor to grant Purchaser the right) with no payment of additional compensation to use, have used, deliver, lease, sell, or otherwise dispose of the Satellite or other Deliverable Item of hardware or any part thereof.

32.4	No Additional Deliverable Data Obligation

Nothing contained in this Article shall require Contractor to provide any data other than as set forth in Exhibit A, Statement of Work.

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ARTICLE 33 – PUBLIC RELEASE OF INFORMATION

33.1	Generally

Either Party intending to disclose publicly, whether through the issuance of news releases, articles, brochures, advertisements, prepared speeches or other information releases, information concerning the financial details of this Contract or Proprietary Information of the other Party regarding the Work shall obtain the prior written approval of the other Party with respect to the content and timing of such issuance.

33.2	Exceptions

The obligations set forth in Article 33.1 shall not apply to the following:

A.	information that is publicly available from any governmental agency or that is or otherwise becomes publicly available without breach of this Contract; and

B.	internal publications or releases which are clearly marked as not intended for the public at large.

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ARTICLE 34 – NOTICES

34.1	Written Notification

Each notice or correspondence required or permitted to be given or made hereunder shall be in writing (except where oral notice is specifically authorized) to the respective addresses, facsimile and telephone numbers and to the attention of the individuals set forth below, and any such notice or correspondence shall be deemed given on the earlier to occur of (i) actual receipt, irrespective of whether sent by post, facsimile transmission (followed by mailing of the original copy), overnight courier or other method, and (ii) seven (7) days after mailing by registered or certified mail, return receipt requested, postage prepaid.

In the case of Purchaser:

TerreStar Networks Inc.
12010 Sunset Hills Road Suite 900
Reston, VA 20190

Attn: [***]
Facsimile No.: 703-483-7978

With a separately delivered copy to:
TerreStar Networks Inc.
12010 Sunset Hills Road Suite 900
Reston, VA 20190

Attn: [***]
Telephone No.: [***]
Facsimile No.: 703-483-7978

In the case of Contractor:

Space Systems/Loral, Inc.
3825 Fabian Way
Palo Alto, CA 94303-4697
Attn.: [***]
Telephone No.: [***]
Facsimile No.: 650-852-9864

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With a separately delivered copy to:
Space Systems/Loral, Inc.
3825 Fabian Way
Palo Alto, CA 94303-4697
[***]
Telephone No.: [***]
Facsimile No.: 650-852-9864

34.2	Change of Address

Either Party may from time to time change its notice address or the persons to be notified by giving the other Party written notice (as provided above) of such new information and the date upon which such change shall become effective.

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ARTICLE 35 – RISK MANAGEMENT SERVICES

35.1	Purchaser Responsibility

Purchaser shall be responsible for procuring any Launch and in-orbit insurance policy covering the risks of Launch and in-orbit failures with respect to Partial Loss and Total Loss of the Satellite (“Launch and In-Orbit Insurance Policy”) occurring from and after Intentional Ignition.

IN NO EVENT SHALL PURCHASER DISCLOSE OR TRANSFER CONTRACTOR- PROVIDED TECHNICAL INFORMATION OR PROVIDE TECHNICAL/DEFENSE SERVICES BASED ON CONTRACTOR-FURNISHED TECHNICAL INFORMATION TO NON-U.S. PERSONS INCLUDING INSURANCE BROKERS OR UNDERWRITERS OR OTHER NON-U.S. PERSONS OR ENTITIES (AS DEFINED IN 22 C.F.R. SECTION 120.15 AND SECTION 120.16) WITHOUT CONTRACTOR’S PRIOR WRITTEN APPROVAL AND, WHERE REQUIRED, PRIOR APPROVAL OF THE U.S. GOVERNMENT.

35.2	Contractor Support

35.2.1	Insurance Procurement. Contractor shall provide customary and normal support to assist Purchaser in obtaining a Launch and In-Orbit Insurance Policy) consisting of (i) providing a comprehensive presentation package on the Satellite, suitable for presentation to the space insurance brokers and underwriters, (ii) supporting Purchaser with all necessary presentations (oral, written or otherwise), including attendance and participation in such presentations where requested by Purchaser, (iii) providing on a timely basis all reasonable and appropriate technical information, data and documentation, and (iv) providing documentation and answers to insurer and underwriter inquiries.

35.2.2

Claims Support. Contractor shall cooperate with and provide reasonable support to Purchaser making and perfecting claims for insurance recovery and as to any legal proceeding as may be brought by Purchaser associated with any claim for insurance recovery. Such support shall consist of (i) the support described in Article 35.2.1, (ii) providing on-site inspections as required by Purchaser’s

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insurers and underwriters, (iii) participating in review sessions with a competent representative selected by the insurers and underwriters to discuss any continuing issue relating to such occurrence, including information conveyed to either Party, (iv) using its best efforts to secure access for the insurers and underwriters to all information used in or resulting from any investigation or review of the cause or effects of such occurrence, (v) making available for inspection and copying all information (such copying subject to obtaining any necessary copyright permissions) necessary to establish the basis of a claim, and (vi) supporting Purchaser in establishing the basis of a total loss, constructive total loss and partial loss as those terms are defined in the Launch and In-Orbit Insurance Policy and provided Purchaser furnishes Contractor with the definitions of such terms. Notwithstanding Contractor’s specifying such basis, Purchaser shall make the final determination of whether a partial loss, constructive total loss or total loss under Launch and In-Orbit Insurance Policy has occurred. For all claims that may arise on or before Acceptance of the Satellite as provided in Article 10 hereof, such Contractor support as described above shall be provided within the overall price of this Contract; thereafter, Contractor shall be entitled to reimbursement of actual costs reasonably incurred in connection with the provision of such support plus a mark-up of ten percent (10%), with such costs and markup to be invoiced and paid in accordance with Article 5.

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ARTICLE 36 – ORDER OF PRECEDENCE

In the event of conflict among the terms of the Terms and Conditions (Preamble, Recitals, and Articles 1 to 39) of this Contract and the Exhibits, the following order of decreasing precedence shall apply:

• Terms and Conditions	(Preamble and Articles 1 through 39)

• Exhibit E	TerreStar 2 Payment Plan and Termination Liability Amounts

• Exhibit F	TerreStar Satellite Orbital Performance Incentive Payment Plan

• Exhibit A	Statement of Work

• Exhibit B	Satellite Performance Specification

• Exhibit C	Product Assurance Program Plan

• Exhibit D	Satellite Program Test Plan

• Attachment A	Form of Invoice (including Annex 1 and Schedule 1 to Annex 1)

• Attachment B	Key Personnel

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ARTICLE 37 – GENERAL

37.1	Assignment

37.1.1	General. This Contract may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party. The non-assigning Party shall provide its approval if in its reasonable judgment its rights under this Contract are not and would not be adversely affected thereby.

37.1.2	By Purchaser. Notwithstanding the foregoing, Purchaser may assign or transfer this Contract or all its rights, duties, or obligations hereunder (i) to any Affiliate of Purchaser provided that in the case of a transfer to an Affiliate, the Affiliate has sufficient financial resources to fulfill its obligations under this Contract, and the net worth of such Affiliate is not less than the net worth of Purchaser immediately prior to such transfer, (ii) to any or all Financing Entities in connection with obtaining financing for the payment of Contractor’s invoices and any and all other fees, charges or expenses payable under this Contract under any Financing Agreement; and (iii) as part of or in connection with the granting of a security interest in its rights hereunder in accordance with Section 37.1.4, , provided that in the case of clause (i), the assignee, transferee, or successor to Purchaser has expressly assumed all the obligations of Purchaser and all terms and conditions applicable to Purchaser under this Contract in form and substance reasonably satisfactory to Contractor.

37.1.3

By Contractor. Notwithstanding the foregoing, Contractor may assign or transfer this Contract or all of its rights, duties, or obligations hereunder to: (i) any Affiliate of Contractor, or (ii) any corporation in connection with the sale, transfer or assignment of all or substantially all of Contractor’s assets or capital stock, whether by way of merger, consolidation, or otherwise, subject to the following conditions: (A) in the case of a transfer to an Affiliate, the net worth of such Affiliate is not less than the net worth of Contractor immediately prior to such transfer and, in the reasonable discretion of Purchaser such Affiliate has the experience, resources, and personnel required to perform the Work in accordance with this Contract; (B) in the case of a transfer or assignment

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contemplated in clause (ii), immediately after giving effect to such transaction or series of related transactions, the net worth of Contractor (or in the event Contractor is not the continuing person, the net worth of the person or entity formed by such consolidation or into which Contractor is merged or to which its properties are transferred substantially as an entirety) shall be no less than the net worth of Contractor immediately before such transaction or series of related transactions, and in the case of the sale of all or substantially all the assets of Contractor, the assignee or transferee, in the reasonable discretion of Purchaser, has the experience, resources and personnel required to perform the Work in accordance with this Contract; and (C) the assignee, transferee, or successor to Contractor has expressly assumed all the obligations of Contractor and all terms and conditions applicable to Contractor under this Contract in form and substance reasonably satisfactory to Purchaser.

37.1.4	Security Interests. Either Party, upon prior written notice to the other Party, may grant security interests in its rights hereunder. In the event that either Party is sold to or merged into another entity, its responsibilities under this Contract shall not be altered and the successor organization shall be liable for performance of such Party’s obligations under this Contract.

37.2	Binding Effect

This Contract shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Assignment of this Contract shall not relieve the assigning Party of any of its obligations nor confer upon the assigning Party any rights except as provided in this Contract.

37.3	Severability

If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original provision. If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

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37.4	Waiver of Breach of Contract

A waiver of any provision or any breach of a provision of this Contract shall not be binding upon either Party unless the waiver is in writing, signed by a duly authorized representative of the Party to be bound, as applicable, and such waiver shall not affect the rights of the Party not in breach with respect to any other or future breach. No course of conduct by a Party shall constitute a waiver of any provision or any breach of a provision of this Contract unless a written waiver is executed in accordance with the provisions of this Article 37.4.

37.5	Amendments

This Contract, including any and all its Attachments and Exhibits and Appendices, may not be modified except by written instrument of subsequent date signed by an officer of Contractor, or another person designated in writing by any such officer to sign such an instrument and a senior vice president of Purchaser, or another person designated in writing by any such Purchaser senior vice president to sign such an instrument.

37.6	Captions

The captions contained herein are for purposes of convenience only and shall not affect the construction of this Contract.

37.7	Relationships of the Parties

It is expressly understood that Contractor and Purchaser intend by this Contract to establish the relationship of independent contractors only, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership or any other relationship, other than that of independent contractors, between them or their respective successors in interests. Neither Contractor nor Purchaser shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, or to act or purport to act as the agent or the legally empowered representative of the other Party, for any purpose whatsoever.

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37.8	Entire Agreement

This Amended and Restated Contract, including all its Attachments and Exhibits, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, incorporates (to the extent still in effect) the Original Contract as to all rights and obligations of whatever nature related to the Deliverable Items and subject matter hereof (and as to such Deliverable Items and subject matter hereof, any actions taken under the Original Contract and any rights and/or liabilities accruing thereunder shall be deemed to be actions taken and rights and/or liabilities accrued hereunder) and supersedes all other prior agreements and negotiations with respect to the subject matter hereof.

37.9	Standard of Conduct

Both Parties agree that all their actions in carrying out the provisions of this Contract shall be in compliance with applicable laws and regulations and neither Party will pay or accept bribes, kickbacks or other illegal payments, or engage in unlawful conduct.

37.10	Construction

This Contract, including all its Schedules, Attachments, Annexes, Exhibits and the Appendices have been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor of or against either Party.

37.11	Counterparts

This Contract may be signed in any number of counterparts with the same effect as if the signature(s) on each counterpart were upon the same instrument.

37.12	Applicable Law

This Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of New York without reference to its conflicts of laws rules.

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37.13	Survival

Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract that (i) the Parties have expressly agreed shall survive any such termination or expiration or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

37.14	U.N. Convention on the International Sales of Goods

The U.N. Convention on the International Sales of Goods shall not apply or otherwise have any legal effect with respect to this Contract.

37.15	No Third-Party Beneficiaries

This Contract is entered into solely between, and may be enforced only by, Purchaser and Contractor and their permitted assigns, and this Contract shall not be deemed to create any rights in third parties, including suppliers, customers and owners of a Party, or to create any obligations of a Party to any such third parties.

37.16	Consents and Approvals

Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent, or similar action by either Party is required under this Contract, such action shall not be unreasonably delayed or withheld. An approval or consent given by a Party under this Contract shall not relieve the other Party from responsibility for complying with the requirements of this Contract, nor shall it be construed as a waiver of any rights under this Contract, except as and to the extent otherwise expressly provided in such approval or consent.

37.17	Lender Requirements

37.17.1	External Financing. The Parties recognize this Contract may be financed through external sources. Contractor shall provide to any Financing Entity the provisions of this Contract and any program information that such Financing Entity reasonably requires (subject to confidentiality agreements governing this Contract and such program information).

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37.17.2	Cooperation. Contractor agrees to work cooperatively to negotiate and execute such documents as may be reasonably required to implement such financing to the extent such financing or document does not impose any material obligations not otherwise undertaken hereunder, require Contractor or its Affiliates to violate any contractual obligations or covenants it may have with third parties or adversely affect in any material respect Contractor’s interests under this Contract.

37.18	Alignment of Interests

Contractor agrees to take no materially adverse position (in trade associations, regulatory bodies, the press, or otherwise) with respect to Purchaser’s FCC licenses or applications therefor associated with the Satellite or TerreStar 2.

37.19	Authorizations

Each Party represents and warrants (subject to Article 37.22 in the case of Contractor) that:

A.	it has all requisite corporate power and authority to enter into this Contract and to carry out the transactions contemplated by this Contract;

B.	the execution, delivery, and performance of this Contract and the consummation of the transactions contemplated by this Contract have been duly authorized by the requisite corporate action and do not conflict with any other agreement or obligation to which it is a party or which binds its assets; and

C.	this Contract is a valid and binding obligation of the Party, enforceable in accordance with its terms, except each Party makes no representation or warranty as to the enforceability of remedies due to applicable bankruptcy, insolvency, moratorium, reorganization, or similar laws relating to or affecting the enforcement of creditor’s rights or by reason of general principles of equity.

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37.20	Covenant of Good Faith

Each Party agrees that, in respect to dealings with the other Party under or in connection with this Contract, it shall act in good faith.

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ARTICLE 38 – SECURITY INTEREST

38.1	Grant of Security Interest

As security for the performance by Contractor of the Secured Obligations the Contractor hereby grants to Purchaser, and pursuant to Section 364 of the Bankruptcy Code, Purchaser shall have, a valid, binding, enforceable and perfected first priority lien on and security interest in (collectively, the “Security Interest”) all of Contractor’s right, title and interest in, to and under the following property, whether now owned or hereafter acquired by Contractor and whether now existing or hereafter coming into existence (collectively, the “Collateral”):

A. all Raw Materials, Work-in-Process and Finished Goods; and

B. all proceeds (as defined in the UCC) of any of the foregoing.

Except as otherwise specifically provided herein, the Security Interest shall not be subordinate or pari passu with any other lien or security interest or right of setoff or recoupment, and no lien or security interest or right of setoff or recoupment shall be permitted which shall be senior to or pari passu with the Security Interest. The grant of the Security Interest pursuant to this Article 38.1 is not in derogation of Purchaser’s rights as owner of any Raw Materials, Work-in-Process and Finished Goods as to which title has passed to Purchaser, and remains in Purchaser, as provided in this Contract. This Security Interest shall automatically terminate upon Intentional Ignition or shall be released and extinguished pursuant to Article 21.2, 23.1.2, 23.1.5 and 23.2.3.

38.2	Right to Make Filings

Should Purchaser, in its sole discretion (but not as a requirement hereunder), from time to time choose to file financing statements or other notices, instruments, agreement and documents or take other action to validate or perfect the Security Interest and in furtherance of the grant of the Security Interest pursuant to Article 38.1, Contractor shall, and does hereby irrevocably authorize on behalf of Contractor and as Contractor’s attorney-in-fact to give, execute, deliver, file, record, obtain, and authorize all financing statements and any other notices, instruments, agreements and documents, and take such other action as reasonably requested by Purchaser, to (i)

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create, perfect, validate and preserve such Security Interest and the priority thereof and (ii) enable Purchaser to exercise and enforce its rights hereunder with respect to such Security Interest (and all such documents and instruments shall be deemed to have been filed or recorded at the time and on the date of the entry of the Bankruptcy Order).

38.3	Corporate Records

In furtherance of the grant of the Security Interest pursuant to Article 38.1, Contractor shall indicate in Contractor’s corporate records the Security Interest that Purchaser has in the Collateral to the extent provided in this Article 38.

38.4	Perfected Security Interest

Contractor represents and warrants that the Security Interest granted to Purchaser constitutes a legal, valid and enforceable first priority security interest therein and upon the filing of UCC-1 financing statements in the office of the Secretary of State of Delaware will be a perfected security interest in those items that can be perfected by filing under the UCC subject to no other liens or security interests other than after-acquired Junior Liens (as defined below). Contractor acknowledges that Purchaser’s execution and delivery of this Contract provides value to Contractor.

38.5	Junior Liens

Contractor shall not lend, rent, lease, transfer, pledge, grant a security interest in, or otherwise dispose of or encumber any portion of the Collateral or any right, title or interest therein except to Purchaser pursuant to this Contract and Contractor shall keep the Collateral free from any security interest, lien, encumbrance or claim. Notwithstanding the foregoing, Contractor shall be permitted to grant “silent” junior liens (“Junior Liens”) on the Collateral to secure indebtedness of Contractor and its Affiliates from time to time, including without limitation reimbursement obligations in respect of letters of credit (collectively, “Permitted Debt”), provided that the terms of such Junior Liens shall be reasonably acceptable to Purchaser. Prior to granting any Junior Lien on the Collateral, Contractor shall provide written notice to Purchaser describing the circumstances of such Junior Lien (including without limitation the identity of the proposed holder of such Junior Lien and the nature of the Permitted Debt). Within ten

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(10) Business Days after receipt of such notice, Purchaser shall provide the terms for such Junior Lien that would be reasonably acceptable to Purchaser. Contractor agrees and acknowledges that such reasonable terms may prohibit the holder of such Junior Lien from seizing, foreclosing on, selling or otherwise disposing of the Collateral or exercising other rights as a secured party, and may include requirements that the holder of the Junior Lien hold in trust for Purchaser any amounts received in respect of the Collateral, so long as the Security Interest in favor of Purchaser remains in effect.

38.6	Periodic Inventory

Upon the reasonable request of Purchaser, Contractor shall provide Purchaser a written inventory describing the Raw Materials, Work-in-Process and Finished Goods as of the time of such request.

38.7	Remedies

Purchaser shall have and be entitled to exercise all the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where Purchaser asserts the rights and remedies), such additional rights and remedies as provided in this Contract, and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where Purchaser may assert its rights and remedies. Upon termination of this Contract pursuant to Article 23.1, or upon a termination by Contractor under Article 23.2.4 that is determined to have been wrongful, Purchaser shall have the right, subject to applicable export control restrictions and security regulations, to take possession of the Collateral or any part thereof upon ten (10) days notice to Contractor for the purpose of effecting a sale or other disposition of the Collateral. Notwithstanding any provision of this Contract to the contrary, Purchaser shall not be permitted to exercise any remedy as a secured party in respect of the Security Interest granted hereunder unless (i) Purchaser has terminated this Contract in whole pursuant to, and within the time limits provided in, Article 23.1 or (ii) Contractor has wrongfully terminated this Contract under Article 23.5, and in either case, Purchaser retains a Security Interest as provided in this Article 38 and Contractor has failed to perform its obligations in such circumstances pursuant to Article 23 within thirty (30) days after required to do so (with respect to Contractor, a “Termination Default”).

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38.8	Deficiencies

If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Article 38.7 or otherwise are insufficient to cover the amounts due in clauses (i) and (ii) of the first sentence of Article 38.9, Contractor shall remain liable for any deficiency. Purchaser shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Article 38.7 conducted in a commercially reasonable manner and otherwise in compliance with the UCC and applicable export control restrictions. Contractor hereby waives any claims against Purchaser arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Purchaser accepts the first offer received and does not offer the Collateral to more than one offeree, so long as the sale was conducted in a commercially reasonable manner.

38.9	Application of Proceeds

The Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant to Article 38.7 shall be applied in the following order: (i) first, to the payment of the reasonable costs and expenses of such collection, sale or other realization; (ii) second, to the payment in full of the Secured Obligations, and (iii) third, to the payment to the Contractor, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

38.10	Limited Power of Attorney

Without limiting any rights or powers granted by this Article 38 to Purchaser while no Termination Default has occurred and is continuing, upon the occurrence and during the continuance of any Termination Default, Purchaser is hereby appointed the attorney-in-fact of Contractor for the purpose of carrying out the provisions of this Security Interest and taking any action and executing any instruments that Purchaser may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest.

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38.11	Contractor Cooperation

Contractor agrees that, from time to time upon the written request of the Purchaser, Contractor will execute and deliver such further documents and do such other acts and things as Purchaser may reasonably request in order fully to effect the purposes of this Article 38.

38.12	Intellectual Property Rights

In connection with the exercise by Purchaser of its rights as a secured party hereunder, Contractor hereby grants to Purchaser, to any person acquiring rights in the Collateral as the result of the sale, collection or other realization of or upon the Collateral, and to any successor owner of the Collateral, the Intellectual Property rights and rights in data specified in Article 36, which rights shall survive any termination of this Contract.

38.13	Allowed Administrative Expenses

The Secured Obligations of Contractor and the rights, claims and priorities of Purchaser granted herein shall continue beyond and remain unimpaired and unaffected by any termination of this Contract.

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ARTICLE 39 – STORAGE

Set forth below are options under which Purchaser may elect to store the Satellite for up to eighteen (18) months and the associated storage and retest costs. Details regarding the required retesting after various storage periods are set forth in Exhibit D, Test Plan. No later than March 1, 2008, Contractor agrees to provide Purchase with a commercially reasonable option to extend the storage period for up to five additional years. Such proposal shall be given in good faith and shall be consistent with FCC requirements.

	<1 month	1-3 months	4-12 months	13 -18 months
Storage cost/month	[***]	$[***]	$[***]	$[***]

Retest cost	[***]	$[***]	$[***]	$[***]

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IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Contract by their duly authorized officers as of the date set forth in the Preamble.

Space Systems/Loral, Inc.		TerreStar Networks Inc.

By:	/s/ R. A. Haley	By:	/s/ Neil Hazard
Name:	R. A. Haley	Name:	Neil Hazard
Title:	Sr. V. P. and CFO	Title:	Chief Financial Officer

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ATTACHMENT A

FORM OF INVOICE

[Date]

TerreStar Networks Inc.

12010 Sunset Hills Road

Suite 900

Reston, VA 20190

Attention:

RE:	Terms and Conditions of the Satellite Purchase, dated as of (as amended, supplemented or modified from time to time, the “TerreStar Satellite Purchase Contract”), between TERRESTAR NETWORKS INC, (“PURCHASER” OR “TERRESTAR”) and SPACE SYSTEMS/LORAL, INC. (“CONTRACTOR”)

Ladies and Gentlemen:

This Invoice is delivered to TerreStar pursuant to Article 5 of the TerreStar Satellite Purchase Contract and constitutes Contractor’s request for payment in the amount of $                     for Milestone Payment No.                      / Time Payment No.             .

Very truly yours,

SPACE SYSTEMS/LORAL, INC.

By:
Title:

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ANNEX I TO ATTACHMENT A

FORM OF CONTRACTOR CERTIFICATE

Reference:        Milestone Payment No.         /Time Payment No.

[Date]

TerreStar Networks Inc.
12010 Sunset Hills Road, Suite 900
Reston, VA 20190

Attention: Treasurer

RE:	Terms and Conditions of the Satellite Purchase Contract, dated as of between TERRESTAR NETWORKS INC. (“PURCHASER” OR “TERRESTAR”) and SPACE SYSTEMS/LORAL, INC. (“CONTRACTOR”) (as amended, supplemented or modified from time to time, the “TerreStar Satellite Contract”)

Ladies and Gentlemen:

This Certificate is delivered to you pursuant to Article 5 of the Terms and Conditions of the TerreStar Satellite Contract. Each capitalized term used herein and not otherwise defined shall have the meaning assigned thereto in the Terms and Conditions of the TerreStar Satellite Contract.

We hereby certify, after due inquiry, that, as of the date hereof:

1.	The TerreStar Satellite Purchase Contract is in full force and effect and except as set forth in Schedule I hereto.

2.	Except as set forth in Schedule I hereto, we are not aware of any event that has occurred or failed to occur which occurrence or non-occurrence, as the case may be, could reasonably be expected to cause the date of Delivery of any Deliverable Item under the TerreStar Satellite Contract to occur later than the Delivery date therefor.

3.	Except as set forth in Schedule I hereto, no event or condition is known to exist that permits or requires us to cancel, suspend, or terminate our performance under the TerreStar Satellite Contract or that could excuse us from liability for non-performance thereunder.

4.	Except with respect to amounts that are the subject of a Dispute or are overdue (such overdue amounts and such disputed amounts being described in reasonable detail in Schedule II hereto), all amounts due and owing to us have been paid in full through the date of the immediately preceding Contractor Certificate and are not overdue.

A-I-123

5.	a.	The amount contained in the Invoice delivered to you concurrently herewith in accordance with the terms of Article 5 of the Terms and Conditions of the TerreStar Satellite Contract represents monies owed to us in respect of Milestone Payment No. /Time Payment No. .

	b.	The amount referred to in paragraph (a) above was computed in accordance with the terms of the TerreStar Satellite Purchase Contract.

	c.	The Milestone to which Milestone Payment No. relates has been completed in accordance with the TerreStar Satellite Contract (this only applies to invoices for Milestone payments).

Very truly yours,

SPACE SYSTEMS/LORAL, INC.

By:
Title:

A-I-124

SCHEDULE I TO ANNEX I TO

ATTACHMENT A

List of Exceptions:

Amendments to TerreStar Satellite Purchase Contract:

Exceptions Affecting Final Acceptance Date:

Exceptions Affecting Contractor’s Performance:

A-I-125

ATTACHMENT B

KEY PERSONNEL

Key Personnel Position	Individual
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

B-I-126

Exhibit A

TerreStar

Satellite Statement of Work

Revision 4	November 16, 2007

Space Systems/Loral, Inc.
3825 Fabian Way
Palo Alto, California 94303-4201

TerreStar Networks Inc.
One Discovery Square
Suite 900
12010 Sunset Hills Road
Reston, Virginia 20190

This document contains data and information proprietary to Space Systems/Loral, Inc. and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Satellite Program. Space Systems/Loral, Inc. and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Purchase Contract.

The data/information contained herein has been reviewed and approved for release by Space Systems/Loral Export Administration on the basis that this document contains no export-controlled information.

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Exhibit A

1/46

DEFINITIONS, ABBREVIATIONS AND ACRONYMS

Definitions: Capitalized terms used in this Exhibit A (Satellite Statement of Work) shall have the meaning ascribed to them as they appear herein or as defined in the Contract.

Abbreviations and Acronyms:

AIT	Assembly, Integration and Test
ALC	Automatic Level Control
BOL	Beginning of Life
C/I	Carrier to Interference ratio
CDR	Critical Design Review
CDRL	Contract Data Requirements List
CIL	Configuration Identification List
CLA	Coupled Loads Analysis
CONUS	Continental United States
COP	Contingency Operations Procedure
DSS	Dynamic Satellite Simulator
EDC	Effective Date of Contract
EIDP	End Item Data Package
EIRP	Equivalent Isotropic Radiated Power
EMI/EMC	Electromagnetic Interference/Electromagnetic Compatibility
EOL	End of Life
EPS	Electrical Power Subsystem
ESD	Electrostatic Discharge
EST	Emergency Support Team
FAX	Facsimile
FCC	Federal Communications Commission
FGM	Fixed Gain Mode
FMECA	Failure Modes, Effects and Criticality Analysis
G/T	Gain to Noise Temperature ratio (Figure of merit)
GSE	Ground Support Equipment
HOP	Health Operations Procedure
IAW	In Accordance With
ICD	Interface Control Document or Drawing
IFRB	International Frequency Registration Board
IOT	In-Orbit Test
IOTE	In-Orbit Test Equipment
IOTR	In-Orbit Test Review
ITU	International Telecommunications Union

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

LEOP	Launch and Early Orbit Phase
LV	Launch Vehicle
MCC	Mission Control Center (at SS/L in Palo Alto, CA)
MOP	Mission Operations Plan
NCR	Non-Conformance Report
OML	Orbit Maneuver Life
PA	Product Assurance
PAPP	Product Assurance Program Plan
PDR	Program Development Review
PIM	Passive Intermodulation
PMO	Program Management Office
PMP	Program Management Plan
POC	Point of Contact
PRR	Program Readiness Review
PTP	Program Test Plan
RF	Radio Frequency
RFP	Request for Proposal
SAR	Satellite Acceptance Review
S/C	Spacecraft
SFD	Saturated Flux Density
SLRR	Spacecraft Launch Readiness Review
SOC	Satellite Operations Center
SOE	Sequence of Events
SOOH	Satellite Orbital Operations Handbook
SOP	Standard Operations Procedures
SOW	Statement of Work
SPSR	Spacecraft Pre-shipment Review
SPTP	Satellite Program Test Plan
SRR	System Requirements Review
T&C	Telemetry and Command
TAA	Technical Assistance Agreement
TBD	To Be Determined
TBR	To Be Revised/Reviewed
TC&R	Telemetry, Command & Ranging
TIM	Technical Interchange Meeting
TRR	Test Readiness Review
TT&C	Telemetry, Tracking, & Command
TTCP	Technology Transfer Control Plan
TWT	Traveling Wave Tube
TWTA	Traveling Wave Tube Amplifier
WCA	Worst Case Analysis

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

1 — SCOPE

This Statement of Work (SOW) defines the goods, hardware, equipment, services, data and documentation to be provided by Space Systems/Loral, Inc. (hereinafter “Contractor”) to TerreStar Networks Inc., (hereinafter “Purchaser”) for the TERRESTAR-2 (TS-2) Satellite Program (hereinafter “Program”).

Contractor shall design, develop, manufacture, test, and transport the Satellite to the Launch Site, prepare the Satellite for Launch, ensure Launch Vehicle-spacecraft interface compatibility, provide Launch Services (provided Purchaser exercises its Option for Launch Services in accordance with the Contract) and Launch Support Services, Mission Operations Services, In-Orbit Testing and associated spacecraft subsystems and Satellite operations training. Contractor shall complete the Work in accordance with the Contract and the requirements specified herein.

1.1 SUMMARY STATEMENT OF WORK

a.	Contractor shall conduct the Program as follows.

•

TS-2 shall be identical to TS-1 satellite, except for any changes that are mutually agreed upon between Contractor and Purchaser, through Contract Change Notifications (CCN) or otherwise through the change procedures specified in the Contract.

•	The orbit location for TS-2 shall be assumed to be 111.0 deg West. Any changes to the orbit location that requires a redesign of the satellite shall be considered a change directed by Purchaser.

b.	Contractor shall provide one satellite (TS-2) meeting the Satellite Performance Specifications, Exhibit B of the Contract, and tested in accordance with (IAW) the Satellite Program Test Plan (SPTP), Exhibit D.

c.	Contractor shall, as directed by Purchaser, either store the satellite at its facilities or deliver the Satellite to a Purchaser designated Launch Site. Contractor shall be responsible for packaging, crating, and shipping the Satellite to the Launch Site.

d.	Contractor shall provide necessary Ground Support Equipment (GSE) to permit full checkout and test of the Satellite during acceptance testing and pre-launch operations, as required.

e.	Contractor shall provide necessary Telemetry, Tracking, and Command (TT&C) ground station capability to ensure proper functioning of the Satellite during transfer orbit.

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

f.	Purchaser shall provide ground facilities, equipment, and personnel to support Contractor in conducting In-Orbit Testing (IOT).

g.	Contractor shall provide training to familiarize Purchaser’s experienced operations personnel with the systems and subsystems, and operation of the Satellite.

h.	Contractor shall provide launch support services and the personnel, data and documentation to support pre-launch activities and launch support services.

i.	Contractor shall provide Launch and Early Orbit Operations support (except as set forth in Paragraph 2.6 of this SOW) from spacecraft-Launch Vehicle separation through to completion of IOT, and post-IOT On-Orbit Operations Support. Mission Operations during this period shall be performed and controlled from Contractor’s Mission Control Center (MCC).

j.	Contractor shall provide data items as specified in the Contract Data Requirements List (CDRL), Annex 1 of this SOW.

k.	Contractor shall conduct a product assurance program in accordance with (IAW) the Commercial Programs Product Assurance Program Plan (PAPP), Exhibit C.

l.	Contractor shall provide Telemetry and Command Databases for the Satellite.

m.	Contract shall provide [***] per the Contract.

1.2 PROGRAM OPTIONS

Program options are per the Contract.

1.3 PROGRAM REQUIREMENTS

The Program shall be conducted as described herein.

1.3.1 CDR: System Engineering, Design and Development

Any design changes made to TS-2 from TS-1 shall have a detailed design review covering the changes and presenting performance impacts to mass, power, thermal and payload as applicable. All changes shall be supported by analysis as required to verify that the change will function as required. Changes that are initiated by Contractor shall not result in any cost and schedule impact to the program.

1.3.2 Spacecraft Production and Deployment

Contractor shall perform the tasks associated with the manufacture, assembly, integration and test of the Satellite. After successful completion of the PSR, as directed by TerreStar, Contractor shall either

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

store the Satellite or ship the Satellite to the Launch Site. After Launch of the Satellite and subsequent IOTR, Contractor shall hand over the Satellite on station in the orbital location as specified in the Exhibit B, Satellite Performance Specifications, ready for service.

Contractor shall perform the following tasks:

1.	Manufacture and test the Satellite (TS-2) in accordance with the detailed governing specifications (spacecraft bus and payload), plans, and interface documents applicable to TS-1 spacecraft, which includes having Contractor’s personnel (including any subcontractors) performing Work under this SOW assist Contractor’s personnel performing Work under the SBN/SBAS Contract to ensure the compatibility of the spacecraft with the beamformer.

2.	Provide, as required, test data on the Satellite to the Purchaser to ensure overall system compatibility with the ground based beamformer.

3.	Initiate and complete spacecraft assembly, integration and acceptance testing

4.	Deliver the Satellite to the Launch Site

5.	Provide Launch Support Services, including spacecraft preparation and test at the Launch Site, coordination with the Launch Vehicle supplier, spacecraft-Launch Vehicle interface and mate, and launch support

6.	Provide Mission Operations Support Services from spacecraft-Launch Vehicle separation through transfer orbit, to In-Orbit Testing (IOT)

7.	Conduct technical reviews as required for any change.

8.	Evaluate impact of final determination of orbital location (at (TBD) degrees West) on the antenna performance for Hawaii and Puerto Rico beams and reposition if required or beneficial.

9.	Update antenna performance analysis (e.g., Gain, Xpol, pattern plots, sidelobes at radio astronomy sites) to reflect the final determination of orbital location at (TBD) degrees West. The update is to be incorporated in the release following REDC.

10.	Update SOOH Vol I to incorporate changes in final orbital and gateway locations as set forth in Exhibit B (Specifications). The update is to be incorporated in the release following REDC.

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2 — PROGRAM REQUIREMENTS

The requirements for the goods, hardware, equipment, services, data, and documentation to be provided by Contractor are set forth herein.

Applicable Program Documents

The following Contract exhibits, listed in order of precedence, apply to the Program. The Terms and Conditions lists the applicable version and/or issue date of these exhibits:

Exhibit A — Satellite Statement of Work (this document)

Exhibit B — Satellite Performance Specifications

Exhibit C — Commercial Programs Product Assurance Program Plan

Exhibit D — Satellite Program Test Plan

2.1 PROGRAM MANAGEMENT

Contractor shall provide management throughout the Program, and progress reporting as specified herein.

2.1.1 Program Management Office

Contractor shall establish a Program Management Office (PMO) led by an assigned Program Manager who shall be responsible for managing all matters related to the performance of the Contract. The Program Manager shall ensure that personnel, facilities and other resources necessary for executing Contract provisions are acquired, assigned and made available at the times and places needed to meet the Contract delivery schedule. Contractor shall assign experienced technical and managerial personnel to the PMO.

2.1.2 Progress Reporting and Meetings

Contractor shall hold weekly status teleconferences and formal, scheduled, progress review meetings throughout the duration of the Program. Purchaser personnel (and Purchaser’s duly appointed consultants and agents) shall be entitled to attend the meetings and reviews (including meetings and reviews held by electronic means) of Contractor and of Contractor with any subcontractor(s) hereunder where such meetings and reviews (or portions of such meetings and reviews) are related to

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Purchaser’s project schedule, management, engineering, design, manufacturing, integration, testing, or Launch. Contractor shall plan (including provision to Purchaser of an agenda within a reasonable period in advance of the meeting or review), organize (including arranging access for Purchaser and its duly appointed consultants and agents), conduct (including the taking of minutes and action items) and close the meetings (including circulation of the minutes and action items within a reasonable period following the meeting), and, unless mutually agreed to the contrary, all meetings shall be held at Contractor’s facilities. The purpose of these meetings is to provide Purchaser with pertinent Program implementation and execution data for review, and to mutually agree upon appropriate courses of action to be taken on identified action items. The following meetings shall be held as specified in Paragraph 2.4 of this SOW:

•	Quarterly Program Status Meetings

•	Program Readiness Review (PRR, Inaugural Meeting, Pre-CDR) – N/A

•	Program Development Review (PDR, Pre-CDR) – N/A

•	Critical Design Review (CDR), as required

•	Satellite Technical Reviews (STRs), as required

•	Test Readiness Review (TRR)

•	Spacecraft Pre-Shipment Review (SPSR)

•	Spacecraft Post Shipment Inspection

•	Spacecraft Launch Readiness Review (SLRR)

•	In-Orbit Test (IOT) Review (IOTR), and Handover )

Other meetings, e.g., Technical Interchange Meeting (TIM), as may be requested by Purchaser, including their location, date/time, purposes and content, shall be established by mutual agreement.

2.2 DELIVERABLE DATA ITEMS

Contractor shall provide the data items listed in Annex 1, Contract Data Requirements List (CDRL), of this SOW. The location for delivery of data items shall be as specified in the Contract or as

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

otherwise mutually agreed. All deliverable data items shall comply with standard commercial practice. Contractor shall submit changes to delivered data items (at Contractor’s option) either as a complete revised edition of the delivered item, or as change insertion sheets with a matrix indicating the latest revision status of each page of the document.

Contractor shall submit CDRL data items for Purchaser approval/acceptance or information as specified in Annex 1. “Approval” document delivery shall be as specified in the Contract. Purchaser shall notify Contractor in writing that any such Deliverable Data requiring Purchaser approval has been accepted/approved (“Acceptance” with respect to each such item of Deliverable Data), or that such Deliverable Data does not comply with the applicable requirements, identifying each such non-conformance (with reference to the applicable requirement of the Statement of Work deemed not met). Contractor shall promptly correct any non-compliant aspect of such Deliverable Data identified in such notice from Purchaser, and re-submit it to Purchaser for a second acceptance inspection. The provisions of this paragraph shall thereafter apply to the corrected Deliverable Data. If Purchaser fails to provide notice within the time specified, Acceptance shall be deemed to have occurred with respect to such Deliverable Data.

“Information” documents shall be delivered to Purchaser Resident Representative if assigned, or forwarded directly to Purchaser.

Purchaser access to other Program-related data under this Contract shall be provided IAW Contractor’s and its subcontractor’s normal and customary proprietary and security policies and regulations. Purchaser personnel (and Purchaser’s duly appointed consultants and agents) shall have reasonable access at the facilities of Contractor and its subcontractors to (and copies when reasonably requested by Purchaser of) all data and documentation relevant to the Work or Work-in-progress, including but not necessarily limited to Unit Design Review Packages, Subsystem and Unit Specifications, System, Subsystem and Unit Test Plans, test and qualification data and test reports, parts screening and workmanship standards, subsystem and unit EIDPs. In addition, Purchaser (and Purchaser’s duly appointed consultants and agents) shall be able to attend all the Major Subcontractor’s meetings and design reviews.

Any data or documentation provided hereunder shall be in the English language and, if in electronic form, shall be embodied in, or in a form compatible with, commercially available software.

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Electronic Access.

With respect to electronically generated information, Contractor will provide Purchaser and Purchaser’s consultants, agents and sub-contractors with a copy of and/or electronic access (via the Internet, Contractor e-mail, proprietary or otherwise, or as agreed upon) to such information as is necessary to keep Purchaser advised, on a current basis, of Program issues, decisions, and problems. Contractor shall provide Purchaser personnel (and Purchaser’s duly appointed consultants and agents) access to Contractor’s electronic mail systems through the Internet. If requested in writing by Purchaser, Contractor shall establish secure data links between its and Purchaser’s facilities such that Purchaser has remote electronic access to all documentation generated in performance of the Work and entered into Contractor’s documentation and data management system; provided, however, Contractor shall be required to provide such links for a high-data transfer rate (such as for Satellite telemetry) only on an as needed basis, with each Party bearing the costs of establishing the link at its end.

Contractor will also provide Purchaser personnel (and Purchaser’s duly appointed consultants and agents) at no cost with “real time” access to all measured data for the Work taken at the facilities of Contractor and/or its subcontractors hereunder.

2.2.1 Program Management Plan (CDRL 01)

Contractor shall submit a Program Management Plan (PMP) IAW CDRL 01 that describes Contractor’s Program organization, general management, and technical baseline management. The major topics of the PMP shall be as a minimum:

a.	SS/L TERRESTAR Program Management Office

1) Program Management Office (PMO) Organization Chart

2) Key PMO personnel roles and responsibilities

3) Major Subcontractor(s)

b.	Program Management

1.	Contract Monitoring and Control

2.	Schedule Status and Control

3.	Configuration and Data Management

4.	Action Item Control

5.	Meeting Coordination

6.	Progress Reporting

c.	Technical Management

1.	System Engineering

2.	Product Assurance Plan

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

3.	Reliability Program

4.	Satellite Program Test Plan

5.	Technical Reviews (Design, Readiness)

6.	Subcontract Management

7.	Contract Work Breakdown Structure

8.	Contract Data Requirements List

9.	Shipping, Transportation and Storage

10.	Purchaser’s Resident Field Office

d.	Spacecraft Development

1.	Subsystem/Unit Model Philosophy and Development Plan

(a)	Subsystem/Unit Make/Buy Plan with Heritage

(b)	Subsystem/Unit Qualification Status

(c)	Heritage List

(d)	Spares Provision

Technical Parameter Control

(a)	Mass Properties

(b)	Power Budget

(c)	Antenna Pointing Error Budget

(d)	Propellant Budget

(e)	Payload Link Budgets

(f)	Telemetry, Command and Ranging (TC&R) Link Budgets

2.2.2 Program Master Schedule (CDRL 02)

Contractor shall provide a Program Master Schedule, CDRL 02, that establishes and maintains the Contract delivery schedule (“Baseline Schedule”). The Master Schedule shall be updated monthly and shall accurately track progress of Program events or milestones against the Baseline Schedule:

a.	Hardware and software deliveries

b.	Subcontractor events and deliveries

c.	Major program reviews

d.	Subsystem and unit level acceptance test, and qualification tests, if any for redesigned or changes parts as required

e.	System level verification tests

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

f.	Pre-launch, launch and post-launch activities up to and including in-orbit test and post-eclipse test report

g.	Identification of critical paths

Status reports of progress against the Baseline Schedule shall be prepared and furnished as part of the Monthly Progress Report.

2.2.3 Monthly Progress Report (CDRL 13)

Contractor shall provide monthly Progress Reports, CDRL 13. This report may be combined with the TS-1 Program Monthly Report. The Monthly Reports shall show program and technical accomplishments, highlighting significant events and problems in design, deviations and/or non-conformances, schedule, subcontracts, production, integration and test, mission operations, and product assurance. The report shall include a section on the status of Launch Vehicle interfaces, reliability, payload subsystem, propellant, thermal, weight, and power budgets and contract documentation status, and will highlight any problems which impact these activities.

Although included in the Monthly Report, the Contractor shall notify the Customer of all major nonconformances of flight standard hardware IAW Exhibit C, Commercial Programs Product Assurance Program Plan.

2.2.4 Spacecraft Configuration Data (CDRLs 22 and 03)

Contractor shall submit the following data for information:

a.	Spacecraft Preliminary Configuration Identification List (CIL), CDRL 03a. The Preliminary CIL shall be delivered as mutually agreed between Purchaser and Contractor.

b.	Spacecraft as-built CIL, CDRL 03b. The As-built CIL shall be delivered as part of the Spacecraft End Item Data Package (CDRL 20).

c.	Spacecraft-to-Launch Vehicle Interface Control Drawing (ICD), CDRL 22. The initial Spacecraft-to-Launch Vehicle ICD shall be delivered as mutually agreed between Purchaser and Contractor.

2.2.5 Program Readiness Review Data (CDRL 05) – N/A

Contractor shall furnish agenda, invitation, data package, presentation material, minutes, and closeout report for the Program Readiness Review (PRR) of Pre-CDR as described in Paragraph 2.4.2, and deliver PRR data IAW CDRL 05. The PRR data shall include:

a.	Program organization and management description

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

b.	Preliminary Program plan and master schedule

c.	Mission and system requirements and specifications

d.	Preliminary spacecraft and subsystems description

e.	Summary of deviations from heritage hardware

f.	Summary of preliminary budgets and margins

g.	Description of technical baseline configuration management

h.	Ground command and control subsystems description

2.2.6 Program Development Review Data (CDRL 06), AS REQUIRED

Contractor shall furnish agenda, invitation, data package, presentation material, minutes, and closeout report for the Program Development Review (PDR) IAW CDRL 06,as required.

2.2.7 Critical Design Review Data (CDRL 07), AS REQUIRED

Contractor shall provide agenda, invitation, data package, presentation material, minutes, and closeout report for the Design Review (DR) IAW CDRL 07. The DR data shall include:

a.	Technical description of any change in design and performance changes

Updates shall be provided as required.

2.2.8 Satellite Technical Review Data (CDRLs 26, 27 & 28) – N/A

Contract shall have three Satellite Technical Reviews (STR) in the post-CDR phase of the Program. Each STR shall have it own separate CDRL requirement. For each STR the Contractor shall furnish agenda, invitation, data package, presentation material, minutes and a close out report. Each STR shall provide an update on all the technical and programmatic aspects of the Satellite Program. The data for each STR shall include status and updates on all items listed in Paragraphs 2.2.5 (STR 1), Paragraphs 2.2.6 (STR-2) and Paragraphs 2.2.7 (STR-3).

2.2.9 Analysis Reports

Contractor shall perform mission analyses to evaluate the candidate launch vehicles, and demonstrate the capability of the selected Launch Vehicle(s) to place the Satellite in its final mission on-orbit position. The analyses shall show there is sufficient propellant to perform all stationkeeping and repositioning maneuvers for the required Orbit Maneuver Life (OML). The analyses shall include Launch Vehicle dispersions, transfer orbit maneuver optimization, OML maximization,

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

stationkeeping, TC&R coverage, Sun angle/eclipse conditions and launch windows. Other studies shall be performed that Contractor deems necessary to construct an orbit-raising Sequence of Events (SOE). These mission analyses shall be documented in the Mission Profile Description, CDRL 11, and Mission Operations Plan, CDRL 15.

2.2.10 Program Test Plans and Procedures

2.2.10.1 Spacecraft Test Procedures (CDRL 08)

Contractor shall provide spacecraft hardware test procedures, CDRL 08, in conformance with the Satellite Program Test Plan, Exhibit D. Purchaser access to observe system-level tests shall be subject to Contractor’s normal and customary proprietary, security and safety policies and procedures.

2.2.10.2 Spacecraft Launch Base Authorizing Document (CDRL 10)

Contractor shall prepare a Spacecraft Launch Base Authorizing Document that conforms to the Satellite Program Test Plan and deliver IAW CDRL 10. This document shall delineate:

a.	All launch base testing and pre-launch checkouts to be performed on the Satellite to ensure flight worthiness,

b.	Support for integrating the Satellite with the Launch Vehicle,

c.	On-pad launch operations, and

d.	Coordination with the Launch Vehicle Supplier for Launching the Satellite.

2.2.10.3 In-Orbit Tests

Contractor shall provide an In-Orbit Test Description and In-Orbit Test Procedures as prescribed in the following document item descriptions.

In-Orbit Test Description (CDRL 12a)

Contractor shall prepare and submit an In-Orbit Test (IOT) Description document, CDRL 12a. This document, an expansion of the IOT Plan in the Satellite Program Test Plan, Exhibit D, shall provide details of IOT that will be performed before Satellite command authority is transferred to Purchaser. The IOT Description document shall be the basis for preparing IOT Procedures and shall contain:

a.	Test Resources — Test resources such as facilities, equipment, and personnel necessary to complete in-orbit testing shall be identified, including both Contractor- and Purchaser-provided resources, and, pursuant to the SBN/SBAS Contract, Contractor-provided resources shall include the ground based beamformer for IOT to validate the overall system performance.

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

b.	Baseline IOT Schedule — A baseline IOT schedule shall be developed and referenced to days after Launch (e.g., L+5 days). This schedule shall identify IOT events after Launch up to and including handover of Satellite command authority to Purchaser. The schedule shall be updated thirty (30) days before Launch and during IOT on an as-required basis.

c.	Detailed Test Matrices — Comprehensive test matrices shall be developed and associated test methods described in conformance with the Satellite Program Test Plan.

1.	Bus Test Matrix

2.	TT&C Test Matrix

3.	Payload Test Matrix

d.	Antenna Pattern Measurement Method — Measurements shall be used to assess antenna pattern pointing, beam shape and performance by comparison with ground test data.

IOT Procedures (CDRL 12b)

Contractor shall prepare IOT Procedures and deliver IAW CDRL 12b. The procedures shall be developed in conformance with the IOT Plan of the Satellite Program Test Plan and prescribe acceptance criteria for verifying Satellite operation during early orbit operations after successful injection into mission orbit.

The IOT Procedures document shall include:

a.	Detailed test matrix

b.	Detailed test methods

c.	Detailed test procedures

d.	Test conditions

e.	Method and procedure on how to establish Satellite test configuration

f.	Measurement equipment list

g.	Test data sheets

2.2.11 Satellite Coordination Data (CDRL 04)

Contractor shall provide Satellite Coordination Data, CDRL 04, that are required to comply with Federal Communications Commission (FCC) and International Telecommunications Union (ITU) rules, regulations and procedures. Contractor shall further assist Purchaser, as requested, in preparing

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

documents required by other third parties, such as International Frequency Registration Board (IFRB), insurance agencies and other governmental or world regulatory bodies for implementation of this Program.

Purchaser shall be responsible for preparing, coordinating, and filing all applications, registrations, and reports. Contractor shall provide technical support and coordination for such filings at Purchaser’s request on a time and materials basis, as specified in the Contract.

2.2.12 Mission Profile Description (CDRL 11)

Contractor shall provide a Mission Profile Description, CDRL 11, that summarizes all mission events covering the period from Launch through orbit raising, up to and including on-station operations. The document shall provide an overview of the entire profile from a mission analysis viewpoint, excluding procedures for operating the Satellite, and shall include:

a.	Launch window

b.	Launch vehicle trajectory

c.	Orbit-raising maneuver plan

d.	TT&C coverage

e.	Sequence of major events

f.	Sun angles and eclipses

g.	Forces and torques analysis

h.	Stationkeeping maneuver strategy

2.2.13 Data Available On-Site

Contractor shall make available at its facilities the following Program-related data for Purchaser review:

a.	Subsystem and unit-level specifications and interface control drawings (ICDs)

b.	All past and present unit qualification documents

c.	System and unit-level test data

d.	Major Non-conformance Report (NCR), CDRL 18

e.	Class 1 Waiver/Deviation Requests and Engineering Change Proposals, CDRL 19

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2.2.14 Spacecraft End Item Data Package (CDRL 20)

Contractor shall deliver an End Item Data Package (EIDP), CDRL 20, following completion of Spacecraft Pre-Shipment Review (SPSR). The EIDP shall contain:

a.	Spacecraft identification

b.	Configuration summary

c.	Test discrepancy logs

d.	Test verification matrix

e.	Certificate of Conformance

f.	Mass Control Log

g.	Log of Waivers/deviations and equipment rework

h.	List of Life-Limited Items

i.	Open Items Log.

2.2.15 Product Assurance Data (CDRLs 18 and 19)

Contractor shall submit a Major Nonconformance Report (NCR), CDRL 18, and Class 1 Waiver/ Deviation Requests and Engineering Change Proposals document, CDRL 19. Product assurance requirements and definitions shall be as set forth in the Commercial Programs Product Assurance Plan, Exhibit C.

2.2.16 Telemetry and Command Database (CDRL 14)

Contractor shall build and manage an electronic Telemetry & Command (T&C) Database beginning with the spacecraft development phase and extending through the spacecraft ground test cycle. T&C Database, CDRL 14, shall be made available electronically to Purchaser subject to Contractor’s normal and customary security rules and restrictions regarding such access. Contractor shall document and control changes to the T&C Database; changes shall be allowed up to thirty (30) days before Launch, at which time they shall be frozen. In the event Purchaser procures its Ground Control Command Equipment/System from a supplier other than Contractor, Contractor shall, at no additional cost, provide such support and assistance to such supplier that is reasonably required to ensure the T&C Database is properly integrated with such Equipment/System. The initial T&C Database shall be delivered as mutually agreed between Purchaser and Contractor.

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2.2.17 Mission Operations Plan (CDRL 15)

Contractor shall develop and publish a Mission Operations Plan (MOP), CDRL 15, covering all activities and events planned to occur during the period from pre-Launch rehearsals through to completion of IOT. The MOP shall contain the information and data needed to guide activities of mission operations personnel during this period. The plan shall include:

a.	Operations staff organization, functions and responsibilities

b.	Schedules and functions to be staffed for each operation

c.	Summary plans, including contingencies for anticipated anomalous behavior of ground equipment, the communications network and the Satellite

d.	A summary of flight events from Launch to arrival on station in mission orbit

f.	Description of the Contractor’s Mission Control Complex, communication links, and orbit-raising TT&C stations

g.	a description of the mission software to be used during the mission, including orbit and attitude determination, maneuver planning and any other required functions

h.	a description of the planned transfer of control from the Mission Control Center (MCC)

i.	a plan to avoiding RF interference with other operating satellites and how this will be coordinated with other satellite agencies.

The preliminary MOP shall be delivered as mutually agreed between Purchaser and Contractor. Contractor shall update the MOP and all mission planning for the final orbital location of (TBD) degrees West.

2.2.18 Satellite Orbital Operations Handbook (CDRL 16)

Contractor shall develop and publish a Satellite Orbital Operations Handbook (SOOH) as delineated in CDRL 16. The SOOH shall contain the information and data needed to guide personnel responsible for operating the Satellite. The SOOH information shall be the basis for commanding, controlling and maintaining the Satellite in normal and contingency operational modes. The SOOH shall consist of four (4) volumes in MS Word or PDF format:

a.	Volume I, Satellite Systems Summary — An overview of the Satellite and its mission, including high level technical descriptions from a systems perspective. Volume I shall be delivered as mutually agreed between Purchaser and Contractor. For TerreStar-2, a Volume I, Addendum will be generated to detail the difference (if any) from the TerreStar-1 spacecraft; provided, however, if the satellite operator for TS-2 is not the same as TS-1, Contractor shall re-issue a comprehensive volume.

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

b.	Volume II, Satellite Technical and Operations Description — A technical, detailed engineering level description of the satellite subsystems and associated operational functions to be used as a basis for operating the Satellite on orbit. For TerreStar-2, a Volume II, Addendum will be generated to detail the difference (if any) from the TerreStar-1 spacecraft; provided, however, if the satellite operator for TS-2 is not the same as TS-1, Contractor shall re-issue a comprehensive volume.

c.	Volume III, Operations Procedures — Standard, Contingency and Health Operations Procedures (SOP, COP and HOP, respectively), to be used as a basis for operating the Satellite on orbit. For TerreStar-2, a Volume II, Addendum will be generated to detail the difference (if any) from the TerreStar-1 spacecraft; provided, however, if the satellite operator for TS-2 is not the same as TS-1, Contractor shall re-issue a comprehensive volume.

d.	Volume IV, Satellite Parameters Handbook — Specific ground-collected measurement and test data applicable to the satellite and used for reference during the satellite’s service life

2.3 PURCHASER’S REPRESENTATIVES

Contractor shall allow Purchaser’s representatives, consultants, and agents unescorted access to all phases of Program work being performed at Contractor’s facility for the Satellite and other deliverable data items to monitor progress of such work. Access by Purchaser’s representatives to Program-related data, personnel, work in progress and facilities shall be provided IAW Contractor’s normal and customary proprietary, security and safety policies and regulations and the Terms and Conditions of the Contract.

Contractor shall provide accommodations at its facilities for five (5) Purchaser representatives. The accommodations shall be as set forth in Article 8 of the Terms and Conditions.

During normal working hours for the Program and other hours agreed to by Contractor, Purchaser’s representatives may request access to Program work in process, including Contractor’s Major Subcontractor activities. Upon such requests and subject to the preconditions cited in this paragraph or as may be proscribed in the Contract, Contractor shall arrange and schedule access of designated Purchaser representatives to Contractor or Major Subcontractor facilities wherein Contract work is being performed.

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Contractor reserves the right to accompany Purchaser representatives on any visit to subcontractor facilities. In no event shall activities of Purchaser’s representatives relieve Contractor of any responsibility in performing the Contract or interfere with any work in progress.

2.4 PROGRAM AND TECHNICAL REVIEWS

Contractor shall plan, organize, administer, conduct and close the reviews listed herein. The objective of these reviews is to evaluate critical programmatic and technical parameters and processes, and related documentation to obtain information for deciding to proceed to the next Program phase.

2.4.1 Quarterly Program Status Meetings

A Quarterly Program Status Meeting shall be held on three (3) month intervals, alternating between Contractor’s and Purchaser’s facility. The Meeting shall be scheduled on a mutually agreed upon date and time. The Quarterly Program Status Meeting for TS-2 may be combined with the Quarterly Program Status Meeting for TS-1 program. Content of the review shall include all technical, programmatic, quality, and contractual accomplishments and issues over the past three (3) months or since the last Quarterly Management Review for both the spacecraft and Launch Vehicle. Updated status of Launch Vehicle interfaces, reliability, payload subsystem, propellant, thermal, weight, and power budgets shall be presented. This shall include fuel budget updates. A report of previous and current on-orbit anomaly experiences on other spacecraft that are applicable to TERRESTAR shall also be provided. Any issues that impact spacecraft delivery or compliance to the contractual requirements shall be highlighted. Significant risks to the Program shall also be presented with actions identified for risk management. As received, action items from the Meeting shall be tracked and submitted to Purchaser for approval. The first Meeting shall be held as mutually agreed between Purchaser and Contractor.

2.4.2 Program Readiness Review –N/A

Contractor shall conduct a Program Readiness Review (PRR; Pre-CDR Inaugural Meeting) at its facility within one (1) month after EDC. The purpose of the PRR is to review the planning, preparation and readiness for initiating Program activities and executing the Contract. The PRR shall be considered closed upon sign off of the minutes and action item list with closure dates established.

All data items listed in Paragraph 2.2.5 shall be addressed via the following agenda topics:

a.	Program overview and management

b.	Program plan and master schedule

c.	Configuration and data management plan

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Exhibit A

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d.	Product assurance plan

e.	Test plan

f.	Description of space and ground segments

g.	Performance requirements and technical specifications

h.	Budgets and margins

i.	Design and trades and analyses

2.4.3 Program Development Review (Pre-CDR) – N/A

Contractor shall conduct a Program Development Review (PDR) at its facility within six (6) months after EDC. The purpose of the PDR is to review the development and design feasibility of spacecraft subsystems and payload, and ground subsystems hardware and software. Risks shall be evaluated on a technical, schedule and cost basis. All items listed in Paragraph 2.2.6 of this SOW, as appropriate, shall be addressed. The PDR shall be considered closed with sign off of the minutes and action item list with closure dates established.

2.4.4 Critical Design Review (Pre-CDR ) – N/A

Contractor shall conduct a Critical Design Review (CDR) at its facility on a date to be mutually agreed between Purchaser and Contractor. The purpose of the CDR is to ensure that the design meets the requirements of the Satellite Performance Specifications, Exhibit B. All items listed in Paragraph 2.2.7 of this SOW, as appropriate, shall be addressed. The outcomes of the CDR shall be a determination that the detailed designs and their development satisfy the functional and performance requirements and verification that all system and subsystem interfaces are compatible. The CDR shall be considered closed with sign off of the minutes and action item list with closure dates established; this also signifies the close of Pre-CDR.

2.4.5 Satellite Technical Reviews (Post-CDR) – N/A

Contractor shall conduct a minimum of three Satellite Technical Reviews (STR) in the post CDR phase of the Program. Unlike TIMs the STRs shall be considered formal technical reviews in which the Contractor provides a detailed technical and programmatic overview of the Satellite Program. The first STR-1 shall be held on or before two (2) months after Amendment Execution Date (AED) and will provide updates on the planning and preparation being implemented for the successful completion of the Contract. STR-1 will provide the delta updates on all the data items listed in Paragraph 2.2.5 which include the following agenda topics:

a.	Program overview, management plan and schedule

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

b.	Product assurance plan and Test plan

c.	Performance requirements and technical specifications

d.	System budgets and margins

e.	Description of space and ground segments

f.	Design and trades and analyses

g.	Configuration and data management plan

STR-1 shall also include a Qualification Status Review to provide the status on all spacecraft units.

The second STR-2 shall be held at the Contractor’s facility on or before eight (8) months after AED. STR-2 will provide an update on the development and design credibility of the spacecraft subsystems and the hardware and software related to the ground subsystem. The technical, schedule and cost risks shall be addressed. STR-2 will provide a delta update on all the items listed in Paragraph 2.2.6 of the SOW.

STR-3 shall be held at the Contractor’s facility on or before fourteen (14) months after the AED. The purpose of the third STR will be to review the final design of the spacecraft and to ensure that all requirements of the Satellite Performance Specifications will be met. This will be the final major review that will ensure that the detail designs and their development will satisfy the functional and performance retirements and will verify that that all of the systems interfaces are compatible.

All STRs shall be considered closed upon sign off by the Purchaser of the minutes and action item list with closure dates established.

2.4.6 Integrated System Architectural Reviews (Post-CDR) – N/A

Contractor shall support periodic Integrated System Architectural Reviews to ensure compatibility of the spacecraft design with ongoing parallel program in ground based beamforming (GBBF) development. These meetings, to be held at mutually agreed upon locations, shall include representatives of the Contractor, Purchaser and GBBF subcontractor and will focus on developing the necessary interface controls to ensure the compatibility of the spacecraft with the GBBF for on-ground and in-orbit testing and for final on-orbit operations.

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2.4.7 Test Readiness Review

Contractor shall conduct a Test Readiness Review (TRR) to confirm readiness to conduct spacecraft test activities in conformance with the Satellite Program Test Plan, Exhibit D. The purpose of the TRR is to ensure that the system or subsystem, and the performing organizations are ready to begin formal testing. Contractor’s system engineering shall verify that planned and authorized tests will yield the data needed to prove performance requirements have been satisfied. The completed TRR shall confirm the completeness of test procedures by a thorough review of:

a.	Personnel and facility readiness

b.	Test plan, procedures, cases and limits

c.	New or modified test support equipment, facilities and procedure manuals

d.	Bus and payload test predicts.

2.4.8 Mission Design Review

Contractor shall conduct a Mission Design Review (MDR) to address all aspects of the satellite Mission Operations Support Services, including an overview of the mission plan. The Contractor shall prepare and deliver a Mission Design Review Data Package in accordance with CDRL 34. The MDR may be held as part of STR-3.

2.4.9 Spacecraft Pre-shipment Review

Contractor shall conduct a Spacecraft Pre-Shipment Review (SPSR) at its facilities before the Satellite is shipped to the Launch Site IAW with this Section 2.4.9 and Article 9 of the Terms and Conditions. The purpose of the SPSR is to (i) review test data and analyses for the subject Satellite, (ii) demonstrate all testing has been completed IAW Exhibit D Satellite Program Test Plan, and (iii) determine whether such Satellite meets applicable Satellite Performance Specifications requirements (except those that have been waived pursuant to Article 9 of the Terms and Conditions) and is ready for shipment to the Launch Site. The SPSR shall address spacecraft test results, configuration of the spacecraft, nonconformance documentation, and relevant failure data.

Contractor shall submit the System Test Report, CDRL 09, before the SPSR that shall contain relevant test data and information. Any existing waivers shall be submitted before SPSR and resolved before the Satellite is shipped. Purchaser shall provide written authorization for Contractor to ship the Satellite to the Launch Site within seventy-two (72) hours of completion of the SPSR. Such authorization shall constitute acknowledgment by Purchaser that the Satellite conforms to the Satellite Performance Specifications, as of SPSR, for the purpose of obtaining Purchaser’s authorization to ship. Purchaser disapproval, if any, shall provide specific details of contractual non-compliance IAW Article 9 of the Terms and Conditions.

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Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2.4.10 Spacecraft Post Shipment Inspection

Contractor shall conduct a post-shipment inspection of the Satellite after it has been delivered to the Launch Site. Visual inspections and verification tests shall be performed to demonstrate the Satellite has not been degraded by transportation from Contractor’s facility. The inspection and verification shall be described in and performed according to the Satellite Program Test Plan.

2.4.11 Spacecraft Launch Readiness Review

Contractor shall conduct a Spacecraft Launch Readiness Review (SLRR) at the Launch Site facility approximately two (2) weeks before the Satellite Launch date with Purchaser representatives in attendance. The purpose of the SLRR is to verify (i) all testing has been completed IAW Exhibit D, Satellite Program Test Plan, (ii) the Satellite meets all parameters required to be tested under Exhibit D, Satellite Program Test Plan and (iii) readiness of the Satellite for Launch and of the ground network to support the mission. The SLRR shall cover the status of all spacecraft subsystems and ground facilities used to support Launch and flight operations up to station acquisition. The agreement between Contractor and Launch Vehicle Supplier regarding Go/No-Go criteria shall be finalized at the SLRR. The SLRR shall be in two parts: the first, covering electrical tests, before moving the Satellite to the hazardous operation facility, and the second, after fuel loading and final close-out, before final spacecraft integration with the Launch Vehicle. The SLRR shall conclude upon the Parties agreement that the purpose of the SLRR has been met and the Satellite is ready to be integrated with the Launch Vehicle.

2.4.12 Mission Readiness Review

Contractor shall conduct a Mission Readiness Review approximately two (2) weeks prior to Launch to ensure that all the elements required to conduct the mission are in place.

2.4.13 In-Orbit Test Review and Handover

Contractor shall provide the Summary IOT Report (CDRL 12(c)) to Purchaser at least twenty-four (24) hours prior to the In-Orbit Test Review (IOTR). Contractor shall conduct an In-Orbit Test Review (IOTR) within three (3) days after completing IOT and shall be held either at Purchaser’s Satellite Control Facility or Contractor’s facility, by mutual agreement. The purpose of the IOTR is to evaluate Satellite data obtained during the period from Launch through completion of IOT to confirm the Satellite satisfies the acceptance criteria defined in the IOT Procedures, CDRL 12b. The IOTR material shall be the IOT Summary Report, CDRL 12c and Satellite Acceptance Certificate (CDRL 24). At the conclusion of the IOTR, minutes shall be prepared and agreed to, which shall be considered closed with sign off of the minutes and resolution of any open items.

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Contractor shall provide the Satellite Acceptance Certificate, CDRL 24, at the IOTR. The Satellite Acceptance Review (SAR) shall be held one (1) day after completion of the IOTR where Purchaser shall provide its acceptance or rejection of such Satellite IAW Article 10 of the Terms and Conditions.

After IOTR and before handover to Purchaser, Contractor shall provide updates, as needed, of Satellite operational configuration data, telemetry limit files and final changes to the T&C Database. Purchaser shall verify all data received and readiness of its personnel and ground control facilities, whereupon Contractor shall transfer Satellite command authority to Purchaser’s mission operations team.

2.5 DELIVERABLE HARDWARE, SOFTWARE AND SERVICES

2.5.1 Satellite

Contractor shall provide one (1) Satellite (TS-2) meeting the requirements of the Satellite Performance Specifications, Exhibit B, tested IAW the Satellite Program Test Plan (STP), Exhibit D, and delivered to the Launch Site for Acceptance on orbit as specified in the Contract.

2.5.2 Ground Support and Mission Operations Support Equipment and Service

Except for Purchaser-furnished facilities, equipment, and personnel for IOT as specified in Paragraph 2.6 of this SOW, Contractor shall make available all necessary ground and mission operations support equipment, software and personnel to conduct checkout and test of the Satellite during acceptance testing, pre-Launch, Launch, and IOT phases.

2.5.3 Dynamic Satellite Simulator (CDRL 25) – N/A

Contractor shall provide a Dynamic Satellite Simulator (DSS) per the quantity specified in the Contract and that shall be documented IAW CDRL 25. The simulator shall contain hardware and software components integrated so as to simulate the Satellite adequately for checkout of the ground control subsystems and for flight operations training.

2.5.4 Training of Purchaser Personnel (CDRLs 21a and 21b)

Contractor shall develop, produce and conduct a Training Program for Purchaser’s personnel experienced in Satellite operations. The objective of the training is to develop in Purchaser’s mission operations personnel the ability to confidently command and control the TERRESTAR Satellite in its mission orbit. The purpose is to provide the essential knowledge and skills experienced personnel need to safely and reliably execute on-orbit operations of the Satellite.

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

The Training Plan shall be provided in CDRL 21a and contain descriptions of the curriculum, learning objectives, topics and instructional methods. The Training Program shall consist of four (4) total weeks of classroom sessions and accommodate up to ten (10) trainees as listed in Table 2-1.

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Table 2-1. Classroom Training Courses

Classroom Course	Duration	Location	No. Trainees
Satellite Description Course	2 weeks	Purchaser’s Prime Control Facility	10

Satellite Operations Course	2 weeks	Purchaser’s Prime Control Facility	10

All class lecture notes and supporting materials shall be provided according to CDRL 21b and shall be documented and presented in English. All training shall conclude two (2) months before the scheduled Launch date. The Training Program shall consist of three (3) basic courses:

a.	Satellite Description— This one- (2) week course shall present a technical overview and description of each bus subsystem and payload, and shall be conducted at Contractor’s facility.

b.	Satellite Operations— This two- (2) week course shall be conducted at a Purchaser-provided facility, concluding approximately three (3) months before Launch. This training shall focus on operational aspects of the Satellite and subsystems for operational modes under normal and contingency conditions. It shall cover TC&R operations and attitude/orbit maneuver planning and analysis. The course topics shall include:

1.	System and Spacecraft Subsystems Overview

2.	Mission Operations

4) Stationkeeping Operations

5) Attitude Control

a.) Attitude control subsystem functions and modes, and key hardware characteristics

b.) Telemetry and command interfaces, redundancy and recommended routine analysis of attitude control parameters

c.) Operational characteristics, state of health monitoring, and performance and trend analysis functions related to the attitude control subsystem

6) Eclipse Management

7) Contingency Operations

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2.5.5 Launch Operations Planning

2.5.5.1 Launch Planning and Integration

Contractor shall conduct launch phase planning, spacecraft integration and organizational coordination meetings with the Launch Agency and others supporting launch operations planning. Purchaser representatives shall be invited to attend.

2.5.5.2 Interface Coordination

Contractor shall coordinate all spacecraft-related interfaces with the Launch Agency and others to support Launch of the Satellite and its transfer on station in mission orbit. Contractor shall identify and compile the required data and information of CDRL 17, and deliver it to the Launch Agency.

2.5.5.3 Rehearsals

Contractor shall conduct rehearsals of mission operations personnel starting approximately three (3) months before Launch. Rehearsals shall be conducted for each mission phase at Contractor’s facility, placing particular emphasis on the early orbit operations phase. Alternate operating modes of the ground command and control complex shall be exercised and include selected Satellite and ground system anomalies.

2.5.6 Launch and Early Orbit Operations

2.5.6.1 Launch Support Services

Contractor shall render launch support services to the Launch Agency.

2.5.6.2 Launch Support Services

Contractor shall perform the following spacecraft-related tasks:

a.	Conduct inspection and performance tests of the Satellite at the Launch Site

b.	Conduct any necessary assembly and checkout, including propulsion subsystem propellant loading and pressurization

c.	Support spacecraft-Launch Vehicle integration according to a schedule coordinated with the Launch Vehicle Supplier

d.	Support spacecraft-Launch Vehicle integrated system tests

e.	Conduct flight readiness performance tests of the Satellite

f.	Conduct pre-Launch activities

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

g.	Support Launch Services during the period from Launch through spacecraft-Launch Vehicle separation

h.	Update all launch documentation to show orbital location of (TBD) degrees West.

2.5.6.3 Transfer Orbit Operations

Contractor shall provide equipment, personnel and services needed to: (a) acquire Satellite telemetry and orbit data; (b) perform necessary calculations and analysis; and (c) execute commands required to maneuver the Satellite through transfer orbit to its specified mission orbit location.

2.5.6.4 Initial Satellite Operations

Contractor shall perform initial Satellite operations, including IOT, after the Satellite is placed in its mission orbit. Contractor shall provide an IOT Summary Report, CDRL 12c, containing an analysis confirming the Satellite satisfies the acceptance criteria defined in the IOT Procedures (CDRL 12b), and a Detailed IOT Report, CDRL 12d.

Contractor shall provide the following personnel to support IOT:

a.	IOT Director — One (1) IOT Director shall be stationed at Contractor’s Mission Control Center (MCC) during orbit raising, and shall relocate to the IOT Coordination Center before start of payload testing. Throughout the IOT period, the IOT Director shall be Contractor’s single point of contact for matters related to Satellite testing.

b.	Payload IOT Coordinators — Two (2) Payload IOT Coordinators shall be stationed at the IOT Coordination Center during payload tests. One (1) coordinator shall lead real-time payload tests on one (1) of two (2) work shifts. Both shall be system engineers experienced in evaluating payload test data, and shall review such data with Purchaser’s designated representatives.

c.	Bus IOT Coordinator — One (1) Bus IOT Coordinator shall be stationed at Contractor’s MCC during IOT. This coordinator shall be a system engineer familiar with evaluating bus test data, and shall review such data with Purchaser’s designated representatives.

d.	Other Bus IOT Personnel — Other engineering personnel shall conduct bus IOT and evaluate test data. These personnel shall be stationed at Contractor’s MCC.

e.	Other Payload IOT Personnel — Other engineering personnel and technicians shall be stationed at the IOT Coordination Center, and shall conduct payload IOT in two (2) shifts per day, calibrate and maintain Contractor’s In-orbit Test Equipment (IOTE), and evaluate test data.

Revision 4

11/16/07

Exhibit A

155

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2.5.6.5 Communications and Data Lines

Contractor shall provide the required communications and data lines to perform the services specified in Paragraphs 2.5.6.3 and 2.5.6.4. Contractor shall provide and maintain a list of telephone, fax and e-mail contacts for each subsystem to be used by Purchaser personnel in a Satellite emergency.

2.5.7 Transfer Orbit TT&C Stations

Contractor shall make available the required transfer orbit TT&C sites and shall provide its MCC as the control center for orbit raising and IOT. Contractor shall verify compatibility of the interface between TT&C stations and the Satellite before Launch. Purchaser shall provide TT&C station support for IOT operations as prescribed in Paragraph 2.6.

2.5.8 Long-Term Support

Following completion of In-Orbit Testing (IOT), Contractor shall provide Satellite emergency operations and anomaly resolution support services throughout the Satellite Mission Life. Contractor shall issue and submit to Purchaser preliminary in-orbit anomaly reports and final in-orbit anomaly investigation reports”.

2.5.8.1 Satellite Emergency Operations and Anomaly Resolution Support Services

Contractor shall maintain the following throughout the Satellite Mission Life:

a.	Contractor shall provide a contact point that the Purchaser/operator can reach twenty-four (24) hours per day, seven (7) days per week, for purposes of requesting Satellite emergency operations and anomaly resolution support services. The point of contact shall be in the form of a live person using English as the primary language, who can be reached via telephone, email and FAX. The Contractor point of contact shall have the capability to initiate the assembly of a Contractor Emergency Support Team (EST) to perform the Satellite emergency operations and anomaly resolution support services described below, but shall not otherwise have any authority to speak on behalf of Contractor, nor perform diagnostics, nor provide any type of corrective actions.

b.	Upon Purchaser/operator’s request for emergency operations and anomaly resolution support services, Contractor shall promptly establish an Emergency Support Team (EST) at

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Contractor’s facilities. The EST shall have the authority to perform diagnostics and give recommendations for corrective actions. The EST shall have the capability to communicate, using English as the primary language, via telephone and FAX. The Purchaser/operator shall be responsible for promptly providing the EST with the necessary and appropriate Satellite command and telemetry data, as the EST support may by affected/limited by lack of real-time telemetry. If it is later determined that the EST support was required as a result of Purchaser/operator error, including lack of properly trained (by Contractor) Purchaser/operator personnel, or due to negligence on the part of Purchaser/operator, Purchaser shall reimburse Contractor for such EST support on a time and materials basis.

c.	Contractor shall maintain equipment that is required at Contractor’s facilities for Satellite emergency operations and anomaly resolution support. Contractor shall maintain the capability of processing Satellite telemetry during its mission lifetime, but said processing may not be in real-time.

d.	Contractor shall maintain a library of data and documents generated during the Satellite build at the Contractor’s facilities. Contractor shall also maintain a library of the latest released SOOH, schematics and TT&C databases at Contractor’s facilities. Contractor shall correct, at Contractor’s expense, any errors found in such documentation that is determined by Contractor to be a risk to Satellite operations.

e.	Purchaser/operator shall be entitled to request Satellite emergency operations support services when the Purchaser/operator cannot maintain the Satellite in its required orbit and attitude or the Satellite is experiencing a Satellite anomaly, as defined in f) below, which has resulted in or is likely to result in the immediate loss of the Satellite. In this event, the EST will promptly take reasonable actions consistent with accepted industry practices to advise the operator in attempting to return the Satellite to an operational condition. Such Satellite emergency operations support services shall cease when the EST determines either that the Satellite can be returned to an operational condition and maintained in its required orbit and attitude, or that the Satellite cannot reasonably be returned to a full or partial operational condition.

f.	Upon Purchaser/operator’s request, Contractor shall provide an analysis of all Satellite Anomalies occurring during the Satellite Mission Life. A Satellite Anomaly includes: (i) any

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

malfunction on-orbit in a hardware unit that reduces the component redundancy; (ii) any malfunction on-orbit that reduces the expected Satellite Mission Life; (iii) any malfunction on-orbit that reduces the available power; (iv) any malfunction on-orbit that produces a measurable reduction in EIRP or G/T; (v) any malfunction on-orbit that causes a loss of Earth pointing; or (vi) any improper functioning of software, due to viruses, inappropriate disabling code, devices that bypass Purchaser’s security measures, and improper processing of date specific fields.

Upon notification by Purchaser/operator of such a Satellite Anomaly, Contractor shall promptly advise the purchaser/operator of reasonable actions consistent with accepted industry practices to analyze the Anomaly and where possible suggest and take corrective action that will minimize any operational impacts arising from any such Satellite Anomaly. Purchaser/operator shall notify Contractor of all Satellite Anomalies, as part of Purchaser’s monthly report to Contractor, within thirty (30) days after the anomaly is first observed. In addition, Purchaser shall provide an operational history of the Satellite and appropriate Satellite command and telemetry data to allow Contractor to analyze the Anomaly. Contractor shall provide a final written anomaly report, including a description of the Anomaly, the cause of the Anomaly, when such cause can be determined using reasonable efforts consistent with standard industry practices, and any corrective action taken or recommended.

2.5.9 Insurance Support

Contractor shall support Purchaser in matters relating to spacecraft insurance in Purchaser’s dealings with the insurance company(ies) as specified in the Terms and Conditions. In addition, Contractor shall make necessary arrangements for up to two (2) surveys related to insurance procurement to be conducted by insurance company representatives at Contractor’s premises during performance of the Contract. Contractor shall use its best efforts to obtain permission for similar surveys on the premises of its Major Subcontractors, if required.

2.5.10 Spacecraft Storage (Option)

Should Purchaser direct ground storage of a Satellite IAW the Contract, Contractor shall arrange to store the Satellite per the Contract. Purchaser shall notify Contractor of the planned storage at least four (4) months before the originally planned delivery date. Purchaser’s obligations in support of this option shall be as specified in the Terms and Conditions. Upon recall from storage, Contractor shall conduct visual inspections and verification tests to confirm the Satellite has not degraded during the storage period as required by the Storage Plan.

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2.6 PURCHASER FURNISHED ITEMS

2.6.1 Equipment, Facilities and Services

Purchaser and Contractor shall participate in a Technical Interchange Meeting (TIM) at a mutually agreed to date to review and agree upon the availability and adequacy of equipment, facilities and services listed below.

a.	Contractor shall be allowed access to Purchaser-owned Earth station sites or facilities that are within the proper look angle of the Satellite at its on-station orbital location. Such access shall include RF communications equipment, TT&C facilities and equipment, standard communications test equipment and support services and shall be limited to those items already in place, functioning and available at Purchaser’s facilities. Contractor shall be responsible for any additional required items to support Launch, IOT, and/or on-orbit operation of the Satellite.

b.	Purchaser shall provide, operate, and maintain all payload-test Earth stations required for IOT. These Earth stations shall be capable of performing IOT and shall consist of antennas and RF equipment, high power amplifiers, low noise amplifiers, etc., with interfaces to Contractor-provided In-Orbit Test Equipment (IOTE). At each Earth station, Purchaser shall provide space and interface support for temporary installation of Contractor-provided IOTE. One Earth station shall be designated as the IOT Coordination Center.

c.	Contractor shall be allowed access to and use of Purchaser’s test and support technicians during on-site installation, integration and test activities.

d.	At or in close proximity to the Earth stations or facilities, Purchaser shall provide space and interface support. Purchaser shall provide reasonable office space, conference room, and administrative areas for Contractor personnel during temporary installation of Contractor-provided IOTE and during orbit raising and IOT. These locations shall be equipped with telephones, fax, and copier.

e.	Purchaser shall provide appropriate personnel to participate in two (2) technical reviews at Contractor’s facility, before Launch, for compatibility testing and for one (1) mission rehearsal.

f.	Purchaser shall provide remote ranging site, including antenna, RF, and frequency translation equipment to support turn-around ranging.

g.	Purchaser shall provide the following personnel to support IOT:

1.	IOT Director — An IOT Director who shall be stationed at the IOT Coordination Center and work with Contractor’s IOT Director to support day-to-day IOT operations

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

2.	Earth Station Coordinators — An Earth Station Coordinator who shall be stationed at the IOT Coordination Center, work with Contractor’s Payload IOT Coordinators and operate Purchaser-provided antennas and RF equipment.

3.	Bus Technical Representative — A Bus Technical Representative who shall be stationed at Contractor’s MCC and review and approve Bus IOT data with Contractor’s Bus IOT Coordinator.

4.	Payload Technical Representatives —Payload Technical Representatives who shall be stationed at the IOT Coordination Center, and review and approve payload IOT data with Contractor’s Payload IOT Coordinator. The representatives shall be responsible for approving transponder test data and antenna pattern data.

h.	Purchaser shall provide an interim orbital location for IOT, if different from the final mission orbit location, within twelve (12) months following the start of Post-CDR. Purchaser shall be responsible for obtaining permission to use this interim location for IOT.

i.	Purchaser shall provide documentation that supports calibration of Purchaser-furnished items. Certification of calibration satisfactory to Contractor shall be provided.

j.	If Purchaser desires Contractor to provide post-IOT long-term support to on-orbit operations, in excess of that described in Section 2.5.8 (Long Term Support) above, this SOW and the Contract shall be amended, or a separate contract and SOW executed for such additional services.

2.6.2 Data

Purchaser shall provide:

a.	Telemetry and command RF frequencies at three (3) months after AED

b.	Periodic reports of Satellite in-orbit status

c.	Documentation to support calibration of Purchaser-provided equipment for IOT listed in Paragraph 2.6.1.

2.7 SPECIAL REQUIREMENTS

Contractor shall treat all assigned command RF and command address codes as Purchaser Proprietary Information and shall not publicize these except as approved in writing by Purchaser prior to any disclosure.

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

3. PRODUCT ASSURANCE SERVICES

The Contractor shall establish and manage a Product Assurance (PA) Program as defined in Exhibit C—Commercial Programs Product Assurance Program Plan.

3.1 PRODUCT ASSURANCE AUDITS

Purchaser and their consultants shall be invited to participate in audits of Major Subcontractors. When there are subcontractor changes that affect a critical deliverable item, Purchaser and their consultants shall be informed and shall have the right to participate in the supplier qualification process. Purchaser and their consultants shall have the right to participate in the selection of any supplier of critical items with unproven qualification status.

Purchaser and their consultants shall have the right to perform independent audits of the implementation and effectiveness of the Contractor’s Product Assurance Program. Specific ESD audits will be performed by Purchaser and their consultants at various stages of the Program. Purchaser will notify and coordinate all formal Program audits with the Contractor’s Program Management Office. The results of Purchaser audits will be documented and transmitted to the Contractor’s management for corrective action. Purchaser and their consultants shall be notified of the corrective actions taken. Audits at Subcontractor’s facilities will be coordinated with Contractor PA. Follow up reviews if required, will be coordinated to ensure that adequate and continual corrective actions have been implemented.

3.2 NON-CONFORMANCE REPORTING

The Contractor will notify the Purchaser and their consultants of major non-conformances in accordance with CDRL item 18.

If a unit or subsystem develops two (2) identical failures or three (3) different types of failures during testing, the Contractor shall halt testing and convene a Failure Review Board, with participation by Purchaser and/or their consultants, before any further action is undertaken.

The Contractor shall conduct a re-test, in accordance with Spacecraft Performance Verification Requirements, for any test failure at unit or higher level during acceptance, protoflight or qualification testing. The Contractor shall conduct a system-level re-test for any return of the spacecraft from the Launch Site for any reason. The scope of any re-test shall be mutually agreed between Purchaser and the Contractor.

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

3.3 PURCHASER RIGHT OF ACCESS

Purchaser representatives, including their consultants, shall be notified and have the right to participate in all technical reviews, manufacturing reviews, test, test readiness, and review board meetings relevant to the quality and performance of flight hardware and software provided under this Contract. This includes participation in formal reviews of all failures and non-conformance dispositions.

Purchaser and their consultants shall have the right to monitor Engineering and Breadboard model testing performed under the Contract, witness all qualification, protoflight and acceptance tests, at both the Contractor and Subcontractor’s facilities, and shall be given adequate notification in advance of the commencement of such tests.

In the event that unit and system test data on parallel spacecraft programs are directly related to the validation of this Contract, Purchaser and their consultants shall have the right to witness such tests and review the pertinent data.

All surveillance activities conducted by Purchaser or their consultants shall not in any way replace the Contractor’s inspections, or relieve the Contractor of the responsibility for ensuring the quality of the Deliverable Items.

Purchaser and their consultants shall be given access to all test data, and shall be provided with copies of the test data, when requested. Purchaser and their consultants shall also be given access to all instrument calibration data.

The Contractor shall provide Purchaser and their consultants with adequate workspace at any unit, subsystem or system test location to allow real time on-site test monitoring and data review. At system level testing, a terminal shall be made available to Purchaser and their consultants in the test area to review real-time and archived test data.

Revision 4

11/16/07

Exhibit A

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Annex 1 — Contract Data Requirements List

No.	Title	Class	Quantity	Due Date(1)	SOW Paragraph
01	[***]	I	5		2.2.1
02	[***]	I	5	[***]	2.2.2
03	[***]				2.2.4
	[***]	I	3	[***]
	[***]	I	3	[***]
04	[***]	A	3	[***]	2.2.11
05	[***]
	[***]	I	5	[***]	2.2.5
	[***]	I	As req’d	[***]	2.2.5
	[***]	A	5	[***]	2.2.5
	[***]	A	4	[***]	2.2.5
	[***]	I	1	[***]	2.2.5
	[***]	I	1	[***]	2.2.5
06	[***]
	[***]	I	5	[***]	2.2.6
	[***]	I	As req’d	[***]	2.2.6
	[***]	A	5	[***]	2.2.6
	[***]	A	4	[***]	2.2.6
	[***]	I	1	[***]	2.2.6
	[***]	I	1	[***]	2.2.6
07	[***]
	[***]	I	5	[***]	2.2.7
	[***]	I	As req’d	[***]	2.2.7
	[***]	A	5	[***]	2.2.7
	[***]	A	5	[***]	2.2.7
	[***]	I	1	[***]	2.2.7
	[***]	I	1	[***]	2.2.7
08	[***]	I	5	[***]	2.2.10.1
09	[***]	I	2	[***]	2.4.9
10	[***]	I	5	[***]	2.2.10.2
11	[***]	I	5	[***]	2.2.12, 2.2.8.13

A1-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Class Code	A= For Approval by Purchaser
I = For Information

The Parties will review the Class Codes and revise as appropriate upon mutual agreement.
Notes:	(1)EDC = Effective Date of Contract

No.	Title	Class	Quantity	Due Date(1)	SOW Paragraph
12	[***]
	[***]	I	5	[***]	2.2.10.3
	[***]	I	5	[***]	2.2.10.3
	[***]	A	5	[***]	2.4.13
	[***]	A	5	[***]	2.5.6.4
13	[***]	I	5	[***]	2.2.3
14	[***]	I	Available in agreed upon electronic format	[***]	2.2.16
15	[***]	I	3	[***]	2.2.17
16	[***]	A	Also provided in electronic media; in MS Word format		2.2.18
	[***]		5	[***] [***]	2.2.18(a)
	[***]		5	[***] [***]	2.2.18(b)
	[***]		5	[***]	2.2.18(c)

A1-2

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

	[***]		5	[***] [***]	2.2.18(d)
17	[***]	I	3	[***]	2.5.5.2
18	[***]	I	3	[***]	2.2.15
19	[***]	A	3	[***]	2.2.15

A1-3

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

No.	Title	Class	Quantity	Due Date(1)	SOW Paragraph
20	[***]	I	2	[***]	2.2.14
21	[***]
	[***]	A	5	[***]	2.5.4
	[***]	I	As req’d	[***]	2.5.4
22	[***]	A	3	[***]	2.2.4

No.	Title	Class	Quantity	Due Date(1)	SOW Paragraph
23	[***]	I	*	[***]	2.2.9
24	[***]	A	1	[***]	2.4.8

A1-4

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

No.	Title	Class	Quantity	Due Date(1)	SOW Paragraph
25	[***]				2.5.3
	[***]	I	X	[***]
	[***]	I	X	[***]
	[***]	I	3	[***]
	[***]	I	3	[***]
	[***]	I	3	[***]
	[***]	I	3	[***]
26	[***]				2.2.8
	[***]	I	5	[***]	2.2.8
	[***]	I	As req’d	[***]	2.2.8
	[***]	A	5	[***]	2.2.8
	[***]	A	4	[***]	2.2.8
	[***]	I	1	[***]	2.2.8
	[***]	I	1	[***]	2.2.8
27	[***]				2.2.8
	[***]	I	5	[***]	2.2.8
	[***]	I	As req’d	[***]	2.2.8
	[***]	A	5	[***]	2.2.8
	[***]	A	4	[***]	2.2.8
	[***]	I	1	[***]	2.2.8
	[***]	I	1	[***]	2.2.8
28	[***]				2.2.8
	[***]	I	5	[***]	2.2.8
	[***]	I	As req’d	[***]	2.2.8
	[***]	A	5	[***]	2.2.8
	[***]	A	4	[***]	2.2.8
	[***]	I	1	[***]	2.2.8

A1-5

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[***]	I	1	[***]	2.2.8

A1-6

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

No.	Title	Class	Quantity	Due Date(1)	SOW Paragraph
29	[***]	I		[***]
30	[***]
	[***]	I	3	[***]
	[***]	I	3	[***]
	[***]	I	3	[***]
	[***]	I	3	[***]
	[***]	I	X	[***]
	[***]	A	3	[***]
31	[***]
	[***]	I	1	[***]
	[***]	A	1	[***]	2.4.11
	[***]	I	3	[***]	2.4.13
32	[***]
	[***]	I	3	[***]
	[***]	I	3	[***]
	[***]	I	3	[***]
	[***]	I	3	[***]
	[***]	I	3	[***]

A1-7

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

No.	Title	Class	Quantity	Due Date(1)	SOW Paragraph
	[***]	I	3	[***]
	[***]	A	3	[***]
33	[***]				3
	[***]	I	3	[***]
34	[***]
	[***]	I	5	[***]	2.4.8

A1-8

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Exhibit B

TerreStar

Satellite Performance

Specifications

Revision 6	October 18, 2007

Space Systems/Loral, Inc. 3825 Fabian Way Palo Alto, California 94303-4201
TerreStar Networks Inc. One Discovery Square 9th Floor 12010 Sunset Hills Road Reston, Virginia 20190

This document contains data and information proprietary to Space Systems/Loral, Inc. and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Satellite Program. Space Systems/Loral, Inc. and TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data and information to the extent specified in the Purchase Contract.

Information included in Figures 2a, 2b, 2c and 6 of this document is controlled under the International Traffic in Arms Regulations (“ITAR”) by the U.S. Department of State. Export or transfer of the information contained in these Figures to a Foreign Person or foreign entity requires an export license issued by the U.S. Department of State or an ITAR exemption prior to the export or transfer.

Revision 6

10/18/07

Exhibit B

1/24

TerreStar Satellite Program – Technical Specifications

CONTENTS

Section				Page
CONTENTS				II
1 — SCOPE				1
2 — SATELLITE SYSTEM CHARACTERISTICS				1
2.1	LAUNCH REQUIREMENTS			1
2.2	ORBIT AND POSITION			1
	2.3	ENVIRONMENT		1
2.4	SATELLITE SAFETY			1
2.5	SATELLITE RELIABILITY			2
	2.5.1	Pre-Synchronous Orbit Requirements		2
	2.5.2	Synchronous Orbit Requirements		2
		2.5.2.1	Bus	2
		2.5.2.2	Payload	2
		2.5.2.3	Reliability	3
	2.5.3	General Conditions		3
2.6	ON-GROUND STORAGE			4
2.7	LIFETIME			4
2.8	ORBITAL DEBRIS MITIGATION			4
2.9	DEFINITION OF COORDINATE AXES AND ATTITUDE ANGLES			5
2.10	ANTENNA BEAM POINTING ACCURACY			5
	2.10.1	Ku-band Gateway Beams		5
	2.10.2	S-band User Beams		6
2.11	IN-ORBIT TESTING			6
2.12	FCC and ITU Requirements			6
3 — COMMUNICATION SUBSYSTEM				1
3.1	DESCRIPTION			1
3.2	GENERAL CONDITIONS			1
3.3	DEFINITIONS			2
3.4	COVERAGE REQUIREMENTS			6
	3.4.1	Gateway Beam		6
	3.4.3	User Spot Beams		11
	3.4.4	POLARIZATION AND POLARIZATION ISOLATION		12
	3.4.4.1	KU-BAND TRANSMIT AN RECEIVE ISOLATION		13
3.5	FREQUENCY PLAN			13

ii	Revision 6 Exhibit B

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page

TerreStar Satellite Program – Technical Specifications

	3.5.1	Forward Link		13
	3.5.2	Return Link		15
	3.5.3	GBBF Doppler Compensation		15
		3.5.3.1	Forward Doppler Compensation	15
		3.5.3.2	Forward Reference Pilot	15
		3.5.3.3	Return Beacon	16
		3.5.3.4	Return Beacon Signal	16
	3.5.4	Return Frequency Translation Stability		17
3.6	EQUIVALENT ISOTROPIC RADIATED POWER (EIRP)			18
	3.6.1	Forward Link Aggregate EIRP(AEIRP)		18
	3.6.2	Return Link		19
	3.6.3	Ku-band Return EIRP Degradation over Redundant Paths		19
	3.6.4	Ku-band Return EIRP Stability		19
3.7	RECEIVE GAIN/NOISE TEMPERATURE (G/T)			19
	3.7.1	Forward Link G/T		19
		3.7.1.1	G/T Stability	19
	3.7.2	Return Link G/T for Full Band Operation		19
3.8	FLUX DENSITY (FD)			20
	3.8.1	Forward Link Flux Density		20
	3.8.2	Return Link Flux Density		20
	3.8.3	Transmission Path Gain Matching		21
3.9	IN-BAND FREQUENCY RESPONSE			21
	3.9.1	Forward Gain Flatness		21
	3.9.2	Return Gain Flatness		21
	3.9.3	Forward and Return Phase Frequency Response		21
3.10	AMPLITUDE LINEARITY			21
	3.10.1	Input Section		21
	3.10.2	Overall		22
3.11	AMPLITUDE AND PHASE VARIATION			22
	3.11.1	Amplitude Stability		22
	3.11.2	Transmission Path-to-Path Amplitude Variation		23
	3.11.3	Phase Stability		23
	3.11.4	Transmission Path-to-Path Time Delay Variation		23
3.12	OUT-OF-BAND REQUIREMENTS			24
	3.12.1	Forward Receive Out-of-Band Rejection		24
	3.12.2	Forward Transmit Out-of-Band Response for Transmission Paths		24

iii	Revision 6 Exhibit B

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page

TerreStar Satellite Program – Technical Specifications

	3.12.3	Forward Transmit Out-of-Band Response	24
	3.12.4	Return Receive Out-of-Band Response for Transmission Paths	24
	3.12.5	Return Receive Out-of-Band Response	25
	3.12.6	Return Transmit Out-of-Band Response	25
3.13	SPURIOUS OUTPUTS		25
	3.13.1	In-Band Outputs	25
	3.13.2	Out-of-Band Outputs	26
	3.13.3	Phase Noise	26
	3.13.4	Spurious Modulation	27
3.14	MULTIPACTION AND PASSIVE INTERMODULATION (PIM)		28
3.15	OVERDRIVE		29
3.16	PAYLOAD TELEMETRY		29
3.17	PAYLOAD COMMANDS		30
4 — ATTITUDE CONTROL SUBSYSTEM			1
4.1	OPERATIONAL REQUIREMENTS		1
4.2	ATTITUDE DETERMINATION		1
4.3	ATTITUDE CONTROL		1
	4.3.1	Reacquisition	1
	4.3.2	Operational Attitude Control and Antenna Pointing	2
	4.3.3	Control Bias Capability	2
	4.3.4	In-Orbit Antenna Pattern Measurement Capability	2
	4.3.5	Sun/Moon Interference	2
	4.3.6	Safe Modes	3
	4.3.7	Shadow Mode	3
4.4	ACS REDUNDANCY		3
4.5	TELEMETRY AND COMMAND REQUIREMENTS		4
5 — TRACKING, TELEMETRY, AND COMMAND			1
5.1	GENERAL REQUIREMENTS		1
	5.1.1	Command	1
	5.1.2	Telemetry	2
	5.1.3	Ranging	2
	5.1.4	TT &CICommunications Compatibility	6
	5.1.5	Command Security	6
5.2	TELEMETRY PERFORMANCE		7
	5.2.1	Dwell telemetry	8
	5.2.2	Telemetry Transmitter	8

iv	Revision 6 Exhibit B

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page

TerreStar Satellite Program – Technical Specifications

5.3	COMMAND EQUIPMENT PERFORMANCE		9
5.4	TT &C ANTENNA		10
5.5	TELEMETRY REQUIREMENTS		11
6 — ELECTRICAL POWER SUBSYSTEM			1
6.1	SOLAR ARRAY		1
6.2	BATTERY		2
6.3	POWER CONDITIONING AND CONTROL		2
6.4	TELEMETRY REQUIREMENTS		4
7 — THERMAL CONTROL SUBSYSTEM			1
	7.1	SUBSYSTEM DESCRIPTION	1
	7.2	TELEMETRY REQUIREMENTS	2
8 — PROPULSION SUBSYSTEM			1
8.1	PROPELLANT LOAD		2
8.2	TELEMETRY REQUIREMENTS		3
9 — STRUCTURE SUBSYSTEM			1
9.1	SAFETY MARGINS		1
9.2	ACCESSIBILITY		2
10 — MECHANISMS AND ACTUATORS			1
10.1	ROTATING DEVICES		1
10.2	DEPLOYMENT MECHANISMS		1
10.3	MECHANISM REDUNDANCY		1
10.4	TELEMETRY REQUIREMENTS		2
11 — PYROTECHNIC DEVICES			1

ANNEX A — RADIATION, METEOROID, AND CHARGING ENVIRONMENT			1
1	INTRODUCTION		1
2	RADIATION ENVIRONMENT		1
3	METEOROID ENVIRONMENT		1
4	CHARGING ENVIRONMENT		9
	4.1	Surface Charging	9
	4.2	Internal/deep Charging	9
ANNEX B — LAUNCH VEHICLE REQUIREMENTS			1
1	INTRODUCTION		1
2	LAUNCH VEHICLE INTERFACE		1
	2.1	General Interface Requirements	1

v	Revision 6 Exhibit B

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TerreStar Satellite Program – Technical Specifications

	2.2	Electrical Interfaces	1
	2.3	Mechanical Interfaces	2
	2.4	RF Interfaces	2
2	LAUNCH VEHICLE INDUCED ENVIRONMENT		2
	3.1	Mechanical	2
	3.2	Thermal	2
4	SAFETY REQUIREMENTS		2
	4.1	Design	2
5	CONTAMINATION REQUIREMENTS		3
6	LAUNCH SITE OPERATIONS REQUIREMENTS		3
7	LAUNCH VEHICLE INTERFACE DELIVERABLE DATA REQUIREMENTS		3
	7.1	Spacecraft-to-Launch-Vehicle Interface Control Document	3
	7.2	Launch Site Operations Plan	4
	7.3	Launch Site Safety Submissions	4
	7.4	Coupled Loads Model	5
	7.5	Coupled Thermal Model	5
	7.6	Satellite Environmental Test Plan	6
	7.7	Fit Check and Separation Shock Test	6
	7.8	Mission Analyses Inputs	6
	7.9	Launch Site Facilities Requirements Document	6
	7.10	Launch Site Operations Procedures	7
	7.11	Launch Vehicle Mission Design Review Packages	7
	7.12	launch Vehicle Launch Readiness Review Package	7
	7.13	Launch Vehicle Flight Readiness Review Package	8
	7.14	Launch Vehicle Pre-Shipment Review Package	8
	7.15	Launch Vehicle Post Flight Report	8
	7.16	Launch Processing Photographs and Video	9
	7.17	Contractor-Provided Launch Documentation	9

vi	Revision 6 Exhibit B

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page

TerreStar Satellite Program – Technical Specifications

ILLUSTRATIONS

Figure	Page
Figure 1. Receive Polarization Isolation	4

Figure 2a: Forward Ku to IF Block diagram (For Reference only)	7
Figure 2b: Forward IF to S Block Diagram (For Reference Only)	8
Figure 2c: Return Functional Block Diagram (For Reference Only)	9
Figure 3. Spot Beam Coverage Area, Satellite at 111.1° West	11
Figure 4. Reference Beam Plan for 7- fold Frequency Reuse	12
Figure 5. TerreStar On-Station Frequency Plan	15
Figure 6. TT&C Subsystem Block Diagram (For Illustration Only)	5

TABLES

Table		Page
Table 1.	Not used
Table 2.	Forward AEIRP	18
Table 3.	Return G/T	19
Table 4.	Timer Value Options	6
Table 5.	Telemetry Baseband Performance Summary	7
Table 6.	Telemetry RF Performance	9
Table 7.	Command RF Performance Summary	10
Table A-I.	Electron Fluence (160W)	1
Table A-2.	Proton Fluence (Including Solar Flares) and Alpha Particle	3
Table A-3.	Cosmic Ray Spectrum	4
Table A-4.	Meteroroid Flux Model by MASS	5
Table A-5.	Meteoroid Velocity Distribution per NASA SP 8013 dated March, 1969	5
Table A-6.	Meteoroid Penetration Thickness and Crater Diameter	6
Table A-7.	Ultraviolet Radiation	6
Table A-8.	Integral LET Spectra for Geostationary Orbit, M=3 for Single Event Effects	8

vii	Revision 6 Exhibit B

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page

TerreStar Satellite Program – Technical Specifications

1 — SCOPE

This document specifies the performance characteristics of the TerreStar 2-GHz GEO Satellite designed to relay digital voice and data traffic in the 2 GHz band frequencies. The satellite shall be compatible with the launch constraints, restrictions, environments, and limitations of the launch vehicles and shall be capable of being placed in a geostationary orbit at the geostationary position of 111.1° W longitude.

The TerreStar 2-GHz GEO Satellite Space Segment consist of a spacecraft, ground-based beam forming (GBBF) subsystem, and tracking, telemetry and command subsystems. Within this segment, two links are provided for communicating between gateways and users.

1.	A forward link with Ku-band uplinks and 2-GHz band downlinks

2.	A return link with 2-GHz band uplinks and Ku-band downlinks

The 2-GHz band coverage is accomplished by employing spot beams, using the Satellite and the Ground Based Beamforming (GBBF) subsystem. The Satellite shall include a multi-element feed array and reflector antenna for the 2-GHz band coverage. The GBBF processes the signals to and from the spacecraft S-band feed array elements.

The TerreStar communications payload provides two distinct links between the gateways and the users. These links are accomplished with a large number of spot beams providing coverage to the continental United States, Canada, Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands.

[***] [The remaining 2 pages (pages 1-1 through 1-2) of this section have been omitted and filed separately with the Commission.]

Revision 6

Exhibit B

1-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

2 — SATELLITE SYSTEM CHARACTERISTICS

[***] [The remaining 6 pages (pages 2-1 through 2-6) of this section have been omitted and filed separately with the Commission.]

Revision 6

Exhibit B

2-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

3 — COMMUNICATION SUBSYSTEM

[***] [The remaining 30 pages (pages 3-1 through 3-30) of this section have been omitted and filed separately with the Commission.]

Revision 6

Exhibit B

3-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

4 — ATTITUDE CONTROL SUBSYSTEM

[***] [The remaining 4 pages (pages 4-1 through 4-4) of this section have been omitted and filed separately with the Commission.]

Revision 6

Exhibit B

4-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

5 — TRACKING, TELEMETRY, AND COMMAND

[***] [The remaining 11 pages (pages 5-1 through 5-11) of this section have been omitted and filed separately with the Commission.

Revision 6

Exhibit B

5-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

6 — ELECTRICAL POWER SUBSYSTEM

[***] [The remaining 4 pages (pages 6-1 through 6-4) of this section have been omitted and filed separately with the Commission.]

Revision 6

Exhibit B

6-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

7 — THERMAL CONTROL SUBSYSTEM

[***] [The remaining 2 pages (pages 7-1 through 7-2) of this section have been omitted and filed separately with the Commission.]

Revision 6

Exhibit B

7-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

8 — PROPULSION SUBSYSTEM

[***] [The remaining 3 pages (pages 8-1 through 8-3) of this section have been omitted and filed separately with the Commission.]

Revision 6

Exhibit B

8-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

9 — STRUCTURE SUBSYSTEM

[***] [The remaining 2 pages (pages 9-1 through 9-2) of this section have been omitted and filed separately with the Commission.]

Revision 6

Exhibit B

9-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

10 — MECHANISMS AND ACTUATORS

[***] [The remaining 2 pages (pages 10-1 through 10-2) of this section have been omitted and filed separately with the Commission.]

Revision 6

Exhibit B

10-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

11 — PYROTECHNIC DEVICES

[***] [The remaining page (page 11-1) of this section have been omitted and filed separately with the Commission.]

Revision 6

Exhibit B

11-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

ANNEX A

TO

EXHIBIT B

RADIATION, METEOROID AND CHARGING ENVIRONMENT

Revision 6

Exhibit B

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

ANNEX A — RADIATION, METEOROID, AND CHARGING ENVIRONMENT

[***] [The remaining 9 pages (pages A-1 through A-9) of this Annex have been omitted and filed separately with the Commission.]

Exhibit B — Performance Spec

A-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

ANNEX B

TO

EXHIBIT B

LAUNCH VEHICLE INTERFACE REQUIREMENTS

Revision 4.1

Exhibit B

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TerreStar Satellite Program – Technical Specifications

ANNEX B — LAUNCH VEHICLE REQUIREMENTS

LIST OF ACRONYMS

Acronyms	Definition
EMC	Electromagnetic Compatibility
EMI	Electromagnetic Interference
RF	Radio Frequency

1 INTRODUCTION

This Appendix B, Launch Vehicle Interface Requirements, outlines the requirements for the interfacing the spacecraft with the launch vehicle. Deliverable documentation as part of this contract is specified in Exhibit A, Satellite Statement of Work.

2 LAUNCH VEHICLE INTERFACE

[***] [The remaining 9 pages (pages B-1 through B-9) of this Annex have been omitted and filed separately with the Commission.]

Exhibit B — Performance Spec

B-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

ANNEX C

TO

EXHIBIT B

COVERAGE AREA POLYGON DEFINITION

Exhibit B

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

[***] [The remaining 46 pages (pages C-1 through C-46) of this Annex have been omitted and filed separately with the Commission.]

Exhibit B

C-1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

EXHIBIT C

COMMERCIAL PROGRAMS

PRODUCT ASSURANCE PLAN

[***] [Pages 1-220 of this Exhibit C have been omitted and filed separately with the Commission.]

TERRESTAR

Revision 2

EXHIBIT D

TERRESTAR-2

SATELLITE TEST PLAN

Revision 2

November 16, 2007

Prepared for: TerreStar Networks Inc. 12010 Sunset Hills Road, Suite 900
Reston, Virginia 20190	TerreStar Networks Inc. Approval Signature

Prepared by: Space Systems/Loral, Inc. 3825 Fabian Way
Palo Alto, California 94303-4201	Space Systems/Loral, Inc. Approval Signature

i

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TERRESTAR

Revision 2

This document contains data and information proprietary to Space Systems/Loral, Inc. and TerreStar Networks Inc. This data is being furnished pursuant to the provisions of the Contract between TerreStar Networks Inc. and Space Systems/Loral, Inc. for the TerreStar Satellite Program. TerreStar Networks Inc. shall have the right to duplicate, use or disclose the data to the extent specified in the Purchase Contract.

This page intentionally left blank.

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TERRESTAR

Revision 2

CONTENTS

Section			Page
1 — INTRODUCTION			1
1.1	SCOPE		1
1.2	TEST PLAN OBJECTIVES AND PHILOSOPHY		1
	1.2.1	Objectives	1
	1.2.2	Test Philosophy	1
2 — GENERAL REQUIREMENTS			1
2.1	TYPES OF TESTS		1
	2.1.1	Development Tests	1
	2.1.2	Qualification Tests	1
	2.1.3	Delta-Qualification (Protoflight) Tests	1
	2.1.4	Acceptance Tests	1
	2.1.5	Life Tests	2
2.2	TYPES OF UNITS		5
	2.2.1	Flight Model	5
	2.2.2	Protoflight Model	5
	2.2.3	Qualification Model	5
	2.2.4	Engineering Qualification Model	6
	2.2.5	Engineering Model	7
	2.2.6	Engineering Development Models	7
2.3	EQUIPMENT CATEGORIES		7
2.4	CATEGORY QUALIFICATION REQUIREMENTS		8
2.5	DOCUMENTATION		9
	2.5.1	Test Procedures	9
	2.5.2	Nonconformance Requirements	10
	2.5.3	Log Book	10
2.6	TEST DATA		11
2.7	PROTECTING THE FLIGHT ARTICLE		11
3 — TEST CONDITIONS			1
3.1	GENERAL TEST CONDITIONS		1
	3.1.1	Ambient Environment	1
	3.1.2	Zero Gravity	1
	3.1.3	Test Equipment Accuracy	1

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TERRESTAR

Revision 2

	3.1.4	Test Equipment Calibration		1
	3.1.5	Test Software		2
	3.1.6	Responsible Personnel		2
	3.1.7	Pass/Fail Criteria		2
3.2	ENVIRONMENTAL TEST LEVELS AND DURATIONS			2
	3.2.1	Basic Requirement		2
	3.2.2	Static Loads		2
	3.2.3	Vibration		3
		3.2.3.1	Random Vibration	3
		3.2.3.2	Sine Vibration	3
		3.2.3.3	Acoustic	4
	3.2.4	Deployment Tests		4
	3.2.5	Thermal/Thermal Vacuum		4
	3.2.6	Electromagnetic Interference/Electromagnetic Compatibility/Electrostatic Discharge		4
		3.2.6.1	Unit-Level ESD Tests	4
		3.2.6.2	Unit-Level EMI/EMC Tests	5
		3.2.6.3	System-Level EMC Tests	5
	3.2.7	Special RF Tests		5
	3.2.8	Unit Operating Time		6
4 — UNIT TEST PLAN				1
4.1	UNIT TESTING			1
	4.1.1	Typical Unit Test Program		1
	4.1.2	Unit Functional and Operating Tests		1
	4.1.3	Unit Test Summary Tables		2
4.2	UNIT DEVELOPMENT AND QUALIFICATION PHILOSOPHY			3
	4.2.1	Qualification Process		3
	4.2.2	Qualification Status List		4
4.3	COMPONENT DETAIL			4
	4.3.1	One-shot Components		4
		4.3.1.1	Dual Rod Cutter	4
		4.3.1.2	Pyrotechnic Initiator	5
		4.3.1.3	Split Spool Device	5
	4.3.2	Traveling Wave Tube Amplifier		5
	4.3.3	S-Band Antenna		6
	4.3.4	Ku-Band Antenna		6

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TERRESTAR

Revision 2

5 — SUBSYSTEM AND SYSTEM TEST				1
5.1	SUBSYSTEM TEST			1
	5.1.1	Overview		1
	5.1.2	Structure Subsystem		1
	5.1.3	Repeater Subsystem		2
	5.1.4	Antenna Subsystem Tests		3
		5.1.4.1	S-Band Unfurlable Antenna	3
		5.1.4.2	General Guidelines – RF Range Testing	8
		5.1.4.3	Ku-Band Integrated Antenna Test	8
	5.1.5	Propulsion		9
	5.1.6	Attitude Control and Data Handling		9
	5.1.7	Solar Array		10
	5.1.8	Battery Assembly		10
	5.1.9	Thermal Control Subsystem		12
5.2	SYSTEM TEST			12
	5.2.1	Overview		12
	5.2.2	Objectives		18
5.3	TEST READINESS REVIEWS			18
5.4	DATA REVIEW			19
5.5	TREND ANALYSIS			19
5.6	SYSTEM TEST SEQUENCE			19
	5.6.1	Initial Reference Performance Phase		19
		5.6.1.1	Propulsion/Bus Subsystem	19
		5.6.1.2	Communication Panel Level	20
		5.6.1.3	Spacecraft Alignment	20
		5.6.1.4	Initial Spacecraft Level Test	20
	5.6.2	Thermal Vacuum Phase		21
		5.6.2.1	Overview	21
		5.6.2.2	Pre-Thermal Vacuum Validation	22
		5.6.2.3	Thermal Vacuum Profile and Objectives	22
		5.6.2.4	Test Phases	24
		5.6.2.5	Performance Test in Thermal Vacuum	25
		5.6.2.6	Post-Thermal Vacuum and Pre-Dynamics Checks	25
	5.6.3	Dynamics Phase		25
		5.6.3.1	Overview	25
		5.6.3.2	Dynamics Build	25

v

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TERRESTAR

Revision 2

		5.6.3.3	Dynamics Testing		26
		5.6.3.4	Pyro/SSD shock and Deployment Testing		28
		5.6.3.5	Launch Vehicle Adapter Fitcheck/Separation		29
		5.6.3.6	Alignment Verification		29
	5.6.4	Final Performance Phase			30
		5.6.4.1 RF Test Range			30
		5.6.4.2	Satellite-Level ESD Tests		31
		5.6.4.3	Bus Testing		31
		5.6.4.4	Ground Station Compatibility		31
		5.6.4.5	Mission Control Center (MCC) Compatibility		32
		5.6.4.6	Electromagnetic Compatibility Test		32
			5.6.4.6.1	Radiated Emissions	32
			5.6.4.6.2	Spacecraft Self Compatibility	32
			5.6.4.6.3	Radiated Susceptibility	33
		5.6.4.7	Intermodulation Tests		33
		5.6.4.8	Compatibility Test with GBBF Test Set		34
	5.6.5	Final Operations Phase			34
		5.6.5.1	Overview		34
		5.6.5.2	Mass Properties		34
		5.6.5.3	Mechanical Operations		35
	5.6.6	Ship			36
6 — LAUNCH BASE OPERATIONS					1
6.1	LAUNCH BASE PREPAREDNESS, TESTING, AND OPERATIONS				1
6.2	PRE-SHIPMENT READINESS				1
6.3	LAUNCH BASE ACTIVITIES				2
6.4	PHASE I				2
6.5	PHASE II				3
6.6	PHASE III				4
6.7	PHASE IV — ON-PAD OPERATIONS				4
7 — IN-ORBIT TEST					1
7.1	PURPOSE OF TESTS				1
7.2	MAJOR ASSUMPTIONS				1
7.3	IN-ORBIT TEST PLAN AND PROCEDURES				3
7.4	ORGANIZATION				3
	7.4.1	Ground Stations			3

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

TERRESTAR

Revision 2

	7.4.2	Personnel		3
	7.4.3	Work Shifts		4
	7.4.4	Coordination and Communication		5
7.5	IOT CAMPAIGN SCHEDULE			5
	7.5.1	Schedule Guidelines		5
	7.5.2	Baseline IOT Campaign Schedule		6
	7.5.3	Detailed IOT Campaign Schedules		7
7.6	BUS TESTING			7
	7.6.1	Bus Test Rationale		7
	7.6.2	Bus Test Sequence		8
	7.6.3	Bus Test Matrix		9
	7.6.4	Bus IOT Procedures		11
7.7	PAYLOAD TESTING			11
	7.7.1	Payload Test Sequence		11
	7.7.2	TT&C Test Matrix		12
	7.7.3	Turn-On and Quick-Look Tests		12
	7.7.4	Antenna Pattern Measurements		13
	7.7.5	Transmission Pathway Testing		15
		7.7.5.1	Transmission Pathway Testing Rationale	15
		7.7.5.2	Transmission Pathway Testing Sequence	15
		7.7.5.3	Transmission Pathway Testing Matrix	15
	7.7.6	Payload IOT Procedures		15
	7.7.7	IOT Data Review and Acceptance Process		15
	7.7.8	IOT Data Acceptance Criteria		16
7.8	IN-ORBIT COMPATIBILITY TEST WITH GROUND BASED BEAMFORMER (GBBF)			17

1.	GENERAL			1
1.1	PRESHIPMENT STORAGE			1
1.2	LAUNCH BASE STORAGE			2
2.	GROUND STORAGE			2
2.1	ACCESS CONTROL			3
2.2	MONITORING			3
2.3	FACILITIES			3
2.4	SATELLITE PREPARATION FOR LONG-TERM STORAGE			5
2.5	SOLAR ARRAY STORAGE			6

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3.	LIMITED SHELF LIFE MATERIALS		6

4.	ACTIVATION AND POST-STORAGE TESTING REQUIREMENTS		6
	4.1	ZERO TO ONE MONTH CONSIDERATIONS	11
	4.2	ONE TO THREE & THREE TO TWELVE CONSIDERATIONS	11
	4.3	GREATER THAN TWELVE MONTH CONSIDERATIONS	12
	4.4	STORAGE OF A FUELED SPACECRAFT	12

1.	GENERAL		2

APPENDIX A — STORAGE PLAN			A-1

APPENDIX B — UNIT TEST TABLES			B-1

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ILLUSTRATIONS

Figure		Page
3-1	Typical Unit Thermal, Thermal Vacuum Temperature Profile	3-6
5-1	Unfurlable Reflector Test Flow	5-7
5-2	Solar Array Qualification Test Flow	5-14
5-3	Solar Array Subsystem Acceptance Testing	5-15
5-4	Test Flow	5-17
5-5	Thermal Vacuum Profile	5-23
6-1	Launch Base Operations Sequence	6-3

	TABLES
Table		Page
Table 2-1.	Unit Life Test/Orbital Life Comparison	3
Table 3-1.	Vibration and Acoustic Test Criteria	3
Table 4-1.	Antenna Unit Summary Test Matrix	7
Table 4-2a.	Ku-Band Repeater Unit Summary Test Matrix	10
Table 4-2b.	S-Band Repeater Unit Summary Test Matrix	11
Table 4-3.	TC&R (RF) Unit Summary Test Matrix	14
Table 4-4.	Attitude Control Subsystem Summary Test Matrix	14
Table 4-4.	Attitude Control Subsystem Summary Test Matrix	15
Table 4-5.	Bipropellant Propulsion Unit Summary Test Matrix	17
Table 4-6.	Solar Array Unit Summary Test Matrix	19
Table 4-7.	Electrical Power Unit and Subsystem Summary Test Matrix	21
Table 4-8.	Data Handling Subsystem - Unit and Subsystem Summary Test Matrix	23
Table 4-9.	Thermal Unit Summary Test Matrix	25
Table 4-10.	Structure Unit Summary Test Matrix	27
Table 4-11.	Mechanisms Unit Summary Test Matrix	28
Table 5-1.	Satellite Test Matrix	37
Table 5-1.	Satellite Test Matrix (Continued)	46
Table 5-1.	Satellite Test Matrix (Continued)	49
Table 7-1.	Contractor’s Typical IOT Campaign Milestones	6
Table 7-2.	Contractor’s Set of Bus Subsystem and Function Tests	9
Table 7-3.	Contractor’s Set of TT&C Tests	13

x

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Revision 2

Table 7-4.	Contractor’s Set of Payload Tests	18
Table 2.3-1.	Storage Facilities	4
Table B-1.	Traveling Wave Tube	3
Table B-2.	Traveling Wave Tube Amplifier	3
Table B-2.	Traveling Wave Tube Amplifier	4
Table B-3.	Channel Amplifier	6
Table B-4.	Frequency Converter and Low Noise Amplifier	6
Table B-4.	Frequency Converter and Low Noise Amplifier	7
Table B-5.	Filter	7
Table B-5.	Filter	8
Table B-6.	Switch	9

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1 — INTRODUCTION

1.1 SCOPE

This Spacecraft Test Plan (STP) defines the development, qualification, protoflight, and acceptance tests that are performed as a standard on all Space Systems/Loral (SS/L) spacecraft during factory testing, at the launch base, and for in-orbit verification. Testing is performed at unit, subsystem, and satellite levels. The ground test program is designed to demonstrate the performance of flight units in environments more stressful than those expected during the mission life. The purpose of this testing to show compliance with the Terrestar-2 Satellite Performance Specification as defined in Exhibit B of the Contract.

This plan is SS/L’s proven baseline. Testing details can be modified by mutual agreement between Purchaser and SS/L.

1.2 TEST PLAN OBJECTIVES AND PHILOSOPHY

1.2.1 Objectives

The objective of the STP is to ensure that the satellite will satisfy and fulfill its mission requirements over its lifetime. The STP is designed to prove that the spacecraft is capable of meeting its required performance specifications over the range of environments it shall encounter during its operational lifetime, including ground, launch base, and launch phases. All acceptance, protoflight, qualification, and development tests conducted on spacecraft equipment shall follow the requirements of this test plan.

1.2.2 Test Philosophy

[***] [The remaining 2 pages (pages 1-1 through 1-2) of this section have been omitted and filed separately with the Commission.]

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

1-1

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2 — GENERAL REQUIREMENTS

[***] [The remaining 11 pages (pages 2-1 through 2-11) of this section have been omitted and filed separately with the Commission.]

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

2-1

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3 — TEST CONDITIONS

[***] [The remaining 6 pages (pages 3-1 through 3-6) of this section have been omitted and filed separately with the Commission.]

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

3-1

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4 — UNIT TEST PLAN

[***] [The remaining 28 pages (pages 4-1 through 4-28) of this section have been omitted and filed separately with the Commission]

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

4-1

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5 — SUBSYSTEM AND SYSTEM TEST

[***] [The remaining 60 pages (pages 5-1 through 5-60) of this section have been omitted and filed separately with the Commission.]

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

5-1

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6 — LAUNCH BASE OPERATIONS

[***] [The remaining 5 pages (pages 6-1 through 6-5) of this section have been omitted and filed separately with the Commission.]

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

6-1

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7 — IN-ORBIT TEST

[***] [The remaining 19 pages (pages 7-1 through 7-19) of this section have been omitted and filed separately with the Commission.]

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

7-1

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Appendix A

SATELLITE STORAGE PLAN

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

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1. GENERAL

The Contractor shall provide the capability to store the Spacecraft beyond the contracted shipment or launch date, should it be necessary. Spacecraft storage shall be consistent with this Agreement. Systems Engineering will generate a System Technical Information Request/Statement (STIRS) that will detail the any spacecraft specific storage and testing requirements following storage.

The Contractor shall have provisions to store the Spacecraft if required, under environmentally controlled conditions to be mutually agreed upon by the Contractor and Customer. The Contractor shall provide the operators of the storage facility with a procedure, detailing the frequency of inspection of the Spacecraft, and recording of environmental data.

The storage of the satellite and its associated flight units will be accomplished during the storage period using facilities, equipment, and procedures that meet the requirements of this Storage Plan.

Terms and conditions for storage of the spacecraft shall be detailed in the Contractual option directing the spacecraft storage.

1.1 PRESHIPMENT STORAGE

[***] [The remaining 13 pages (pages A-1 through A-13) of this Annex have been omitted and filed separately with the Commission.]

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

A-1

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Revision 2

Appendix B

UNIT TEST TABLES

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

B-1

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Revision 2

[***] [The remaining 9 pages (pages B-2 through B-10) of this Annex have been omitted and filed separately with the Commission.]

SS/L-TP20421 Exhibit D

Volume 2, Part B — Attachment 2

B-2

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

EXHIBIT E – TerreStar Satellite Program – TerreStar 2

Payment Plan and Termination Liability Amounts

(not including Orbital Performance Incentive Payments)

November 16, 2007                     (US$)

[***]

Payment Number	TerreStar 2 Commencement Date + Month*	Payments	Cumulative Payment Amount & Termination Liability Amount **	Time Payments / Program Milestones
T2-1	[***]	[***]	[***]	[***]
T2-2	[***]	[***]	[***]	[***]
T2-3	[***]	[***]	[***]	[***]
T2-4	[***]	[***]	[***]	[***]
T2-5	[***]	[***]	[***]	[***]
T2-5a	[***]	[***]	[***]	[***]
T2-6	[***]	[***]	[***]	[***]
T2-7	[***]	[***]	[***]	[***]
T2-8	[***]	[***]	[***]	[***]
T2-8a	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
T2-9	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
T2-10	[***]	[***]	[***]	[***]
T2-10a	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
T2-11	[***]	[***]	[***]	[***]
T2-11a	[***]	[***]	[***]	[***]
T2-12	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
T2-13	[***]	[***]	[***]	[***]
T2-13a	[***]	[***]	[***]	[***]
T2-14	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
T2-15	[***]	[***]	[***]	[***]
T2-15a	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
T2-16	[***]	[***]	[***]	[***]
T2-16a	[***]	[***]	[***]	[***]
T2-16b	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
T2-17	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
T2-18	[***]	[***]	[***]	[***]
T2-19	[***]	[***]	[***]	[***]
T2-20	[***]	[***]	[***]	[***]
T2-21	[***]	[***]	[***]	Launch Satellite
	34			Complete IOT **

*	For this Payment Plan, TerreStar 2 Commencement Date to occur no earlier than August 25, 2005, but no later than twelve (12) months after the Agreement Execution Date.
**	Orbital Performance Incentive amounts shall be paid in accordance with Article 13.

Use or disclosure of the data contained on this page is subject to the restrictions set forth on the first page of this Agreement.

Exhibit F – Payment Plan for TerreStar Satellite Orbital Performance Incentives

    9-Nov-07

Payment Plan for TerreStar 2 Scheduled Orbital Performance Incentives

(in U.S. $s)

Months after Launch*	Scheduled Orbital Performance Payments	Cumulative Scheduled Orbital Performance Payments
0	[***]	[***]
1	[***]	[***]
2	[***]	[***]
3	[***]	[***]
4	[***]	[***]
5	[***]	[***]
6	[***]	[***]
7	[***]	[***]
8	[***]	[***]
9	[***]	[***]
10	[***]	[***]
11	[***]	[***]
12	[***]	[***]
TOTAL	[***]

*	Subject to Articles 13.2.2 and 13.2.5 (B) of the Contract.

Use or disclosure of the data contained on this page is subject to the restrictions set forth on the first page of this Agreement.

Exhibit F – Payment Plan for TerreStar Satellite Orbital Performance Incentives

    9-Nov-07

Payment Plan for TerreStar 2 Quarterly Orbital Performance Incentives

(in U.S. $s)    (based on Contractor earning 100% of the Quarterly Orbital Performance Incentives over the entire 15 years after Acceptance)

Quarter No.	Months after Acceptance*	Quarterly Incentive Payments	Quarterly Interest Charge**	Total Quarterly Incentive & Interest Payments
1	3	275,000	5,342	280,342
2	6	275,000	10,788	285,788
3	9	275,000	16,340	291,340
4	12	275,000	22,000	297,000
5	15	275,000	27,770	302,770
6	18	275,000	33,651	308,651
7	21	275,000	39,647	314,647
8	24	275,000	45,760	320,760
9	27	275,000	51,991	326,991
10	30	275,000	58,344	333,344
11	33	275,000	64,819	339,819
12	36	275,000	71,421	346,421
13	39	275,000	78,151	353,151
14	42	275,000	85,011	360,011
15	45	275,000	92,005	367,005
16	48	275,000	99,134	374,134
17	51	275,000	106,403	381,403
18	54	275,000	113,812	388,812
19	57	275,000	121,365	396,365
20	60	275,000	129,065	404,065
21	63	275,000	136,915	411,915
22	66	275,000	144,917	419,917
23	69	275,000	153,074	428,074
24	72	275,000	161,390	436,390
25	75	275,000	169,868	444,868
26	78	275,000	178,510	453,510
27	81	275,000	187,320	462,320
28	84	275,000	196,302	471,302
29	87	275,000	205,457	480,457
30	90	275,000	214,791	489,791
31	93	275,000	224,306	499,306
32	96	275,000	234,006	509,006
33	99	275,000	243,894	518,894
34	102	275,000	253,974	528,974
35	105	275,000	264,250	539,250
36	108	275,000	274,726	549,726
37	111	275,000	285,406	560,406
38	114	275,000	296,292	571,292
39	117	275,000	307,391	582,391
40	120	275,000	318,704	593,704
41	123	275,000	330,238	605,238
42	126	275,000	341,996	616,996
43	129	275,000	353,982	628,982
44	132	275,000	366,201	641,201
45	135	275,000	378,657	653,657
46	138	275,000	391,355	666,355
47	141	275,000	404,300	679,300
48	144	275,000	417,497	692,497
49	147	275,000	430,950	705,950
50	150	275,000	444,664	719,664
51	153	275,000	458,644	733,644
52	156	275,000	472,897	747,897
53	159	275,000	487,426	762,426
54	162	275,000	502,237	777,237
55	165	275,000	517,336	792,336
56	168	275,000	532,728	807,728
57	171	275,000	548,420	823,420
58	174	275,000	564,416	839,416
59	177	275,000	580,723	855,723
60	180	275,000	597,347	872,347
	TOTAL	16,500,000	14,846,327	31,346,327

*	– Subject to Articles 13.2.1 and 13.2.5 (B) of the Contract.
**	– Calculated at Annual Interest Rate of 8.0% Compounded Annually

Use or disclosure of the data contained on this page is subject to the restrictions set forth on the first page of this Agreement.